Exhibit 10.2

MANDATE, COMMITMENT AND FEE LETTER – PROJECT MONTY

To:	GWI Holdings No. 2 Pty Ltd (ABN 53 132 989 998) (“GWIH2”)
Level 3, 33 Richmond Road
Keswick SA 5035
Attention: Greg Pauline and Michael Morris
Fax: +61 8 8343 5454
Email: greg.pauline@gwrr.com; mmorris@gwrr.com

14 October 2016

Dear Sirs,

Up to A$740 million Project Monty - Syndicated Facility Agreement

We, Australia and New Zealand Banking Group Limited (ABN 11 005 357 522) (“ANZ”), Bank of America, N.A. Australian Branch (ABN 51 064 874 531) (“BAML”), BNP Paribas (ABN 23 000 000 117) (“BNP”), Citibank, N.A. Sydney Branch (ABN 34 072 814 058) (“Citi”), Commonwealth Bank of Australia (ABN 48 123 123 124) (“CBA”), JPMorgan Chase Bank, N.A. (ABN 43 074 112 011) (“JPM”), National Australia Bank Limited (ABN 12 004 044 937) (“NAB”), Sumitomo Mitsui Banking Corporation (ARBN 114 053 459) (“SMBC”) and The Bank of Tokyo-Mitsubishi UFJ, Ltd. (ABN 75 103 418 882) (“BTMU”) (each an “MLA” and together the “MLAs”) are pleased to set out in this letter the terms and conditions on which we are willing to arrange and provide the Facilities and associated interest rate hedging for the purposes of the bid by Genesee & Wyoming Inc. (“GWI”) and Macquarie Infrastructure and Real Assets (“MIRA”) (participating through Macquarie Asia Infrastructure Management Limited in its capacity as general partner of Macquarie Asia Infrastructure Fund L.P. (MAIF) and the Macquarie Australian Infrastructure Trust (MAIT) comprising Macquarie Australian Infrastructure Management 1 Limited ABN 18 077 595 012 as trustee for Macquarie Australian Infrastructure Trust 1 and Macquarie Australian Infrastructure Management 2 Limited ABN 87 131 476 910 as trustee for Macquarie Australian Infrastructure Trust 2) for the acquisition by the Borrower of the shares in Glencore Rail (NSW) Pty Ltd (ABN 11 079 546 777) (“G Rail”) pursuant to the Share Sale Agreement (the “Transaction”) and for the other purposes set out in the Debt Term Sheet.

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Commitment and Fee Letter

In this letter:

Affiliate means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company.

Approved Transaction Documents means:

(a)	the Debt Term Sheet;

(b)	the G Rail Haulage Agreement; and

(c)	the Glencore Tripartite Deed.

Bid Date means 14 October 2016.

Borrower means GWI Acquisitions Pty Ltd (ACN 615 317 130). The Borrower is wholly and directly owned by GWIH2.

Business Day means a day (other than a Saturday or Sunday) on which banks are open for general business in Sydney and Melbourne.

Certain Funds Period means the period from (and including) the Bid Date until (and including) the End Date.

Commitment has the meaning given to it in paragraph 1.1 (“Commitment”).

Completion means completion of the Transaction in accordance with the Share Sale Agreement.

Corporations Act means the Corporations Act 2001 (Cth).

Debt Term Sheet means the debt term sheet attached as Annexure D (“Debt Term Sheet”) to this letter.

Due Diligence Report means each due diligence report (and, where applicable, reliance letter) referred to in paragraph (b) of Part A of schedule 2 (“Conditions Precedent and Conditions Subsequent”) of the Debt Term Sheet.

End Date means, unless agreed otherwise by the MLAs and GWIH2, the date which is 90 days after the Bid Date.

Facilities means the debt facilities to be provided by the MLAs under the Finance Documents in amounts up to their respective Commitments.

Facilities Commitment has the meaning given to it in paragraph 1.1 (“Commitment”).

Glencore Tripartite Deed means the deed entitled “Financier Consent Deed” between Glencore Coal Pty Ltd (ABN 18 082 271 930), G Rail and the Security Trustee, as submitted with the bid for the Transaction.

G Rail means Glencore Rail (NSW) Pty Ltd (ABN 11 079 546 777).

G Rail Haulage Agreement means the document entitled “Rail Haulage Agreement” between Glencore Coal Pty Ltd (ABN 18 082 271 930), Glencore plc (as Glencore Guarantor) and G Rail, as submitted with the bid for the Transaction.

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Commitment and Fee Letter

Hedging MLA means each MLA listed in Annexure C (“Hedging Commitment”).

Hedging Percentage means, for a Hedging MLA, the percentage set out opposite its name in Annexure C (“Hedging Commitment”).

Hedging Profile means the hedge profile set out in the table in Schedule 2 to the Hedging Protocol.

Hedging Protocol means the Hedging Protocol attached as Annexure E (“Hedging Protocol”) to this letter.

Holding Company means, in relation to a company or corporation, any other company or corporation in respect of which it is a Subsidiary.

Indemnified Person means each MLA, its Affiliates and each MLA’s (or its Affiliates’) directors, officers, employees and agents.

Indirect Tax means any goods and services tax, consumption tax, value added tax or any tax of a similar nature.

Information has the meaning given in paragraph 11.1 (“Information”).

Mandate Documents means this letter and the Debt Term Sheet.

Novation Date has the meaning given in paragraph 19 (“Transfer to the Borrower”).

Related Entity has the meaning given in the Corporations Act.

Security Trustee means the security trustee appointed under the Finance Documents.

Share Sale Agreement means the document so-entitled between the Borrower and Glencore Coal Pty Ltd (ABN 18 082 271 930) (as vendor), as submitted with the bid for the Transaction.

Subsidiary has the meaning given in the Corporations Act, but an entity will also be taken to be a Subsidiary of another entity if it is controlled by that other entity (as defined in s50AA of the Corporations Act) and, without limitation:

(a)	a trust may be a Subsidiary, for the purposes of which a unit or other beneficial interest will be regarded as a share; and

(b)	an entity may be a Subsidiary of a trust if it would have been a Subsidiary if that trust were a corporation.

Syndicated Facility Agreement means the syndicated facility agreement to be entered into between, inter alia, the Borrower and each Initial Lender to be named therein as referred to in the Debt Term Sheet.

Total Commitments means, in respect of each MLA, the aggregate of that MLA’s Commitments across all Facilities.

Vendor means Glencore Coal Pty Ltd (ABN 18 082 271 930).

Unless a contrary indication appears, a term defined in the Debt Term Sheet has the same meaning when used in this letter.

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Commitment and Fee Letter

1	Commitment

1.1	Each MLA agrees that it will provide the Facilities to the Borrower on the terms of, and subject only to, the conditions set out in the Mandate Documents. In respect of each tranche of the Facilities, each MLA agrees to provide (on a credit approved basis) a commitment in an amount up to the amount set out in the table in Annexure B (each a “Commitment” and collectively “Facilities Commitment”).

1.2	Each Hedging MLA commits to participate (either itself or through an Affiliate) in the interest rate hedging (the “Hedging”) to be entered into by the Borrower in accordance with the Finance Documents and the Debt Term Sheet up to its Hedging Percentage of the Hedging Profile (the “Hedging Commitment”). However, each Hedging MLA acknowledges and agrees that Hedging will be entered into pursuant to the process and on the terms set out in the Hedging Protocol.

A reference in this letter to an MLA in relation to Hedging or a Hedging Commitment is a reference to a Hedging MLA.

2	Exclusive Appointment

2.1	GWIH2 appoints the MLAs exclusively as mandated lead arrangers and initial lenders in relation to the Facilities.

2.2	Until this appointment terminates in accordance with paragraph 17 (“Termination”) and subject to paragraph 18 (“Replacement Bank”):

(a)	no other person shall be appointed as a mandated lead arranger or initial lender in relation to the Facilities;

(b)	no other titles shall be awarded (other than agent and security trustee); and

(c)	except as provided in the Mandate Documents or any fee letter with the agent and security trustee, no other compensation shall be paid to any person,

in connection with the Facilities without the prior written consent of each MLA.

2.3	Each MLA may separately enforce its rights under the Mandate Documents. The obligations of the MLAs under the Mandate Documents are several. No MLA is responsible for the obligations of the other MLAs.

3	Certain Funds

3.1	The obligation of the MLAs to provide the Facilities Commitments and the Hedging Commitments is on a “certain funds” basis.

3.2	To provide certainty to GWIH2 that the Borrower will be able to meet its obligations under the Share Sale Agreement with the Vendor and to ensure that there are sufficient funds available to achieve Completion, provided that the Commitments and Hedging Commitments under this letter have not been terminated or cancelled in accordance with this letter, each MLA agrees that, during the Certain Funds Period, it (including in its capacity as an Initial Lender) will not (and will ensure that any Affiliates providing Hedging will not), in relation to the Facilities and the Hedging:

(a)	refuse to make a loan under Tranche A1 or Tranche A2;

(b)	cancel any Commitment under Tranche A1 or Tranche A2 or its Hedging Commitment;

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Commitment and Fee Letter

(c)	refuse to execute any Hedging required in accordance with the Finance Documents in a notional amount up to its Hedging Commitment;

(d)	refuse to issue a letter of credit, bank guarantee or other instrument under Tranche B (in a form approved by the issuing MLA (acting reasonably)) at the request of the Borrower where it is required to be issued in order to replace any existing letter of credit, bank guarantee or other instrument issued on behalf of an Obligor to a relevant beneficiary prior to Financial Close;

(e)	exercise any right of rescission or similar right or remedy or accelerate repayment of a loan;

(f)	enforce any Security; or

(g)	exercise any right of set off (other than any hedge netting),

unless the conditions in paragraph 4 (“Conditions to Certain Funds”) are not satisfied.

At the end of the Certain Funds Period, all rights, remedies and entitlements under this letter and the Finance Documents shall be available to the MLAs notwithstanding that they could not be exercised during the Certain Funds Period.

4	Conditions to Certain Funds

Each MLA confirms that its offer to provide its Facilities Commitment and Hedging Commitment and make available the Facilities and enter into Hedging is only subject to the following conditions:

(a)	satisfaction of the conditions precedent to Financial Close set out in Part B (“Conditions Precedent to first Utilisation”) and Part C (“Conditions Precedent to all Utilisations”) of schedule 2 (“Conditions Precedent and Conditions Subsequent”) of the Debt Term Sheet (except that a drawdown notice delivered during the Certain Funds Period will, in respect of confirmations given by the Borrower that no Default or misrepresentation is subsisting at the time of delivery of the drawdown notice, only require confirmation in respect of the Major Representations and the Major Defaults and nothing else);

(b)	no Major Default is subsisting;

(c)	each Major Representation of an Obligor is true and correct in all material respects; and

(d)	it is not unlawful for the MLAs to perform any of their obligations in respect of the Facilities or the Hedging under the Mandate Documents (for the avoidance of doubt, each MLA remains liable to perform all those obligations that are not unlawful).

Project Monty – Mandate,

Commitment and Fee Letter

5	Establishment Fee

5.1	In consideration for the MLAs agreeing to provide committed funding in relation to the Facilities in accordance with the Mandate Documents, GWIH2 will pay to each MLA an establishment fee (“Establishment Fee”) in Australian dollars calculated by multiplying (a) the Establishment Fee Percentage set out opposite that MLA in the table below by (b) that MLA’s Facilities Commitment.

MLA	Establishment Fee Percentage
ANZ	2.75%
BAML	1.75%
BNP	2.25%
Citi	1.75%
CBA	2.75%
JPM	1.75%
NAB	2.75%
SMBC	2.75%
BTMU	2.25%

5.2	The Establishment Fee is only payable if Financial Close occurs. The Establishment Fee (if payable) will be paid out of the proceeds of the first utilisation of the Facilities in accordance with the Funds Flow Statement.

5.3	Other than as set out in this paragraph 5 and in paragraphs 6 (“Ticking Fee”) and 7 (“Alternative Transaction Fee”), the parties confirm that no other fees are payable to the MLAs (in that capacity) in connection with the Facilities.

6	Ticking Fee

6.1	GWIH2 will pay to each MLA a fee (“Ticking Fee”) calculated at the rate in the table below on each MLA’s Facilities Commitment under the relevant tranche and accruing daily from (but excluding) 1 December 2016 until (but excluding) the date of the Syndicated Facility Agreement.

Ticking Fee (Tranche A1)	Ticking Fee (Tranche A2)	Ticking Fee (Tranche B)
0.675% per annum	0.70% per annum	0.675% per annum

6.2	The Ticking Fee is only payable if Financial Close occurs. The accrued Ticking Fee (if payable) will be paid out of the proceeds of the first utilisation of the Facilities in accordance with the Funds Flow Statement.

7	Alternative Transaction Fee

7.1	If:

(a)	GWIH2 accepts the Commitments by executing this letter (the “Committed Debt”);

(b)	the bid is successful in relation to the Transaction and the Transaction reaches Completion prior to the date that is 12 months after the date of this letter (the period ending on that date referred to as the “Relevant Period”) using financing other than the Facilities (“Alternative Financing”); and.

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Commitment and Fee Letter

(c)	as a result, the Facilities are not utilised in full,

then, subject to paragraphs 7.2 and 7.3, GWIH2 agrees to pay to each MLA (whose Facilities Commitment has not otherwise been terminated under paragraph 17.1(b) (“Termination”)), a cancellation fee (“Cancellation Fee”) on completion of the Transaction in an amount equal to 50% of the Establishment Fee which would have been payable to that MLA if the Transaction had been financed utilising the MLA’s Facilities Commitment.

7.2	The Cancellation Fee payable to an MLA will be reduced to the extent of the amount of any arrangement, structuring or similar fee payable to that MLA for providing any portion of the Alternative Financing, and if this produces a negative number, the Cancellation Fee payable under paragraph 7.1 to that MLA will be nil.

7.3	No Cancellation Fee will be payable by GWIH2 to an MLA if:

(a)	GWI (or its Affiliates) and/or MIRA propose to enter into a new Transaction to acquire all the shares in GRail during the Relevant Period and make an offer to that MLA to participate in an Alternative Financing that is an Australian syndicated loan market financing for that new Transaction; and

(b)	that MLA declines the offer or is otherwise unable to participate in the Alternative Financing.

7.4	For the purposes of this paragraph 7, “Transaction” means the Transaction, any variation of the Transaction or any other arrangement, transaction or series of transactions whereby GWI (or GWI’s Affiliates) or MIRA (or MIRA’s Subsidiaries) acquire all the shares in GRail.

8	Confirmations

8.1	Each MLA confirms that:

(a)	it supports the bid in respect of the Transaction;

(b)	it has reviewed all Approved Transaction Documents to be lodged on the Bid Date and confirms that those documents incorporate all of the MLA’s requirements;

(c)	it has completed (or otherwise has the benefit of to its satisfaction) all due diligence required by it. Except for any updates required to be made to the Due Diligence Reports as a result of the Vendor providing material additional information to an MLA after the date of this letter, each MLA confirms that no further due diligence is required in relation to the Transaction;

(d)	each of the conditions precedent to certain funds listed in Part A (“Certain Funds Conditions Precedent”) of schedule 2 (“Conditions Precedent and Conditions Subsequent”) of the Debt Term Sheet has been provided in form and substance satisfactory to it and each MLA confirms that each such condition precedent has been satisfied;

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Commitment and Fee Letter

(e)	it has received all approvals required (including final credit approval through its relevant credit approval process) to provide the Facilities Commitment and (where applicable) its Hedging Commitment; and

(f)	it has received a copy of the Share Sale Agreement.

8.2	As a result of each of the confirmations mentioned in paragraph 8.1 above, each MLA is ready and willing to enter into the Finance Documents should the bid for the Transaction be successful. Subject to the terms of this letter, and following agreement of the Finance Documents consistent with the Debt Term Sheet and otherwise satisfactory to the MLAs, each MLA will enter into the Finance Documents within 3 Business Days of a written request to do so from GWIH2.

8.3	Each MLA authorises the Vendor and/or its advisers to contact the MLAs, by way of the relevant contact details specified in Annexure A (“MLA Contact Details”) to this letter, to verify any aspect of the financing set out in the Mandate Documents.

9	Costs of advisers

The MLAs and GWIH2 acknowledge and agree that GWIH2 will be directly responsible for meeting the reasonable costs and expenses of any advisers in relation to the Transaction appointed with GWIH2’s prior written approval (including Clifford Chance as legal adviser for the MLAs) on the terms that have been agreed between the relevant adviser and GWIH2, including any cap or other fee arrangement for an adviser. Subject to the terms that have been agreed between the relevant adviser and GWIH2, these costs and expenses will be payable whether or not the Finance Documents are signed, Financial Close occurs, Completion occurs or the Facilities are utilised.

10	Payments and Indirect Taxes

10.1	All payments to be made to an MLA under the Mandate Documents:

(a)	must be paid in Australian dollars and in immediately available, freely transferable cleared funds to such accounts with such bank(s) as the relevant MLA notifies to GWIH2;

(b)	must be paid without any set-off or counterclaim or any deduction or withholding for or on account of tax (a “Tax Deduction”) unless a Tax Deduction is required by law. If a Tax Deduction is required by law to be made, the amount of the payment due to the relevant MLA shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due to the relevant MLA if no Tax Deduction had been required; and

(c)	are exclusive of any Indirect Tax. If all or part of any such payment is the consideration for a taxable supply or chargeable with Indirect Tax, then when GWIH2 makes the payment it must pay to the relevant MLA an additional amount equal to that payment (or part) multiplied by the appropriate rate of Indirect Tax subject to the MLA providing to GWIH2 a tax invoice complying with the relevant law relating to that Indirect Tax.

10.2	Where a Mandate Document requires GWIH2 or the Borrower to reimburse the MLAs for any costs or expenses, GWIH2 shall also at the same time pay and indemnify the MLAs against all Indirect Tax incurred by the MLAs in respect of the costs or expenses which are to be paid or reimbursed, except to the extent that an MLA is entitled to repayment or credit in respect of the Indirect Tax. An MLA will promptly provide GWIH2 a tax invoice complying with the relevant law relating to that Indirect Tax.

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Commitment and Fee Letter

11	Information

11.1	In relation to any information provided to the MLAs by or on behalf of GWIH2 or its Affiliates in relation to the Transaction (“Information”), and subject to paragraph 11.2, GWIH2 will be taken to represent and warrant in favour of each MLA that, as at the date of this letter or (if later) the date the Information is provided:

(a)	to the best of its knowledge and belief after all due enquiries, all factual Information (excluding any financial projections) is true, accurate and correct in all material respects and not incorrect or misleading (whether by omission or otherwise) in any material respect as at the date it was provided or as at the date (if any) at which it was stated;

(b)	nothing material has been omitted or withheld from the Information that would cause the Information provided to become untrue or misleading in any material respect;

(c)	all financial projections provided in writing were, as at the date provided, prepared in good faith and with due care and skill, on the basis of the most recently available information and on the basis of assumptions believed by it to be reasonable at the time (it being understood that such projections are subject to significant uncertainties and contingencies, many of which are beyond the control of GWIH2 and its Affiliates and that no assurance can be given that the projections will be realised); and

(d)	all copies of documents given by it or on its behalf to the MLAs are true and complete copies as at the date they were given (unless expressly stated otherwise when given to the MLAs).

11.2	In relation to any Information which GWIH2 or any of its Affiliates received from the Vendor prior to Financial Close (and to which neither GWIH2 nor its Affiliates are party), GWIH2 it is not aware of any reason to doubt that such Information is true in all material respects and not incorrect or misleading in any material respect as at the date it was given to the MLAs.

11.3	The representations and warranties in paragraph 11.1 are deemed to be repeated by GWIH2 in favour of each MLA on a weekly basis after the date of this letter (until this letter is terminated in accordance with paragraph 17) by reference to the facts and circumstances subsisting at that time.

11.4	GWIH2 will, as soon as reasonably practicable (but in any case within 5 Business Days) after becoming aware, notify the MLAs in writing if any representation and warranty in paragraph 11.1 is incorrect and will promptly supplement the Information so that such representation and warranty is correct when made.

11.5	GWIH2 acknowledges that the MLAs will rely on the Information without carrying out any independent verification.

12	Indemnity

12.1	Subject to paragraph 12.2, whether or not the Finance Documents are signed, but only following execution of this letter by GWIH2, within 5 Business Days of written demand,

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Commitment and Fee Letter

GWIH2 shall indemnify each Indemnified Person against any cost, expense, loss or liability (including legal fees but excluding loss of profits) incurred by or awarded against that Indemnified Person, in each case arising out of or in connection with any action, claim, investigation or proceeding commenced or threatened (including, without limitation, any action, claim, investigation or proceeding to preserve or enforce rights) in relation to:

(a)	the Mandate Documents;

(b)	the arranging of, or committing to, the Facilities; and/or

(c)	the use or proposed use of the proceeds of the Facilities.

12.2	GWIH2 will not be liable under paragraph 12.1 for any cost, expense, loss or liability (including legal fees) incurred by or awarded against an Indemnified Person if that cost, expense, loss or liability results directly from any breach by that Indemnified Person of this letter which is, in each case, finally judicially determined to have resulted directly from the fraud, gross negligence or wilful misconduct of that Indemnified Person.

12.3	No MLA shall have any duty or obligation, whether as fiduciary for any Indemnified Person or otherwise, to recover any payment made or required to be made under this paragraph 12.

12.4	GWIH2 agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to GWIH2 or any of its Affiliates for or in connection with anything referred to in paragraph 12.1 except, following GWIH2’s agreement to this letter, for any such cost, expense, loss or liability incurred by GWIH2 that results directly from any breach by that Indemnified Person of this letter which is in each case finally judicially determined to have resulted directly from the fraud, gross negligence or wilful misconduct of that Indemnified Person.

12.5	Notwithstanding any other provision of this paragraph 12:

(a)	neither GWIH2 nor any of its Affiliates will be responsible in any way or have any liability to an Indemnified Person or anyone else for any consequential losses or damages (in contract, in tort or otherwise); and

(b)	no Indemnified Person will be responsible in any way or have any liability to GWIH2 or any of its Affiliates or anyone else for consequential losses or damages (in contract, in tort or otherwise).

12.6	In this paragraph 12, “consequential losses or damages” includes (without limitation):

(a)	loss or damage which is indirect, consequential or otherwise, whether characterised as natural, normal, special or otherwise; and

(b)	loss of profit revenue, income, production, use, product, business, contracts, investment, opportunity or chance.

12.7	If any event occurs in respect of which indemnification may be sought from GWIH2, the MLAs shall, as soon as reasonably practicable, notify GWIH2 in writing (to the extent permitted by law) after the relevant Indemnified Person becomes aware of such event and consult with GWIH2 fully (unless a counter claim may be made by an MLA against GWIH2).

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Commitment and Fee Letter

12.8	This paragraph 12 shall survive any termination of this letter and shall continue in effect unless and until the Finance Documents are executed, at which time:

(a)	the rights and obligations of GWIH2, the Affiliates of GWIH2 and each Indemnified Person under this paragraph 12 shall be superseded by the terms of the Finance Documents; and

(b)	no further claims may be made under this paragraph 12, save for accrued rights and obligations.

12.9	Each MLA holds the benefit of this paragraph 12 on trust for the benefit of itself and the other Indemnified Persons.

13	No Reliance

13.1	GWIH2 represents to each MLA (in that capacity) on the date of this letter (and the Borrower will be deemed to represent to each MLA (in that capacity) on the Novation Date) that:

(a)	it is acting as principal and for its own account and it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary;

(b)	it is not relying on any communication (written or oral) from any or both of the MLAs as investment advice or as a recommendation to enter into the Transaction, it being understood that information and explanations related to the terms and conditions of the Transaction shall not be considered investment advice or a recommendation to enter into the Transaction. No communication (written or oral) received from any MLA shall be deemed to be an assurance or guarantee as to the expected results of the Transaction;

(c)	it is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Transaction. It is also capable of assuming, and assumes, the risks of the Transaction; and

(d)	no MLA is acting as a fiduciary for, or as an agent or adviser to, GWIH2 or the Borrower (as applicable) in connection with the Transaction.

13.2	For the avoidance of doubt, the representations in this paragraph 13 do not relate to any role an MLA (in a separate capacity) may have in respect of the financing and corporate aspects of the Transaction.

14	Confidentiality

14.1	Each MLA and GWIH2 acknowledges and agrees that each Approved Transaction Document, the Share Sale Agreement, this letter and any Information provided to the MLAs or GWIH2 (as applicable), is confidential (“Confidential Information”).

14.2	Confidential Information may only be disclosed to:

(a)	GWIH2, its Related Entities and its Affiliates (and the directors, officers, employees, agents and professional advisers of GWIH2, its Related Entities and Affiliates);

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Commitment and Fee Letter

(b)	the MLAs and their Related Entities and Affiliates (and the directors, officers, employees, agents and professional advisers of the MLAs and their Related Entities and Affiliates);

(c)	the Vendor, its Related Entities and its Affiliates, its directors, officers, employees, agents and professional advisers in connection with the submission of the bid for the Transaction;

(d)	(where required by law) any applicable governmental or other regulatory authority or by any applicable stock exchange or pursuant to any order of a court, tribunal or other government or regulatory authority; and

(e)	any other person with the prior written consent of each MLA and GWIH2.

14.3	No MLA may make any announcement regarding the Mandate Documents, the Transaction or any roles as arranger, lender, agent or security trustee, without the prior written consent of GWIH2.

15	Conflicts

15.1	GWIH2 and each MLA acknowledges that the MLAs and their Affiliates may, in undertaking other business or transactions, provide debt financing, equity capital or other services to other persons with whom GWIH2 or its Affiliates may have conflicting interests in respect of the Facilities.

15.2	GWIH2 and each MLA acknowledges that the MLAs or their Affiliates may act in more than one capacity in relation to the Transaction and may have conflicting interests in respect of such different capacities.

15.3	No MLA shall use confidential information obtained from GWIH2 or its Affiliates for the purposes of the Facilities or the Transaction in connection with providing services to other persons or to furnish such information to other persons.

15.4	GWIH2 acknowledges that the MLAs have no obligation to use any information obtained from another source for the purposes of the Facilities or the Transaction or to furnish such information to GWIH2 or its Affiliates.

16	Assignments

16.1	Subject to paragraph 19 (“Transfer the Borrower”), GWIH2 must not assign or transfer this letter without the prior written consent of each MLA.

16.2	No MLA may transfer this letter or its Facilities Commitment or Hedging Commitment without the written consent of GWIH2.

17	Termination

17.1	As between an MLA and GWIH2, this letter may be terminated, and all the Facilities Commitments and all Hedging Commitments of the relevant MLA under it permanently cancelled:

(a)	by any MLA if, in that MLA’s reasonable opinion:

(i)	the conditions in paragraph 4(a) (“Conditions”) are not satisfied by Completion;

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Commitment and Fee Letter

(ii)	any of the conditions in paragraphs 4(b) to 4(d) (inclusive) (“Conditions”) are not satisfied and, in the case of paragraphs 4(b) or 4(c), that failure is not remedied within 5 Business Days of receipt by GWIH2 of a notice from that MLA to remedy that failure; or

(iii)	the representation and warranty by GWIH2 under paragraph 11.1(b) is not true and correct when given (or deemed to be given) and that failure is not remedied within 5 Business Days of receipt by GWIH2 of a notice from that MLA to remedy that failure;

(b)	by GWIH2 in respect of rights and obligations of any MLA under this letter if that MLA:

(i)	breaches, in any material respect, any of its obligations under the Mandate Documents and that breach is not remedied within 5 Business Days of receipt by that MLA of a notice from GWIH2 to remedy that breach; or

(ii)	does not agree to any extension to the End Date requested by GWIH2 within 10 Business Days of the date it receives an extension request from GWIH2;

(c)	if all the MLAs and GWIH2 agree that this letter should be terminated;

(d)	by GWIH2 or any MLA, if the Finance Documents have not been executed by the End Date; or

(e)	by GWIH2 or any MLA, if:

(i)	the Vendor reaches financial close in respect of the Transaction with any other person other than the Borrower or its Affiliates;

(ii)	GWIH2 or its Affiliates notify the MLAs in writing that the bid for the Transaction has been withdrawn; or

(iii)	the Vendor formally withdraws the Transaction from the sale process.

17.2	Any termination in accordance with paragraph 17.1 above shall have immediate effect following the party entitled to terminate notifying in writing GWIH2 and/or the other MLAs (as the case may be). However, if on the date that is 30 days after the End Date, the Finance Documents have not been executed and GWIH2 has not requested an extension to the End Date, this letter will automatically terminate without any MLA or GWIH2 being required to notify the other party to this letter.

17.3	This letter will automatically terminate upon execution of the Finance Documents by all the parties thereto.

18	Replacement Bank

18.1	If, as between GWIH2 and an MLA, this letter is terminated and the Facilities Commitment and the Hedging Commitments of that MLA are permanently cancelled as contemplated in this letter, creating a shortfall in the total Facilities Commitments required to fund the Transaction and in the Hedging Commitments necessary to meet the minimum Hedging requirements under the Finance Documents (the “Shortfall”), GWIH2 may request the remaining MLAs to increase their Facilities Commitments and Hedging Commitments on a pro rata basis (or on such other basis as agreed between GWIH2 and the remaining MLAs).

Project Monty – Mandate,

Commitment and Fee Letter

18.2	If, within 10 Business Days after GWIH2’s request pursuant to paragraph 18.1, the remaining MLAs do not increase their Facilities Commitments and Hedging Commitments (in aggregate) to cover all of the Shortfall, GWIH2 may appoint one or more additional financial institutions (“Replacement Bank”) to provide the Shortfall not covered by the remaining MLAs.

18.3	Prior to appointing any Replacement Bank, GWIH2 will consult with the remaining MLAs and notify them as to the identity of the Replacement Bank.

18.4	Any Replacement Bank appointed under this paragraph 18 must be appointed on and subject to the terms and conditions of the Mandate Documents.

19	Transfer to the Borrower

19.1	Each MLA acknowledges and agrees that the Borrower is a newly established special purpose vehicle incorporated in Australia which is wholly and directly owned by GWIH2.

19.2	If the bid for the Transaction is successful (and subject to satisfaction of any necessary “know your customer” checks), GWIH2 will provide to the MLAs for execution by the MLAs, GWIH2 and the Borrower a novation deed the terms of which will provide that, from the date the novation deed is effective (the “Novation Date”):

(a)	the Borrower will have the benefit of all of the rights conferred on the Borrower and/or GWIH2 under this letter as if the Borrower was originally a party to this letter as “Borrower” and “GWIH2”; and

(b)	the Borrower will assume all of the obligations conferred on the Borrower and/or GWIH2 under this letter, however, GWIH2 will remain liable to perform all its obligations under this letter (on a joint and several basis with the Borrower).

20	Survival

(a)	If this letter if terminated upon the execution of the Finance Documents by all the parties thereto, paragraphs 5 (“Establishment Fee”), 6 (“Ticking Fee”), 7 (“Alternative Transaction Fee”) and 9 (“Costs of advisers”) of this letter will survive such termination.

(b)	If this letter is terminated other than upon the execution of the Finance Documents, paragraphs 7 (“Alternative Transaction Fee”), 9 (“Costs of advisers”), 10 (“Payments and Indirect Taxes”), 12 (“Indemnity”), 14 (“Confidentiality”), 15 (“Conflicts”) and 24 (“Governing Law and Jurisdiction”) of this letter will survive such termination.

21	Entire Agreement

(a)	The Mandate Documents set out the entire agreement between GWIH2 and its Affiliates and the MLAs as to the matters dealt with herein and supersede any prior oral and/or written understandings or arrangements relating to those matters.

(b)	Any provision of this letter may only be amended or waived in writing signed by GWIH2 and each MLA.

Project Monty – Mandate,

Commitment and Fee Letter

22	Code of Banking Practice

The Code of Banking Practice of the Australian Bankers’ Association does not apply to the Mandate Documents or any banking service provided under them.

23	Counterparts

This letter may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this letter.

24	Governing Law and Jurisdiction

(a)	This letter (including the agreement constituted by your acknowledgement of its terms) is governed by the laws of New South Wales.

(b)	GWIH2 submits to the non-exclusive jurisdiction of the courts of New South Wales.

If you agree to the above, please acknowledge your agreement and acceptance of the offer by signing and returning a copy of this letter (enclosed) to each MLA by no later than 2.00pm (Sydney time) on 14 October 2016.

Yours faithfully

Project Monty – Mandate,

Commitment and Fee Letter

Signed for and on behalf of AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED by its attorney in the presence of:

Signature of Georgina Colombo	Signature of Michael Mineo
Signature of witness	Signature of attorney

Georgina Colombo	Michael Mineo
Name of witness (print)	Name of attorney (print)

Director Project & Export Finance
Title of attorney (print)

Project Monty – Mandate,

Commitment and Fee Letter

Signed for and on behalf of BANK OF AMERICA, N.A. AUSTRALIAN BRANCH by its attorney in the presence of:

Signature of William Lo	Signature of Michael Senyard
Signature of witness	Signature of attorney

William Lo	Michael Senyard
Name of witness (print)	Name of attorney (print)

Director
Title of attorney (print)

12 February 2016
Date of power of attorney

Project Monty – Mandate,

Commitment and Fee Letter

Signed for and on behalf of BNP PARIBAS by its authorised signatories:

Signature of Bruce Spencer	Signature of Chris Ruffa
Signature of authorised signatory	Signature of authorised signatory

Bruce Spencer	Chris Ruffa
Name (print)	Name (print)

Project Monty – Mandate,

Commitment and Fee Letter

Signed for and on behalf of CITIBANK N.A., SYDNEY BRANCH by its authorised signatories:

Signature of Lachlan Tracey	Signature of Vivi Basilakis
Signature of authorised signatory	Signature of authorised signatory

Lachlan Tracey	Vivi Basilakis
Name (print)	Name (print)

Project Monty – Mandate,

Commitment and Fee Letter

Signed for and on behalf of COMMONWEALTH BANK OF AUSTRALIA by its attorney in the presence of:

Signature of Irene Wong	Signature of Kellie Louise Rogers
Signature of witness	Signature of attorney

Irene Wong	Kellie Louise Rogers
Name of witness (print)	Name of attorney (print)

Director
Title of attorney (print)

24 June 2013
Date of power of attorney

Project Monty – Mandate,

Commitment and Fee Letter

Signed for and on behalf of

JPMORGAN CHASE BANK, N.A. by its authorised signatory:

Signature of Scott Farquhar
Signature of authorised signatory

Scott Farquhar
Name (print)

Executive Director
Title (print)

Project Monty – Mandate,

Commitment and Fee Letter

Signed for and on behalf of NATIONAL AUSTRALIA BANK LIMITED by its attorney in the presence of:

Signature of James Thorpe	Signature of Fabian Fuentes
Signature of witness	Signature of attorney

James Thorpe	Fabian Fuentes
Name of witness (print)	Name of attorney (print)

Director
Title of attorney (print)

Project Monty – Mandate,

Commitment and Fee Letter

Signed for and on behalf of SUMITOMO MITSUI BANKING CORPORATION by its attorney in the presence of:

Signature of Brett Ruitenberg	Signature of Tarek El-Rakshy
Signature of witness	Signature of attorney

Brett Ruitenberg	Tarek El-Rakshy
Name of witness (print)	Name of attorney (print)

Head of Energy & Infrastructure Project Finance Australia
Title of attorney (print)

18 April 2016
Date of power of attorney

Project Monty – Mandate,

Commitment and Fee Letter

Signed for and on behalf of THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. by its attorney in the presence of:

Signature of Hiroto Yabuki	Signature of Drew Riethmuller
Signature of witness	Signature of attorney

Hiroto Yabuki	Drew Riethmuller
Name of witness (print)	Name of attorney (print)

Project Monty – Mandate,

Commitment and Fee Letter

We acknowledge and agree to the above:

Dated: 14 October 2016

EXECUTED by GWI HOLDINGS NO. 2 PTY LTD in accordance with section 127(1) of the Corporations Act 2001 (Cth) by authority of its directors:	)
)

)
Signature of Greg Pauline	)	Signature of Michael Morris
)
Signature of director
	)	Signature of director

)
Greg Pauline
)
Michael Morris
)

Name of director (block letters))

	)	Name of director (block letters)

)

Project Monty – Mandate,

Commitment and Fee Letter

ANNEXURE A – MLA CONTACT DETAILS

MLA	Contact Details
ANZ	Name:	Michael Mineo, Director Project & Export Finance
	Email:	michael.mineo@anz.com
	Ph:	+61 7 3947 5861

BAML	Name:	Scott Rae, Managing Director
	Email:	scott.rae@baml.com
	Ph:	+61 2 87494314

	Name:	Michael Senyard
	Email:	michael.senyard@baml.com
	Ph:	+ 61 3 9659 2109 / +61 416 076 519

BNP	Name:	Justin Chan-Sew, Director ENRPE, Investment Banking Asia
	Email:	Justin.chan-sew@au.bnpparibas.com
	Ph:	+61 2 9619 6435

Citi	Name:	Brian Nash
	Email:	brian1.nash@citi.com
	Ph:	+61 2 8225 4610

CBA	Name:	Alaster Long
	Email:	alaster.long@cba.com.au
	Ph:	+61 2 9303 8250

JPM	Name:	Scott Farquhar, Executive Director
	Email:	scott.farquhar@jpmorgan.com
	Ph:	+1 203 944 8424

	Name:	Carolyn Hely, Head of International Banking
	Email:	carolyn.l.hely@jpmorgan.com
	Ph:	+61 2 90038250

NAB	Name:	Fabian Fuentes, Director, Energy & Resources
	Email:	fabian.fuentes@nab.com.au
	Ph:	+61 3 8634 2950

SMBC	Name:	Tarek El-Rakshy, Senior VP & Head of Energy & Infra
	Email:	tarek_elrakshy@au.smbc.co.jp
	Ph:	+61 2 9376 1882

BTMU	Name:	David Marriner
	Email:	david_marriner@au.mufg.jp
	Ph:	+61 434 070 894

Project Monty – Mandate,

Commitment and Fee Letter

ANNEXURE B – FACILITIES COMMITMENTS

MLA	Tranche A1 (A$)	Tranche A2 (A$)	Tranche B (A$)	Total (A$)
NAB	$20,724,600	$89,275,400	$25,000,000	$135,000,000
ANZ	$20,724,600	$89,275,400	$25,000,000	$135,000,000
CBA	$20,724,600	$89,275,400	Nil	$110,000,000
SMBC	$20,724,600	$89,275,400	Nil	$110,000,000
BTMU	$12,246,500	$52,753,500	Nil	$65,000,000
BNP	$12,246,500	$52,753,500	Nil	$65,000,000
BAML	$7,536,200	$32,463,800	Nil	$40,000,000
Citi	$7,536,200	$32,463,800	Nil	$40,000,000
JPM	$7,536,200	$32,463,800	Nil	$40,000,000

TOTAL	$130,000,000	$560,000,000	$50,000,000	$740,000,000

Project Monty – Mandate,

Commitment and Fee Letter

ANNEXURE C – HEDGING COMMITMENT

Hedging MLA	Hedging Percentage
NAB	18.0%
ANZ	18.0%
CBA	18.0%
SMBC	18.0%
BTMU	10.7%
BNP	10.7%
Citi	6.6%

TOTAL	100%

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ANNEXURE D – DEBT TERM SHEET

Project Monty – Mandate,

Commitment and Fee Letter

FINAL BID VERSION

Debt Term Sheet

Project Monty

King & Wood Mallesons

Level 61

Governor Phillip Tower

1 Farrer Place

Sydney NSW 2000

Australia

T +61 2 9296 2000

F +61 2 9296 3999

DX 113 Sydney

www.kwm.com

REF: PJD: 602 - 0017222

Debt Term Sheet

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Debt Term Sheet

General terms

PARTIES

1	Borrower	GWI Acquisitions Pty Ltd (ACN 615 317 130).

The Borrower is:

		•	wholly owned by GWI Holdings No.2 Pty Ltd (ABN 53 132 989 998) (“Hold Co”); and

		•	the direct parent of GWA (North) and GWI Holdings Pty Ltd.

2	Obligors	•	Borrower;

		•	GWI Holdings Pty Ltd;

		•	Genesee & Wyoming Australia Pty Ltd (ABN 17 079 444 296);

		•	Hold Co;

		•	Genesee & Wyoming Australia Eastern Pty Ltd (ABN 68 142 367 280);

		•	GWA (North);

		•	S A Rail Pty Limited (ABN 55 077 946 340);

		•	Viper Line Pty Limited (ABN 63 092 437 691) (“Viper”);

		•	Freightliner Australia Pty Ltd (ABN 51 122 522 123);

		•	FLA Coal Services Pty Ltd (ABN 38 137 483 240);

		•	Freightliner Australia Coal Haulage Pty Ltd (ABN 46 137 483 713);

		•	ARG Sell Down No1 Pty. Limited (ABN 65 096 337 861);

		•	GWA Northern Pty Ltd (ABN 49 092 437 628);

		•	following satisfaction of the conditions subsequent in relation to G-Rail in Part D of Schedule 2 (Conditions Precedent and Conditions Subsequent), G-Rail; and

		•	each entity which is required to become an Obligor from time to time in accordance with clause 1.3(l) (Additional Obligor /Obligor Coverage Test) of schedule 4 (Undertakings),

and in each case which has not ceased to be an Obligor in accordance with the Syndicated Facility Agreement.

Excluded Subsidiaries will not be Obligors.

3	Security Providers and Guarantors	Security Providers:
Each Obligor other than GWA (North).

GWA (North) has granted security in favour of GWA (as security trustee on behalf of GWA and Viper) in respect of intercompany loans connected with the AustralAsia Railway Project Concession Deed (“AARC Concession Deed”) under the GWA (North) Security Documents. Lenders and the Security Trustee will have the benefit of all asset security granted by GWA, Viper and the Borrower (as the parent company of GWA (North)) and will indirectly hold security over the assets of GWA (North).

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At all times while the Facilities remains outstanding, the Debt Financiers Tripartite Deed (2010) (as defined in the AARC Concession Deed) and the Debt Financiers Securities (as defined in the Debt Financiers Tripartite Deed (2010)) will remain in place.

Guarantors:

Each Obligor will be a Guarantor under the Security Trust Deed other than, subject to the below, GWA (North).

Due to restrictions in the AustralAsia Railway Project Concession Deed, GWA (North) will not be a Guarantor as at the date of Financial Close.

However, the Obligors will use commercially reasonable endeavours for a period of 6 months after Financial Close to obtain required approvals from AARC in order for GWA (North) to become a Guarantor (including, if required by the AARC, Hold Co providing a deed poll in favour of AARC (in place of GWI) as contemplated by section 33.9 of the AustralAsia Railway Project Concession Deed).

No Obligor will be required to act to its commercial detriment in seeking such consent (including paying any fee or other material amount to the relevant counterparty). The failure by an Obligor to obtain the required approvals from AARC despite taking such commercially reasonable endeavours will not give rise to an Event of Default and unless such approval is obtained, GWA (North) will not be a Guarantor under the Finance Documents.

If the required approvals are obtained from AARC, GWA (North) will accede to the Security Trust Deed in the capacity as a Guarantor. However, the guarantee provided by GWA (North) will be limited to the greater of (1) US$220 million and (2) any such higher amount as may be permitted under section 33.9 of the AustralAsia Railway Project Concession Deed.

4	Dormant Entities	The following entities will not be Obligors:

• ARG Sell Down Holdings Pty Limited (ABN 59 096 337 816);

• GWA Holdings Pty Limited (ABN 62 095 319 672);

• ARG Sell Down No2 Pty Limited (ABN 80 096 337 923); and

• GWA Operations North Pty Limited (ABN 88 093 145 290).

5	Lenders	(a) the Initial Lenders (including the WCF Provider(s)); and

(b) any New Lender,

in each case, which has not ceased to be a Lender in accordance with the Syndicated Facility Agreement.

If the Borrower incurs Refinancing Debt on a secured basis, any provider of that Refinancing Debt will accede to the Security Trust Deed in the capacity of a Lender and will be a Beneficiary of the Security.

6	WCF Provider(s)	National Australia Bank Limited and Australia and New Zealand Banking Group Limited or any replacement of the WCF Provider(s) in accordance with the terms of the Syndicated Facility Agreement.

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While there is more than one Lender under Tranche B, the Borrower will use its reasonable endeavours to ensure that Letters of Credit are issued by each Lender under Tranche B on a pro rata basis.

7	Hedge Counterparties	(a)	each Hedge Counterparty with whom the Borrower enters into hedging transactions in accordance with clause 1.3(h) (hedging) of Schedule 4 (Undertakings); and

		(b)	any person that replaces a Hedge Counterparty,

in each case, which has not ceased to be a Hedge Counterparty in accordance with the Security Trust Deed.

8	Facility Agent	[To be confirmed]

9	Security Trustee	[To be confirmed]

10	Beneficiaries	The Beneficiaries (to be defined in the Security Trust Deed) will be:

		(a)	each Lender;

		(b)	each Hedge Counterparty;

		(c)	the Facility Agent;

		(d)	the Security Trustee; and

		(e)	any agent or representative appointed by the providers of Refinancing Debt who accedes to the Security Trust Deed.

FACILITIES

11	Facilities	Each of the following facilities:

		(a)	Tranche A: Acquisition Facilities:

(i) Tranche A1: 5 year Senior Term Loan Facility - A$130 million; and

(ii) Tranche A2: 5 year Senior Term Loan Facility - A$560 million;

		(b)	Tranche B: Revolving Working Capital Facility: 5 year Senior Revolving Facility - A$50 million. To be provided by the WCF Provider(s). Available to be borrowed by way of a cash advance facility and/or a letter of credit/bank guarantee facility.

12	Interest Rate	BBSY Bid plus the applicable Margin calculated daily on a 365 day year.

BBSY Bid will be determined in accordance with APLMA provisions for:

		•	Screen Rate for BBSY Bid; or

		•	if the Screen Rate is not available for BBSY Bid, the Interpolated Screen Rate for a period equal in length to the Interest Period of that Loan; or

		•	if it is not possible to calculate the Interpolated Screen Rate, the Reference Bank Rate.

Interest will be paid on each Interest Payment Date.

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13	Margin	From (and including) the date of Financial Close to (and including) the date falling 3 years after the date of Financial Close:

Leverage Ratio	Tranche A1 Margin (per annum)	Tranche A2 Margin (per annum)	Tranche B Margin (per annum)
≥ 4.5x	3.10%	3.20%	3.10%
≥ 3.5x and < 4.5x	2.70%	2.80%	2.70%
< 3.5x	2.35%	2.45%	2.35%

From (but excluding) the date falling 3 years after the date of Financial Close to (and including) the date falling 4 years after the date of Financial Close:

Leverage Ratio	Tranche A1 Margin (per annum)	Tranche A2 Margin (per annum)	Tranche B Margin (per annum)
≥ 4.5x	3.30%	3.40%	3.30%
≥ 3.5x and < 4.5x	2.90%	3.00%	2.90%
< 3.5x	2.55%	2.65%	2.55%

From (but excluding) the date falling 4 years after the date of Financial Close to (and including) the Maturity Date:

Leverage Ratio	Tranche A1 Margin (per annum)	Tranche A2 Margin (per annum)	Tranche B Margin (per annum)
≥ 4.5x	3.65%	3.75%	3.65%
≥ 3.5x and < 4.5x	3.25%	3.35%	3.25%
< 3.5x	2.90%	3.00%	2.90%

14	Interest Period	(a)	Subject to paragraph (b), 3 or 6 months or other period agreed between the Borrower and the Facility Agent.

		(b)	During the 6 month period prior to the Maturity Date for a Facility, 1 or 3 months (or other period which is reasonably requested by the Borrower to facilitate a refinancing and agreed by the Facility Agent (acting reasonably)).

15	Availability Period	(a)	Each of Tranche A1 and Tranche A2: Acquisition Facilities - from and including the date of Financial Close until and including 20 Business Days after the date of Financial Close.

		(b)	Tranche B: Working Capital Facility - from and including the date of Financial Close until and including 1 month prior to its Maturity Date.

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16	Purpose	(a)	Each of Tranche A1 and Tranche A2 may be used for the purpose of:

			(i)	funding the purchase price under the Share Sale Agreement;

			(ii)	discharging in full all Australian Obligations under (and as defined in) the U.S. Credit Agreement; and

			(iii)	the payment of any fees, costs and expenses incurred in connection with the Transaction as shown in the agreed Funds Flow Statement.

		(b)	Tranche B may be used for general working capital and general corporate purposes including the issue of any necessary letters of credit (but not for the purposes of paying Interest Expense or making scheduled amortisation payments under any Facility or paying Distributions).

17	Maturity Date	(a)	Tranche A: Acquisition Facilities:

			(i)	Tranche A1: 5 years from Financial Close; and

			(ii)	Tranche A2: 5 years from Financial Close;

		(b)	Tranche B: Working Capital Facility - 5 years from Financial Close.

18	Repayment	Term Loan Facilities:

			(i)	Tranche A1: Amortising facility repayable in accordance with the agreed amortisation schedule; and

			(ii)	Tranche A2: Bullet repayment facility.

The total principal amount to be repaid under Tranche A1 in each Financial Year will be:

Financial Year	Repayment Amount
1 January – 31 December 2017	$18 million
1 January 2018 - 31 December 2018	$21.75 million
1 January 2019 - 31 December 2019	$21.75 million
1 January 2020 - 31 December 2020	$34.25 million
1 January 2021 - 31 December 2021	$34.25 million

Principal repayments under Tranche A1 for each Financial Year will be made quarterly (in equal amounts) on each Tranche A1 Repayment Date.

Tranche B is a revolving facility and amounts repaid can be redrawn until the expiry of the Availability Period for Tranche B. Each outstanding cash advance loan under Tranche B will be repayable at the end of each relevant Interest Period applicable to that loan except to the extent that it is redrawn at the end of the Interest Period as a rollover loan.

Any amounts outstanding under each Facility will be repayable in full on their respective Maturity Dates.

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19	Cancellation	The Borrower may at any time cancel the undrawn Commitment in respect of the Facilities in whole or in part without penalty by giving the Facility Agent at least 3 Business Days’ prior written notice (or such shorter period as is approved by the Facility Agent).

A partial cancellation must be at least A$1,000,000 and a whole multiple of A$500,000. Once given the notice is irrevocable.

The Available Commitment for the applicable Facility will reduce by the amount of any such cancellation. Each Lender’s Commitment also reduces by its proportion of the cancelled amount.

On the last day of the Availability Period for a Facility, the Available Commitment for that Facility will be automatically cancelled.

Any amount which is cancelled cannot be reinstated.

20	Voluntary Prepayment	The Borrower may, at any time, prepay all or any part of the amount outstanding under any Facility without penalty fee or costs (subject to the payment of any applicable break costs if the prepayment occurs on a day other than an Interest Payment Date) by giving at least 3 Business Days’ prior written notice to the Facility Agent.

A partial prepayment must be at least A$1,000,000 and a whole multiple of A$500,000. Once given, a prepayment notice is irrevocable.

Amounts voluntarily prepaid under a Facility shall be applied rateably among the participations of all Lenders under the Facility which is prepaid. Amounts applied in prepayment of Tranche A1 will be applied against the remaining repayment instalments at the Borrower’s discretion.

Any amount which is voluntarily prepaid under a Term Loan Facility may not be re-borrowed.

21	Mandatory Prepayments	The Borrower must apply the following amounts in prepayment of the Facilities:

(a) (disposal proceeds) net cash proceeds (after deducting transaction costs and taxes and other related expenses) of any disposal of assets in excess of A$10 million in any Financial Year received by the Obligors which are not, within a period of 365 days of receipt, reinvested in Permitted Acquisitions or Growth Capex or in assets of like or superior type and value as the assets disposed of;

(b) (warranty proceeds) any net proceeds (after deducting enforcement costs and taxes and other related expenses) received under any warranty or indemnity claims that is capital in nature in respect of the Share Sale Agreement or any due diligence report and excluding purchase price adjustments and amounts of a revenue replacement nature and which are not actually applied within 365 days of receipt in rectifying the problem the subject of the claim, replacing assets or meeting liabilities (including payment of tax) in respect of which the relevant claim was made to the extent such net proceeds exceed in aggregate a threshold amount of A$10 million in any Financial Year;

(c) (insurance proceeds) insurance proceeds from any insurance claim received or recovered by an Obligor in cash in any Financial Year (net of any costs and taxes) to the extent that the insurance proceeds exceed a threshold amount of A$10 million in any Financial Year but excluding:

(i) any business interruption insurance proceeds;

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PARTIES

			(ii)	proceeds from claims in relation to public liability, personal injury, director’s and officer’s liability, other third party liability and workers’ compensation insurance;

			(iii)	amounts applied to reinstate or replace assets in respect of which those insurance proceeds were received or which are contractually committed to be so applied;

			(iv)	amounts required to be paid to third parties; or

			(v)	amounts which are used to reimburse an Obligor for amounts it has spent (other than by utilising the Facilities) in reinstating or replacing assets in respect of which those insurance proceeds were received;

		(d)	(Equity Cure) proceeds of an equity cure in accordance with Item 35 (“Equity Cure”);

		(e)	(Refinancing Debt) proceeds of any Refinancing Debt which is incurred for the purpose of refinancing all or part of a Facility under the Syndicated Facility Agreement;

		(f)	(Cash sweep) on each Calculation Date on which a Cash Sweep Event subsists, 100% of Locked-up Cash;

		(g)	(Year 5 Mandatory Prepayment) all Year 5 Mandatory Prepayment Amounts pursuant to Item 32 (“Year 5 Mandatory Prepayment”); and

		(h)	(RHA Termination Payment): if an RHA Termination Payment is received, the relevant RHA Prepayment Amount.

22	Application of Mandatory Prepayments	Subject to paragraphs (i), (ii) and (iii) below, amounts required to be mandatorily prepaid will be applied against the Term Loan Facilities first in repayment of Tranche A2 and then (once Tranche A2 is fully repaid) in repayment of Tranche A1 and, in the case of Tranche A1, pro rata across remaining amortisation instalments.

Amounts mandatorily prepaid against the Term Loan Facilities may not be re-borrowed.

If the amount which is required to be applied in mandatory prepayment is:

			(i)	a Year 5 Mandatory Prepayment Amount, that amount shall be applied in prepayment of Tranche A2 only until there is no further amount outstanding under Tranche A2;

			(ii)	Refinancing Debt which is incurred for the purpose of refinancing all or part of a Facility under the Syndicated Facility Agreement, that amount shall be applied in prepayment of the relevant Facility (in whole or in part) which is to be refinanced; or

			(iii)	an RHA Prepayment Amount, that amount shall be applied first in prepayment of Tranche A1 (pro rata across remaining amortisation instalments for Tranche A1) and once Tranche A1 has been fully repaid, Tranche A2.

23	Timing of Mandatory Prepayments	Other than amounts mandatorily prepaid under paragraphs (d) (Equity Cure) or (e) (Refinancing Debt) of Item 21 (“Mandatory Prepayments”) (which must be applied immediately (in the case of Equity Cure amounts) or on the relevant refinancing date (in the case of Refinancing Debt)), amounts required to be mandatorily prepaid will be applied toward prepayment on the next Interest Payment Date.

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Pending such application on the next Interest Payment Date, such proceeds are to be deposited into a prepayment account with the Facility Agent (bearing interest at usual commercial rates for such amounts) as soon as they are received. Provided no Default or Review Event is subsisting, accrued interest may be withdrawn by the Borrower.

24	Clean Down (Tranche B)	Commencing from Financial Close, the Borrower must ensure that the amount of outstanding loans under Tranche B is reduced to nil for a period of not less than 3 consecutive Business Days (the “Clean Down Period”) at least once in each Financial Year with at least 3 months between each Clean Down Period.

The Borrower will confirm that such Clean Down Period has occurred in the next Compliance Certificate.

For the avoidance of doubt, this does not apply to any outstanding letters of credit, bank guarantees or equivalent instrument issued under Tranche B.
FEES

25	Upfront Fee	The Borrower will pay the upfront fee as set out in the Mandate, Commitment and Fee Letter.

26	Commitment Fee and LC issuance fees	Commitment fee: 45% of the applicable Margin, calculated on each Lender’s Available Commitment under Tranche B.

Each Commitment Fee accrues daily from (and including) the date of the Syndicated Facility Agreement and is payable quarterly in arrears (commencing on the first Calculation Date after the date of Financial Close), on the last day of the relevant Availability Period and on any cancelled amount at the time a cancellation is effective.

No commitment fees will be payable on the Term Loan Facilities provided that Financial Close and utilisation of the Term Loan Facilities occurs by no later than 10 Business Days after the date of the Syndicated Facility Agreement.

LC issuance fees:

Fees payable in respect of the issue of letters of credit or bank guarantees under Tranche B will be the same as the Margin payable on loans under Tranche B.

27	Facility Agent Fee	As agreed between the Borrower and the Facility Agent.

28	Security Trustee Fee	As agreed between the Borrower and the Security Trustee.

29	Fees Contingent	No fees will be payable in connection with this Term Sheet, any Finance Document or otherwise in respect of the financing unless Financial Close occurs, except as set out in paragraph 7 (“Alternative Transaction Fee”) of the Mandate, Commitment and Fee Letter.
FINANCIAL COVENANTS AND DISTRIBUTIONS
30	Financial Covenants	Financial covenants will be calculated on a consolidated GWA Group basis and tested on each Calculation Date.

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Each Obligor must ensure that:

(a)	on each Calculation Date, the DSCR for the applicable Calculation Period is equal to or greater than 1.20:1; and

(b)	on each Calculation Date falling during the relevant period set out below, the Leverage Ratio is as follows:

Period	Leverage Ratio
1 January – 31 December 2017	Less than or equal to 5.25:1
1 January 2018 - 31 December 2018	Less than or equal to 4.75:1
1 January 2019 - 31 December 2019	Less than or equal to 4.50:1
1 January 2020 - 31 December 2020	Less than or equal to 4.50:1
1 January 2021 - 31 December 2021	Less than or equal to 4.25:1

(“Financial Covenants”).

For the purposes of calculating the DSCR and the Leverage Ratio for any Calculation Period of less than 12 months:

		(a)	EBITDA will be the aggregate of (1) for the members of the GWA Group (other than G-Rail), actual figures for the 12 month period ending on that Calculation Date and (2) for G-Rail, EBITDA for the 12 month period ending on that Calculation Date, based on actual revenues for any part of that period after the date of Financial Close, pro-forma revenues for any part of that period prior to Financial Close, and less actual costs; and

		(b)	Interest Expense will be tested on the basis of actual numbers as from Financial Close to the relevant Calculation Date but annualised for 12 months.

Nothing shall be construed as a waiver, or shall otherwise prejudice the rights of the Lenders under the Finance Documents if, after deemed compliance in respect of a Compliance Certificate, calculations reveal that the Financial Covenants have not actually been complied with. In those circumstances, the Lenders shall have all rights under the Finance Documents as if the deemed compliance with the Financial Covenants had not occurred.

31	Distributions	Distributions for the relevant Quarter ending on a Calculation Date (or any previous period which have not been distributed) may only be made if the following conditions are met (“Distribution Conditions”):

		(a)	the Borrower has delivered a Compliance Certificate to the Facility Agent and:

(i) the Facility Agent has notified the Borrower that the Compliance Certificate is in a form and substance satisfactory to it;

(ii) at least 10 Business Days have elapsed from the date of delivery of the Compliance Certificate, and the Facility Agent has not objected to the Compliance Certificate; or

(iii) if the Facility Agent has objected to the Compliance Certificate, any dispute has been resolved between the Borrower and the Facility Agent or, failing that, by expert determination;

		(b)	no Default or Review Event is subsisting or will result from the making of the Distribution;

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(c)	the DSCR for the Calculation Period ending on that Calculation Date (as set out in the relevant Compliance Certificate) is as follows:

Calculation Date falling in the following period	DSCR
1 January – 31 December 2017	Equal to or greater than 1.50:1
1 January 2018 - 31 December 2018	Equal to or greater than 1.50:1
1 January 2019 - 31 December 2019	Equal to or greater than 1.50:1
1 January 2020 - 31 December 2020	Equal to or greater than 1.60:1
1 January 2021 - 31 December 2021	Equal to or greater than 1.60:1

(d)	the Leverage Ratio on that Calculation Date (as set out in the relevant Compliance Certificate) is, and will remain so immediately following the proposed Distribution, as follows:

Calculation Date falling in the following period	Leverage Ratio
1 January – 31 December 2017	Less than or equal to 4.50:1
1 January 2018 - 31 December 2018	Less than or equal to 4.25:1
1 January 2019 - 31 December 2019	Less than or equal to 4.00:1
1 January 2020 - 31 December 2020	Less than or equal to 3.75:1
1 January 2021 - 31 December 2021	Less than or equal to 3.75:1

and

(e)	if at that time a Concession Document has been terminated, the Borrower has demonstrated to the reasonable satisfaction of the Majority Lenders that for the Calculation Period ending on each Calculation Date following the termination of that Concession Document until at least 12 months after the Maturity Date:

	(i)	the DSCR will be equal to or greater than 1.75:1; and

	(ii)	the Leverage Ratio will be as follows:

Calculation Date falling in the following period	Leverage Ratio
1 January – 31 December 2017	Less than or equal to 4.25:1
1 January 2018 - 31 December 2018	Less than or equal to 4.00:1
1 January 2019 - 31 December 2019	Less than or equal to 3.75:1
1 January 2020 - 31 December 2020	Less than or equal to 3.50:1
After 1 January 2021	Less than or equal to 3.25:1

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If the Borrower has made any voluntary prepayment under Item 20 (“Voluntary Prepayment”) during a Calculation Period ending on a relevant Calculation Date, then such voluntary prepayment will be disregarded for the purposes of determining whether the Distribution Conditions and the Financial Covenants under Item 30 in respect of that Calculation Date have been met.

Subject to satisfaction of the Distribution Conditions, an Obligor may make a Distribution at any time and without the consent of the Facility Agent.

If:

		•	a Distribution of amounts from a Quarter ending on a 31 December Calculation Date is made (a “December Quarter Distribution”); and

		•	the reconciliation statement subsequently provided to the Facility Agent under Item 34 confirms that the amount of the December Quarter Distribution exceeds the amount which would (had the figures in the reconciliation statement been available when the December Quarter Distribution was made) have been permitted to be paid as a Distribution (the amount paid in error being the “Distribution Error Amount”), the Borrower must, within 5 Business Days after the delivery of the reconciliation statement, provide evidence to the Facility Agent showing that an amount equal to the Distribution Error Amount has been repaid to the Borrower.

32	Year 5 Mandatory Prepayment	(a)	In respect of any Calculation Date falling during the period from (but excluding) the date that is 4 years after the date of Financial Close to (and including) the date that is 4 years and 6 months after the date of Financial Close, the Borrower must ensure that 50% of all amounts from the Quarter ending on that Calculation Date which:

(i) if a Lock-Up Event subsists, comprise Locked-Up Cash; or

(ii) otherwise would be available to pay a Distribution,

are applied in mandatory prepayment of Tranche A2 in accordance with Item 22 (“Application of Mandatory Prepayments”).

		(b)	In respect of any Calculation Date falling during the period from (but excluding) the date that is 4 years and 6 months after the date of Financial Close to the Maturity Date, the Borrower must ensure that 100% of all amounts from the Quarter ending on that Calculation Date which:

(i) if a Lock-Up Event subsists, comprise Locked-Up Cash; or

(ii) otherwise would be available to pay a Distribution;

are applied in mandatory prepayment of Tranche A2 in accordance with Item 22 (“Application of Mandatory Prepayments”).

For the avoidance of doubt, if on the relevant Calculation Date a Cash Sweep Event is subsisting, this Item 32 will not apply.

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33	RHA Termination Payment	If, at any time:
		(a)	the Rail Haulage Agreement is terminated; or

		(b)	Glencore Coal terminates the Services (in whole or part) in respect of NTK affected by GRail FM under clause 35.3 (“Partial termination for GRail FM”) of the Rail Haulage Agreement,

and Glencore Coal is required to pay an RHA Termination Payment to G Rail in accordance with clause 35.4 (“Termination Payment”) of the Rail Haulage Agreement, the Borrower must ensure that, at the time the RHA Termination Payment is paid to G Rail, an amount equal to the RHA Prepayment Amount is applied in mandatory prepayment in accordance with Item 22 (“Application of Mandatory Prepayments”).

Defined terms used in paragraph (b) of this Item 33 not otherwise defined in this document have the meaning given in the Rail Haulage Agreement.

34	Compliance Certificate	The Borrower must deliver a certificate to the Facility Agent (a “Compliance Certificate”) which:
		(a)	sets out the DSCR for the Calculation Period ending on the Calculation Date to which the Compliance Certificate relates;

		(b)	sets out the Leverage Ratio on the Calculation Date to which the Compliance Certificate relates;

		(c)	confirms whether the Financial Covenants have been met; and

		(d)	certifies that no Default or Review Event is subsisting.

A Compliance Certificate must include all reasonable workings and/or calculations supporting the conclusions made regarding compliance with the Financial Covenants and must be signed by two Authorised Officers (including the CFO) of the Borrower.

A Compliance Certificate must be delivered to the Facility Agent by no later than 45 days after each Calculation Date. The Compliance Certificate delivered in respect of the Calculation Date falling on 31 December in each year may be based on the quarterly management accounts delivered under paragraph 1.2(a)(ii) of Schedule 4 (Undertakings) with a reconciliation statement to be provided at the time the annual financial statements are delivered under paragraph 1.2(a)(i) of Schedule 4 (Undertakings).

35	Equity Cure	(a)	The Borrower may cure a breach of a Financial Covenant by procuring an additional equity contribution to the Borrower (“Additional Equity Contribution”) on condition that the Borrower delivers a notice (“Equity Cure Notice”) to the Facility Agent (by no later than 5 Business Days after delivery of the relevant Compliance Certificate showing that a Financial Covenant has not been met) notifying of its intention to cure that breach in accordance with and subject to the terms of this Item 35 (the date of the Equity Cure Notice being the “Relevant Date”).

		(b)	If an Additional Equity Contribution is made, the Financial Covenants will be recalculated on a notional basis as though the Additional Equity Contribution had been made and an equivalent amount of debt was the subject of a Mandatory Prepayment on the first day of the relevant Calculation Period (and, for the avoidance of doubt, with respect to such recalculation:

(i) in the case of the DSCR, Debt Service (but not CFADS); and

(ii) in the case of the Leverage Ratio, Net Senior Debt (but not EBITDA),

shall be recalculated.

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		(c)	An Additional Equity Contribution may not be made:

			(i)	more than 3 times during the first 5 years from Financial Close;

			(ii)	in respect of consecutive Calculation Dates; or

			(iii)	more than once in any 12 month period.

		(d)	If the Borrower gives an Equity Cure Notice to the Facility Agent, it must ensure that:

			(i)	the Additional Equity Contribution is then made by no later than 15 Business Days after the Relevant Date (the “Equity Cure Period”);

			(ii)	the Additional Equity Contribution, once made, is immediately applied in mandatory prepayment of the Facilities accordance with Items 21(d) (“Equity cure”) and 22 (“Application of mandatory prepayments”); and

			(iii)	an updated Compliance Certificate is delivered to the Facility Agent by the end of the Equity Cure Period showing that the Financial Covenants have been met (with supporting calculations for the Additional Equity Contribution).

		(e)	If the Borrower fails to provide an Equity Cure Notice to the Facility Agent or, having given the Facility Agent an Equity Cure Notice, fails to comply with paragraph (d) above, an Event of Default will subsist under clause 1.1(b) (Financial Covenants) of Schedule 5 (Events of Default).

		(f)	The proceeds of an Additional Equity Contribution shall only affect the recalculation of the Financial Covenants for the purposes of the Event of Default under clause 1.1(b) (Financial Covenants) of schedule 5 (Events of Default) and will not be taken into account in calculating any other ratios or covenants which may have been tested, in each case, on or before the Calculation Date in respect of which an Additional Equity Contribution was made.

		(g)	If the Borrower exercises its right to procure an Additional Equity Contribution to cure a breach of a Financial Covenant under this item 35 (“Equity Cure”), no Distribution which would be otherwise permitted may be made before the date of delivery of a Compliance Certificate for the Calculation Date immediately following the Calculation Date for which that equity cure relates.

36	Change in Accounting Principles	If in the reasonable opinion of the Borrower or the Majority Lenders any changes to Accounting Principles after the date of the Syndicated Facility Agreement materially alter the effect of the Financial Covenants or the related definitions, the Borrower and the Facility Agent will negotiate in good faith to amend the relevant undertakings and definitions so that they have an effect comparable to that as at the date of the Syndicated Facility Agreement.

If the amendments are not agreed within 30 days (or any longer period agreed between the Borrower and the Facility Agent) then the Borrower will provide any reconciliation statements necessary to enable calculations based on Accounting Principles as they were before those changes, and the changes will be ignored for the purposes of the Financial Covenants.

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ADDITIONAL INDEBTEDNESS

37	Refinancing Debt	The Borrower will be permitted to enter into new finance documents for the purpose of raising Refinancing Debt to refinance (in whole or in part) any financial accommodation under a Finance Document as well as associated transaction fees, costs and expenses (including break fees and swap close-out costs, to the extent applicable) in connection with that refinancing. Except in the case of a full refinancing of all the Finance Debt under the Finance Documents, the following conditions will apply where the Borrower proposes to incur Refinancing Debt:

(a) no Event of Default is subsisting or would result from incurring the Refinancing Debt;

(b) the Refinancing Debt must be incurred on arm’s length commercial terms;

(c) the provider(s) of the Refinancing Debt will rank pari passu with the Lenders under the Syndicated Facility Agreement or (if so agreed by the provider(s) of the Refinancing Debt) may provide Subordinated Debt;

(d) if provided on a secured basis, the Refinancing Debt must not benefit from any Security Interest other than the Security and the providers of the Refinancing Debt must accede to the Security Trust Deed;

(e) the Refinancing Debt:

(i) must not mature prior to the date that is 6 months after the latest Maturity Date of any then-existing Term Loan Facilities (which are not being refinanced);

(ii) must have a weighted average life to maturity not shorter than the remaining weighted average life to maturity of then-existing Term Loan Facilities (which are not being refinanced); and

(iii) must be incurred on terms (other than as to fees and margins) which are no more favourable to the financiers than those set out in the Finance Documents.

The Borrower may also enter into associated Hedge Agreements to hedge any interest rate risk relating to the Refinancing Debt.

SECURITY

38	Security	See definition of Security.

39	Ranking of Security	The Security held by the Security Trustee will be first ranking and subject to Permitted Security Interests which as a matter of law would rank ahead of such Security.

The Hedge Counterparties will rank pari passu with the Lenders under the Syndicated Facility Agreement in respect of the Security.

40	Agreed Security Principles	The Security will be standard for a facility and asset of this nature.

The Security will exclude (until the date of an appointment of an administrator to that Obligor) any Excluded Collateral. This exclusion does not extend to the proceeds of such rights under or in respect of such Excluded Collateral.

A relevant Obligor will use commercially reasonable endeavours for a period of 120 days after Financial Close to obtain any required consents to the grant of security under or in respect of the Excluded Collateral. No Obligor will be required to act to its commercial detriment in seeking such consent (including paying

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any fee or other material amount to the relevant counterparty). The failure by an Obligor to obtain such consents despite taking such commercially reasonable endeavours will not give rise to an Event of Default.

REVIEW EVENT

41	Review Event	A Review Event will occur if:

(a) a person (other than GWI or the Investor) obtains beneficial ownership (directly or indirectly) of 50.1% or more of the issued ordinary shares in Hold Co; or

(b) GWI ceases to have the right to appoint at least half of the number of representatives to the management committee of G&W Australia Holdings LP; or

(c) GWI ceases to hold (directly or indirectly) at least a 40% interest in G&W Australia Holdings LP,

(each of the events above being a “Change of Control Review Event”); or

(d) the Rail Haulage Agreement is terminated (other than on expiry of its terms and satisfaction of all of the obligations under the Rail Haulage Agreement) as a result of G Rail exercising its termination rights under clause 35.1 (“GRail’s right to terminate”) of the Rail Haulage Agreement (a “RHA Review Event”).

42	Consequences of a Review Event	Following the occurrence of a Review Event, the Borrower and the Facility Agent must consult in good faith for 45 Business Days (or such longer period as the Facility Agent (acting on the instructions of the Majority Lenders) may agree) (the “Stand Still Period”) in relation to the Review Event and the consequences of that Review Event under the Finance Documents (including, in the case of a Change of Control Review Event, any necessary amendments to the Finance Documents to remedy or overcome the effects of the consequences of the Review Event or, in the case of a RHA Review Event, the terms any proposed agreement to replace the Rail Haulage Agreement).

If, at the end of the Stand Still Period, a Lender (such Lender being a “RE Non Consenting Lender”) has not:

(a) in the case of a Change of Control Review Event:

(i) agreed to any necessary amendments to the Finance Documents to remedy or overcome the consequences of the Review Event; or

(ii) approved the event that resulted in the Review Event occurring and agreed that the Review Event no longer subsists; or

(b) in the case of an RHA Review Event and subject to Item 43 (“RHA Review Event Criteria”), approved the terms of any proposed agreement to replace the Rail Haulage Agreement,

it may give a notice to the Borrower on the last day of the Standstill Period confirming that it does not wish to continue to participate in the Facilities.

If a RE Non Consenting Lender gives a notice to the Borrower under this Item 42:

(i) the Borrower will be entitled, at any time up to (and including) the last day of the relevant RE Transfer Period, to require the RE Non Consenting Lender to transfer its participation (and the RE Non Consenting Lender will transfer) at par to a person selected by the Borrower which meets the requirements of a Qualifying Transferee; or

(ii) if the RE Non Consenting Lender’s participation has not been transferred under sub-paragraph (i), the Borrower must, by no later than the last day of the relevant RE Repayment Period, repay the RE Non Consenting Lender’s participation in the Facilities at par (including by providing cash cover in respect of any letters of credit issued by the RE Non Consenting Lender which remain outstanding).

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If sub-paragraphs (i) or (ii) above apply, the Borrower shall pay all accrued and unpaid interest and all other amounts owing to the RE Non Consenting Lender under the Finance Documents (if any) up to the date of transfer or repayment (including any break costs should the substitution or repayment occur on a date other than an Interest Payment Date).

The RE Non Consenting Lender will not have any obligation to find a replacement Lender if sub-paragraph (i) above applies. However, the RE Non Consenting Lender will co-operate and provide all reasonable assistance to the Borrower in order to facilitate the transfer.

Any substitution of a RE Non Consenting Lender is subject to KYC checks conducted by the transferee.

This provision shall not enable the Facility Agent acting in such capacity to be replaced.

43	RHA Review Event criteria	Each Lender acknowledges and agrees that, if a RHA Review Event occurs, it will not unreasonably withhold or delay its approval of any proposed agreement to replace the Rail Haulage Agreement (“RHA Replacement Contract”) if:

		(a)	the RHA Replacement Contract is with a counterparty of similar credit standing to Glencore Coal and with a parent company guarantee from an entity of similar credit standing to the Glencore Guarantor (as defined in the Rail Haulage Agreement) or with other form of equivalent credit enhancement or collateral;

		(b)	the RHA Replacement Contract has a tenor at least equal to the remaining term of the Rail Haulage Agreement prior to its termination;

		(c)	the RHA Replacement Contract is on substantially similar terms to the Rail Haulage Agreement and/or arm’s length current market terms at that time for contracts of that nature; and

		(d)	the counterparty to the RHA Replacement Contract has entered into (or unconditionally agreed to enter into) a tripartite deed with the Security Trustee on terms similar to the Financier Consent Deed,

		(e)	the Borrower provides evidence to the Lenders showing that the entry into the RHA Replacement Contract will provide a similar revenue profile over a period of time at least equal to the remaining term of the Rail Haulage Agreement prior to its termination; and

		(f)	the Borrower delivers to the Facility Agent an updated Financial Model:

(i) where the only values updated from the Financial Model immediately prior to the termination of the Rail Haulage Agreement are those reflecting the loss of revenue under the Rail Haulage Agreement, any reduction in the outstanding Finance Debt under the Facilities due to the

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RHA Prepayment Amount being applied in mandatory prepayment in accordance with Item 22 (“Application of Mandatory Prepayments”) and the revenues and other terms of the RHA Replacement Contract; and

(ii) which shows that, as a result of the matters in paragraph (i) above, the Leverage Ratio on each Calculation Date after the RHA Review Event has occurred will be less than or equal to the Leverage Ratio on each such Calculation Date as set out in the Bank Base Case Financial Model.

LENDER VOTING AND TRANSFER

44	Amendments, waivers etc.	The Facility Agent shall not amend the Finance Documents, or grant a waiver or release of or under the Finance Documents, if the amendment, waiver or release would:

		(a)	increase the obligations of, or change the date, amount, priority or order of any payment to a Finance Party, without the consent of that Finance Party;

		(b)	discharge or release (or agree to discharge or release) any guarantee or Security Interest existing for the benefit of a Finance Party, without the consent of that Finance Party, other than to permit a transaction which complies with the Finance Documents;

		(c)	change the definition of Major Default, Major Representation or Majority Lenders, without the consent of all Lenders;

		(d)	change the definition of BBSY Bid, without the consent of all Lenders;

		(e)	change the Margin or fees applicable to a tranche of the Term Loan Facilities, without the consent of all Lenders under both tranches of the Term Loan Facilities;

		(f)	change the Margin or fees applicable to the Working Capital Facility, without the consent of all Lender(s) participating in the Working Capital Facility;

		(g)	waive any initial condition precedent to the first Utilisation, the conditions subsequent under Part D of Schedule 2 or the requirements under clause 1.3(l) (Additional Obligor /Obligor Coverage Test) of schedule 4 (Undertakings), without the consent of all Lenders;

		(h)	waive any condition precedent to the making of a Utilisation (other than the first Utilisation), without the consent of all Lenders participating in that utilisation;

		(i)	change any requirement for the agreement or instructions of all or a specified majority of Lenders to be obtained, without the consent of each Lender entitled to be counted in determining whether that requirement is satisfied;

		(j)	change Item 41 (“Review Event”) or Item 42 (“Consequences of a Review Event”), without the consent of all Lenders;

		(k)	change the governing law or jurisdiction clause, without the consent of all Lenders; or

		(l)	amend this provision, without the consent of all Lenders.

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The Security Trust Deed will contain an equivalent “Amendments and waivers” provision in relation to matters under the Security Trust Deed and the Security which require the Security Trustee to act on the relevant instructions of the Majority Beneficiaries, all Beneficiaries or certain Beneficiaries, including any amendment, waiver or release which would:

		(a)	discharge or release any guarantee or Security Interest existing for the benefit of a Beneficiary, without the consent of that Beneficiary, other than to permit a transaction which complies with the Finance Documents; or

		(b)	affect the rights of a Beneficiary in the Security or sharing of the proceeds of the enforcement of Security, without that Beneficiary’s consent.

45	Deemed Consent	If a Lender (under the Syndicated Facility Agreement) or a Beneficiary (under the Security Trust Deed) fails to vote within any reasonable period of time specified by the Facility Agent or the Security Trustee (as applicable) (or if no period of time is so specified, being 10 Business Days after the date that the Lender or Beneficiary has been provided with all information necessary (in the reasonable opinion of the Facility Agent or Security Trustee) to make the relevant decision), that Lender’s or Beneficiary’s voting exposure shall not be included when considering whether the approval of the required Lenders or Beneficiaries has been obtained in respect of that amendment or waiver.

This does not apply (in the case of the Syndicated Facility Agreement) to matters set out in Item 44 (“Amendments, waivers etc.) which relate to any conditions precedent or condition subsequent, matters where the relevant Lender’s Commitment is being extended or redenominated, changes in Margins or fees, or an amount which is owing to the relevant Lender is proposed to be reduced, deferred or redenominated or (in the case of the Security Trust Deed) the discharge or release of any guarantee or Security Interest or the rights of a Beneficiary in the Security or sharing of the proceeds of the enforcement of Security or any change to a requirement that all Lenders’ consent is required under Item 44 (“Amendments, waivers etc.”).

46	Replacement of Lenders	In the event that a Lender:
		(a)	is a Defaulting Lender;

		(b)	is affected by illegality;

		(c)	seeks to charge any amount pursuant to increased cost or tax gross up provisions of the Finance Documents or is affected by a market disruption event; or

		(d)	is a Non Consenting Lender;

the Borrower may elect (but is not obliged), on 10 Business Days’ prior written notice to the Facility Agent and such Lender:

(1) to require the transfer of such Lender’s participation (and such Lender shall transfer) at par to a person selected by the Borrower which meets the requirements of a Qualifying Transferee. Such transfer shall be effected within 90 days of the Borrower giving notice to the relevant Lender (or such other period agreed between the Borrower and the relevant Lender subject to any applicable grace period permitted by law where the relevant Lender is affected by illegality); or

(2) to prepay such Lender’s participation at par (including by providing cash cover in respect of any letters of credit issued by the Lender which remain outstanding). Such payment must be made on the next Interest Payment Date (or such other date agreed between the Borrower and the relevant Lender subject to any applicable grace period permitted by law where the relevant Lender is affected by illegality).

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If the Borrower exercises its rights under this Item 46, it shall pay all accrued and unpaid interest and all other amounts owing to that Lender under the Finance Documents (if any) up to the date of transfer or repayment (including any break costs should the substitution or repayment occur on a date other than an Interest Payment Date).

No Lender will have any obligation to find a replacement Lender for any such Lender. This provision shall not enable the Facility Agent acting in such capacity to be replaced.

Any substitution of a Lender is subject to KYC checks conducted by the transferee.

47	Assignment and Transfer	(a)	Subject to Item 54 (“Resignation of Obligors”), an Obligor may not assign or transfer any of its rights and obligations under the Finance Documents without the prior written consent of the Facility Agent (acting on the instructions of the Majority Lenders).

		(b)	Prior to Financial Close, a Lender may not assign or transfer any of its rights and obligations under the Finance Documents without the prior written consent of the Borrower.

		(c)	Following Financial Close, Borrower consent to a Lender assigning or transferring any of its rights and obligations under the Finance Documents is required other than where:

			(i)	the assignment or transfer is to another existing Lender or its Affiliate as long as that Affiliate is not a Distressed Debt Fund or a competitor of the GWA Group;

			(ii)	the assignment or transfer is to a securitisation or funding vehicle of the Lender and that Lender remains the lender of record and retains all voting rights;

			(iii)	the proposed Lender is an Approved Lender; or

			(iv)	subject to sub-paragraph (e), an Event of Default is subsisting.

		(d)	Where Borrower consent is required, consent must not unreasonably be withheld or delayed and is deemed to have been given upon the expiry of 10 Business Days.

		(e)	A Lender may not assign or transfer or otherwise enter into any arrangement or deal with all or any part of its rights and obligations under the Finance Documents to any Distressed Debt Fund or to a competitor of the GWA Group unless:

			(i)	an Event of Default subsists under clause 1.1(a) (non-payment) or because an Obligor becomes Insolvent;

			(ii)	an Event of Default under clause 1.1(b) (Financial Covenants) of Schedule 5 (Events of Default) subsists (which is not cured in accordance with Item 35 (“Equity Cure”)); or

			(iii)	any other Event of Default under Schedule 5 (Events of Default) has subsisted for at least 30 days (or, if earlier, the date that a Facility is accelerated).

		(f)	Unless a Lender is assigning or transferring its drawn and undrawn Commitments in the Facilities in full, each Lender must maintain a minimum aggregate hold of A$25 million across the Facilities at all times. This minimum hold condition to assignment or transfer does not apply if an Event of Default is subsisting.

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		(g)	If a Lender assigns or transfers any of its rights or obligations, the assignee or transferee shall only be entitled to receive payments under the tax gross-up provision or the increased costs provision to the extent that the assignor or transferor would have been entitled had the assignment or transfer not occurred.

		(h)	In the case of Tranche B:

(i) prior to the end of its Availability Period, the Lender will only be permitted to transfer its rights and obligations and will not be permitted to assign their rights.

(ii) the Lender must transfer its rights and obligations in full (and not in part).

		(i)	No assignment or transfer is permitted to any person that is subject to any sanction by any governmental or intergovernmental organisation (including the OECD) or (in either case) is controlled by any such person.

HEDGING

48	Hedge Counterparty Rights to break	A Hedge Counterparty may only exercise any right to terminate or close-out a hedging transaction under a Hedge Agreement before its stated maturity if:

		(a)	an Event of Default is subsisting and the Security Trustee or the Facility Agent has been instructed in accordance with the Finance Documents to accelerate the Secured Money;

		(b)	an Event of Default by the Borrower under Section 5(a)(i) (“Failure to pay or deliver”) of an ISDA Master Agreement with a Hedge Counterparty is subsisting and that Event of Default has not been remedied within 10 Business Days of the date on which the relevant Hedge Counterparty notifies the Security Trustee of the occurrence of that Event of Default;

		(c)	subject to Item 49 (“Assignment of rights and novation of obligations of Affected Hedge Agreements”), an event or circumstance which constitutes:

(i) an Illegality (as defined in the relevant Hedge Agreement);

(ii) a Tax Event or Tax Event Upon Merger (in each case, as defined in the relevant Hedge Agreement); or

(iii) a Force Majeure Event (as defined in the relevant Hedge Agreement),

occurs in respect of which the Hedge Counterparty is the “Affected Party”;

		(d)	subject to Item 46 (“Replacement of Lenders”) and Item 49 (“Assignment of rights and novation of obligations of Affected Hedge Agreements”), the Hedge Counterparty is a Lender or an Affiliate of a Lender and (i) (other than in the case of a Defaulting Lender) the Borrower has elected to exercise its rights under the Finance Documents to procure the replacement of that Lender either by the transfer of all rights and obligations of that Lender or the prepayment and/or cancellation of the commitments of that Lender; (ii) the Borrower has elected to undertake a refinancing of one or more Facilities and that Lender has ceased to be a Lender as a result of the refinancing or (iii) the Borrower has repaid or prepaid a Facility and as a result that Lender has ceased to be a Lender;

		(e)	an Event of Default is subsisting or a Hedge Counterparty would otherwise be able to terminate the relevant Hedge

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Agreement in accordance with the terms of that Hedge Agreement, and the Security Trustee instructs the Hedge Counterparty to terminate the hedging transactions under its relevant Hedge Agreement; or

(f) an Event of Default has occurred under clause 1.1(f) (insolvency and enforcement) of schedule 5 (Events of Default) in relation to an Obligor.

If a Lender elects to exercise its rights under the Finance Documents to assign or transfer all or part of its rights or rights and obligations in the capacity as a Lender, this will not give rise to a right to terminate or close-out hedging transactions under a Hedge Agreement to which that Lender (or its Affiliate) is a party before its stated maturity.

If any event under paragraphs (a) to (d) or paragraph (f) occurs and the relevant Hedge Counterparty elects to exercise its right to terminate or close out any hedging transactions under a Hedge Agreement before its stated maturity (those transactions being the “Relevant Hedging Transactions”), it must give prior written notice to the Borrower and the Security Trustee that it has elected to terminate or close out the Relevant Hedging Transactions (a “Swap Termination Notice”).

Each interest rate Hedge Agreement will include provisions to ensure that if a Hedge Counterparty is no longer a Lender (or its Affiliate is no longer a Lender) and therefore has ceased to be a party to the Syndicated Facility Agreement, then that Hedge Counterparty will still obtain the benefit of information undertakings from the Borrower (equivalent to those in the Syndicated Facility Agreement).

The parties agree that the standard events of default and termination events under the ISDA Master Agreement will only apply at the end of the facility period (howsoever defined in the interest rate Hedge Agreement). During the facility period (howsoever defined in the interest rate Hedge Agreement), the Hedge Counterparties recognise that their right to exercise any right to terminate or close out any interest rate swap transaction pursuant to an interest rate Hedge Agreement will be subject to the restrictions on termination above.

If any event under this Item 48 arises and the relevant Hedge Counterparty wishes to novate one or more Relevant Hedging Transactions to a replacement hedge counterparty rather than terminate or close-out the Relevant Hedging Transactions, the Borrower will, in connection with that novation, cooperate with the Hedge Counterparty and proposed new counterparty.

49	Assignment of rights and novation of obligations under Affected Hedge Agreements	(a) If paragraph (c) or paragraph (d) of Item 48 (“Hedge Counterparty Rights to break”) applies (a “Hedge Agreement Novation Trigger Event”) and the relevant Hedge Counterparty (the “Affected Hedge Counterparty”) has notified the Borrower in writing and in accordance any applicable requirements in the Finance Documents that it wishes to exercise its right to terminate or close out the Relevant Hedging Transactions, the Borrower may, by written notice to the Affected Hedge Counterparty (a “Hedge Novation Request”), request that the Affected Hedge Counterparty novate one or more Relevant Hedging Transactions to a replacement hedge counterparty nominated by the Borrower (which meets the GWI Minimum Hedge Requirements) (a “Replacement Hedge Counterparty”).

(b) The Affected Hedge Counterparty and the Borrower must co- operate and otherwise act in good faith in connection with any Hedge Novation Request and use its reasonable

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endeavours to novate the Relevant Hedging Transactions to the Replacement Hedge Counterparty on reasonable commercial terms on the basis of that Hedge Novation Request, subject to:

	(i)	the Affected Hedge Counterparty (and its Affiliates) having no residual exposure or obligations in respect of the Relevant Hedging Transactions under the Finance Documents following the novation;

	(ii)	the Replacement Hedge Counterparty satisfying the Affected Hedge Counterparty’s KYC requirements;

	(iii)	the novation of the Relevant Hedging Transactions being on terms (including as to documentation and pricing) which are satisfactory to the Affected Hedge Counterparty (acting reasonably);

	(iv)	any exposure limitations or restrictions (including insufficient or unacceptable documentation or the application of credit support arrangements or internal policies) applying to the Affected Hedge Counterparty with respect to the Replacement Hedge Counterparty not being exceeded as a result of the novation; and

	(v)	the Replacement Hedge Counterparty having in place, or agreeing to enter into (as applicable):

		i)	documentation substantially in the form of the Affected Hedge Agreements to govern the novated Relevant Hedging Transactions; and

		ii)	all necessary documentation (such as an ISDA Novation Agreement and relevant swap confirmations) to give effect to the novation of the Relevant Hedging Transactions.

(c)	If the Borrower:

	(i)	does not issue a Hedge Novation Request; or

	(ii)	has issued a Hedge Novation Request but is unable to effect a novation with respect to all the Relevant Hedging Transactions in accordance with (b) above,

in each case within 20 Business Days of the date on which the Affected Hedge Counterparty has given notice to the Borrower under (a) above, then:

	(iii)	an “Additional Termination Event” under the relevant Affected Hedge Agreements will be deemed to have occurred; and

	(iv)	at that time, the Affected Hedge Counterparty may designate an “Early Termination Date” under the Affected Hedge Agreements and calculate the close-out amount in accordance with the terms of the Affected Hedge Agreement on the basis that the Borrower is the sole “Affected Party” under the Affected Hedge Agreement.

(d)	Each Replacement Hedge Counterparty must, at the same time as it executes all relevant documentation pursuant to sub-paragraph (b)(v), also execute and deliver to the Security Trustee an accession deed to the Security Trust Deed and specify as “Finance Documents” (for the purposes of the Security Trust Deed) the relevant documentation entered into in order to effect the novation of the Relevant Hedging Transactions.

(e)	The Security Trustee and each other Beneficiary under the Security Trust Deed acknowledges and agrees that the

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Affected Hedge Counterparty will not cease to be a Beneficiary under the Security Trust Deed until the relevant Replacement Hedge Counterparty duly accedes as a Beneficiary under the Security Trust Deed and the Affected Hedge Counterparty is deemed to be a retired Beneficiary under the Security Trust Deed, in each case in accordance with the terms of this document.

		(f)	The Borrower will pay the costs (which, if paragraph (c) of Item 48 (“Hedge Counterparty Rights to break”) applies, must be reasonable) of the Affected Hedge Counterparty in connection with a novation under this clause.

50	Borrower right to require swap to be novated or right to break	If the Hedge Counterparty is a Lender (or a Lender’s Affiliate) and the Borrower has elected to undertake a refinancing of one or more Facilities and that Hedge Counterparty (or its Affiliate) has ceased to be a Lender as a result of the refinancing, the Borrower will have the right to:
		(a)	request that the Hedge Counterparty novate one or more hedging transactions to a replacement hedge counterparty nominated by the Borrower (which meets the GWI Minimum Hedge Requirements). Such novation will be carried out within 20 Business Days of the date of the Borrower’s request and in accordance with the conditions in paragraphs (b), (d), (e) and (f) of Item 49 (“Assignment of rights and novation of obligations under Affected Hedge Agreements”); or

		(b)	terminate or close-out one or more hedging transactions under a Hedge Agreement before its stated maturity.

CERTAIN FUNDS

51	Clean-up Period	Despite any other provision, during a period commencing on the date of Financial Close and ending on the date falling 90 days after Financial Close (or in the case of any other Permitted Acquisition, beginning on the date of completion for that acquisition and ending 90 days after that date) (the “Clean-up Period”), an Event of Default under clauses 1.1(c) (non-compliance with obligations) or 1.1(d) (misrepresentation) of schedule 5 (Events of Default) (other than any Major Default or in respect of a Major Representation under those clauses) with respect to an Obligor will be taken not to be an Event of Default if:

		(a)	it is capable of remedy (or its effects are capable of being overcome) before the end of the Clean-up Period and the Obligors are diligently pursuing that remedy;

		(b)	it does not entitle the Vendor to exercise its rights to suspend or terminate the Share Sale Agreement (or the Vendor has agreed in writing that it will not exercise such rights);

		(c)	it was not known to any Obligor at Financial Close and has not been approved or procured by any Obligor;

		(d)	in the case of a Clean-up Period triggered by a Permitted Acquisition, the relevant Event of Default would not have occurred if that Permitted Acquisition had not been made; and

		(e)	would not have a Material Adverse Effect.

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If the relevant circumstances are continuing after the last day of the Clean-up Period there will be an Event of Default despite the above (and without prejudice to the rights and remedies of the Lenders).

The Borrower must promptly notify the Facility Agent of any events or circumstance that would have constituted an Event of Default but for this provision.

52	Certain Funds Period	Certain Funds Period has the meaning given in the Mandate, Commitment and Fee Letter.

To provide certainty that the Obligors will be able to meet their obligations under the Transaction Documents and to ensure that there are sufficient funds available to achieve Completion, subject to the terms of the Mandate, Commitment and Fee Letter, the Initial Lenders agree that, during the Certain Funds Period, no Initial Lender may, in relation to the Facilities:

		(a)	refuse to make a loan under the Term Loan Facilities;

		(b)	cancel any commitment under the Term Loan Facilities;

		(c)	refuse to execute any interest rate hedging required in accordance with the Finance Documents in a notional amount up to its commitment to provide such hedging;

		(d)	refuse to issue a letter of credit, bank guarantee or other instrument under Tranche B at the request of the Borrower where it is required to be issued in order to replace any existing letter of credit, bank guarantee or other instrument issued on behalf of an Obligor to a relevant beneficiary prior to Financial Close;

		(e)	exercise any right of rescission or similar right or remedy or accelerate repayment of a loan;

		(f)	enforce any Security; or

		(g)	exercise any right of set off (other than any hedge netting),

unless there is a Certain Funds Event subsisting.

53	Certain Funds Events	The following events will constitute a Certain Funds Event:

		(a)	the Conditions Precedent to first Utilisation in Part B of schedule 2 or the Conditions Precedent to all Utilisations in Part C of schedule 2 (Conditions Precedent and Conditions Subsequent) (except that a drawdown notice delivered during the Certain Funds Period will, in respect of confirmations given by the Borrower that no Default or misrepresentation is subsisting at the time of delivery of the drawdown notice, only require confirmation in respect of the Major Representations and the Major Defaults and nothing else) have not been satisfied or waived;

		(b)	a Major Default is subsisting;

		(c)	a Major Representation of an Obligor is not true and correct in all material respects; or

		(d)	it is unlawful for the Lenders to perform any of their obligations in respect of the Facilities (for the avoidance of doubt, the Lenders remain liable to perform those obligations that are not unlawful).

GENERAL

54	Resignation of Obligors	The Borrower may request that an Obligor (other than itself or Hold Co) ceases to be an Obligor by delivering to the Facility Agent a duly completed and executed resignation letter.

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Provided that:

		(a)	there is no Default or Review Event subsisting or would result from that person ceasing to be an Obligor;

		(b)	there is no payment due from that Obligor under the Finance Documents; and

		(c)	following the Obligor’s release, the conditions in clause 1.3(l) (Additional Obligor /Obligor Coverage Test) of schedule 4 (Undertakings) will continue to be satisfied,

the Facility Agent will accept and countersign the resignation letter for that Obligor.

Any person which ceases to be an Obligor will also cease to be a Security Provider under the Security Trust Deed and the Security Trustee will execute a release deed in respect of any Security provided by that retiring Obligor and make any necessary PPSA filings to remove that security interest from the PPS Register.

55	Guarantee and indemnity	The Security Trust Deed will contain a guarantee and indemnity on usual terms given by each Guarantor in favour of the Beneficiaries in relation to repayment of the Secured Money.

If GWA (North) becomes a Guarantor, the guarantee provided by GWA (North) will be limited as described in Item 3 (“Security Providers and Guarantors”).

56	Withholding Tax	The Facilities shall be offered and issued so that they are s128F compliant.

57	Market Disruption

The Finance Documents will contain a market disruption provision on APLMA standard terms.

A market disruption event will occur if the Facility Agent receives notifications from more than 2 Lenders whose participation in the relevant loan exceeds 40% of that loan.

58	FATCA

The Borrower will withhold and will not gross up for any FATCA tax or withholding applicable on payments under the Facilities.

The Facility Agent will withhold and will not gross up for FATCA or withholding applicable on payments under the Facilities.

The Obligors will not be liable to any Finance Party in respect of amounts required to be withheld by any Obligor or a Finance Party in respect of FATCA or withholding.

59	Miscellaneous Provisions	The Finance Documents will contain provisions usual for facilities of this nature based, where appropriate, on APLMA standard terms, including in relation to:

		(a)	illegality;

		(b)	tax gross up and indemnity;

		(c)	currency indemnity;

		(d)	set-off;

		(e)	administration and agency arrangements;

		(f)	PPSA;

		(g)	increased costs (other than with respect to implementation of Basel II and regulations pursuant to Basel II (but excluding any amendment arising out of Basel III));

		(h)	customary letter of credit/bank guarantee provisions (including indemnities), including LC renewal provisions;

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		(i)	Bail-in provisions;

		(j)	privacy;

		(k)	anti-money laundering and sanctions; and

		(l)	jurisdiction.

60	Confidentiality	All information provided to the Beneficiaries by the Obligors is confidential.

The Syndicated Facility Agreement will contain the usual confidentiality provisions allowing for disclosure only in certain specified circumstances.

61	Governing Law	The laws of New South Wales.

62	“subsisting” or “continuing” Event of Default	An Event of Default subsists until it has been waived in writing by the Facility Agent, or cured to the satisfaction of the Facility Agent.

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Debt Term Sheet

Schedule 1 Definitions

These meanings apply unless the contrary intention appears:

A$ and $ means the lawful currency of the Commonwealth of Australia.

AARC means AustralAsia Railway Corporation (ABN 43 839 400 411).

Accounting Principles means accounting principles and practices applying by law or otherwise generally accepted in Australia and the United States consistently applied, including Australian Accounting Standards (developed and maintained by the Australian Accounting Standards Board) and US GAAP.

Affected Hedge Agreement means a Hedge Agreement between the Borrower and an Affected Hedge Counterparty.

Affected Hedge Counterparty has the meaning given in Item 49 (Assignment of rights and novation of obligations under Affected Hedge Agreements).

Affiliate means, in relation to any person, a Subsidiary of that person or a Holding company of that person or any other subsidiary of that Holding Company.

Approved Lender means each entity listed in Schedule 8 (“Approved Lenders”).

AustralAsia Railway Project Concession Deed means the concession deed between AARC, The Northern Territory of Australia, The Crown in the right of the State of South Australia and GWA (North) (as amended and restated on 1 December 2010).

Authorisation means:

(a)	any consent, authorisation, registration, filing, lodgement, agreement, notarisation, certificate, permission, licence, approval, authority or exemption from, by or with a Government Agency;

(b)	in relation to anything which will be fully or partly prohibited or restricted by law if a Government Agency intervenes or acts in any way within a specified period after lodgement, filing, registration or notification, the expiry of that period without intervention or action.

Authorised Officer means:

(a)	in relation to an Obligor, a director or secretary of the Obligor and each person appointed as an “Authorised Officer” of the Obligor by notice to the Facility Agent or the Security Trustee (as applicable) (that notice being accompanied by a certified copy of the signature of the appointee), whose identity has been verified to the satisfaction of each Beneficiary in order to manage its KYC and whose appointment has not, prior to that time, been revoked by the Obligor by notice to the Facility Agent or the Security Trustee (as applicable); or

(b)	in relation to a Beneficiary, a director or secretary or any person who purports to be a “manager”, “head”, “counsel”, “chief”, “executive”, “director”, “president” or “vice president” (or a person performing, or purporting to perform, the functions of any of them) of that party, at that time.

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Schedule 1

Available Commitment means, for a Lender, its Commitment less its proportion of the total outstanding principal amount of all drawdowns under the applicable Facility.

Bank Base Case Financial Model means the financial model agreed between the Borrower and the Lenders as a condition precedent to Financial Close.

Beneficiary has the meaning given in Item 10 (Beneficiaries).

Business Day means a day (not being a Saturday, Sunday or public holiday in that place) on which banks are open for general banking business in Sydney and Melbourne.

Calculation Date means in each calendar year, the last day of each Quarter. The first Calculation Date will be 30 June 2017 or such earlier Quarter end date as notified by the Borrower to the Facility Agent.

Calculation Period means, in respect of each Calculation Date, the 12 month period ending on that Calculation Date, other than where the period from Financial Close to that Calculation Date is less than 12 months, where it means the period determined in accordance with Item 30 (“Financial Covenants”).

Cash Sweep Event will exist if, on any two consecutive Calculation Dates, a Lock-Up Event exists.

CFADS means, for a Calculation Period ending on a Calculation Date (without double-counting):

(a)	EBITDA; plus or minus

(b)	negative or positive movements in working capital of the GWA Group; less

(c)	Operating Expenses (excluding costs, expenses and losses excluded from the calculation of EBITDA); less

(d)	expenditure on Growth Capex to the extent not funded from:

(i)	Permitted Financial Indebtedness;

(ii)	equity contributions; or

(iii)	any amount that was available in a previous period to pay a Distribution but which has been retained and not distributed; less

(e)	Taxes paid in cash by the GWA Group (net of rebates, refunds or credits for Taxes received by the GWA Group) for that period,

in each case, for that Calculation Period.

Change of Control Review Event has the meaning given in Item 41 (Review Event).

Code means the US Internal Revenue Code of 1986.

Commitment means, in respect of a Lender, the commitment of that Lender as set out in the Syndicated Facility Agreement at the date of the Syndicated Facility Agreement, as reduced, cancelled or substituted in accordance with the terms of the Finance Documents.

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Schedule 1

Compliance Certificate has the meaning given in Item 34 (Compliance Certificate).

Concession Document means:

(a)	each SA Ground Lease; and

(b)	the AustralAsia Railway Project Concession Deed.

Contested Tax means a Tax payable by an Obligor where that Obligor:

(a)	in good faith and in accordance with proper procedures, is contesting its liability to pay that Tax;

(b)	is not required by applicable law to pay that Tax before contesting its liability to pay the Tax; and

(c)	in respect of which it has made appropriate provisions (if any) having regard to Accounting Principles and for which it has set aside equivalent reserves.

Controller has the meaning given in the Corporations Act.

Completion has the meaning given in the Share Sale Agreement.

Core Business means the freight rail, transport, logistics and rail infrastructure operation and maintenance businesses operated by the GWA Group, including:

(a)	the rail freight and rail infrastructure business in South Australia known as “SA Rail” which is the subject of the SA Ground Leases;

(b)	the rail freight and rail infrastructure business between Adelaide and Darwin which is the subject of the AustralAsia Railway Project Concession Deed;

(c)	to the extent not already included in paragraphs (a) or (b) above, the rail freight, transport and logistics businesses operated by the GWA Group from time to time;

(d)	the rail freight business operated by the Freightliner Entities; and

(e)	on and from Completion, the rail freight business operated by G-Rail.

Corporation Loan means the $50 million concessional loan from AARC to GWA (North).

Corporations Act means the Corporations Act 2001 (Cth).

Costs includes costs, charges and expenses, including those incurred in connection with advisers and any legal costs on a full indemnity basis.

Debt Service means, in respect of a period (without double-counting):

(a)	Interest Expense for that period; and

(b)	the aggregate of all scheduled principal repayments under the Finance Documents (as defined in the Security Trust Deed) paid or payable during that period.

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Schedule 1

Debt Service Cover Ratio or DSCR means, for a Calculation Period ending on a Calculation Date, the ratio of A:B where:

A = CFADS for that Calculation Period; and

B = Debt Service for that Calculation Period.

Default means an Event of Default or a Potential Event of Default.

Defaulting Lender means a Lender who, at any time:

(a)	is adjudicated to be insolvent;

(b)	repudiates or rescinds any Finance Document;

(c)	fails to participate in a loan or issue a letter of credit (or to meet any claim under a letter of credit) when obliged to do so;

(d)	is the subject of Bail-in action; or

(e)	is wound up or has a Controller appointed to it (or any analogous process).

Designated Rolling Stock means, in relation to the Initial Obligors and G-Rail, the rolling stock of the Obligors set out in Schedule 7 (“Designated Rolling Stock”) or, in respect of any other Obligor from time to time, the rolling stock of that Obligor which is notified to the Security Trustee prior to the date on which it becomes an Obligor.

Distressed Debt Fund means any person that principally invests in distressed debt which is a hedge fund, distressed debt fund, special opportunities fund, vulture fund (or similar), a financial institution acting through a similar fund, a distressed debt (or similar) trading desk or a distressed debt (or similar) division.

Distribution means any dividend, charge, interest, payment or other distribution or repayment to or for the benefit of any holder of share capital or partnership interests in an Obligor and includes any payment in respect of any Subordinated Debt but excludes:

(a)	any payment of reasonable director’s fees in any Financial Year, provided that no Default or Review Event has occurred and is continuing or will arise as a result of payment;

(b)	any dividend or distributions where there has been or will simultaneously be, one or more subscriptions for new units by the applicable unitholders in the relevant trust, where the new units are subject to the Security and the subscription is for an amount at least equal to such dividend or distribution;

(c)	in respect of a Financial Year, payments made pursuant to any arm’s length administrative services agreement for the provision of corporate and support services (the scope of which is consistent with agreements of that nature), including out-of-pocket expenses;

(d)	any distribution by one Obligor to another Obligor; and

(e)	any dividend, payment or other distribution to one or more Minority Investors (provided that the aggregate amount of such dividend, payment or other distribution does not exceed the pro rata entitlement of the Minority Investors based on percentage holding of the Minority Investors as at the date of the Syndicated Facility Agreement).

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Schedule 1

EBITDA means, in respect of a period, the consolidated net profit of the GWA Group for that period and (without double counting):

(a)	after adding back interest expense of the GWA Group in respect of the period (adjusted for the net effect of interest rate hedging transactions);

(b)	after excluding any accrued interest paid or payable to any member of the GWA Group;

(c)	after adding back corporate tax or tax on income or gains of the GWA Group in respect of the period;

(d)	before deducting (but if deducted, after adding back) any depreciation on fixed assets and any amortisation or impairment of any assets of the GWA Group in respect of the period;

(e)	after excluding costs, expenses and income resulting from any one-off, non-recurring, extraordinary, unusual or exceptional items (including significant items and abandonments);

(f)	after excluding unrealised gains or losses on hedging contracts and realised gains or losses on termination of hedging contracts;

(g)	after excluding amounts paid or payable in relation to any Subordinated Debt;

(h)	after excluding non-cash items taken into account in calculating the consolidated net profit of the GWA Group;

(i)	after excluding any transaction and one-off costs and expenses in respect of:

(i)	the Transaction or the Facilities (or both) in accordance with the agreed Funds Flow Statement; or

(ii)	in respect of any other Permitted Acquisition or Growth Capex (whether consummated or not) incurred by a member of the GWA Group during that period;

(j)	after deducting (to the extent otherwise included) any gain against book value incurred by a member of the GWA Group on the disposal of any asset (not being a disposal made in the ordinary course of trading) during that period and before taking account of any loss or gain on any revaluation or impairment of any asset during the period;

(k)	after adding back any non-cash costs related to any management incentive scheme or any other similar share or other ownership interest based employee compensation scheme of the GWA Group;

(l)	after excluding any non-cash current service costs, net interest costs or actuarial gains or losses on defined benefit superannuation schemes of the GWA Group;

(m)	to the extent included in net profit of the GWA Group, excluding any net profit (or loss) of any Excluded Subsidiary and any other entity which is not part of the consolidated group but including any net cash distributions actually received by the consolidated group from such entity sourced from their excess operating cashflow or other internally generated cashflow;

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Schedule 1

(n)	for Permitted Acquisitions made or Growth Capex undertaken during a period which forms part of the consolidated group, EBITDA will be adjusted to include:

(i)	the actual historical earnings before interest, tax, depreciation and amortisation for the last 12 months (calculated in the same way as EBITDA) of the acquired entity; and

(ii)	the pro-forma earnings before interest, tax, depreciation and amortisation attributable to the Growth Capex, provided that those adjustments are certified by the Chief Financial Officer of the Borrower and if they exceed A$10 million in aggregate, those adjustments exceeding A$10 million must also be certified by any one of the “big four” accounting firms selected by the Borrower or any third party or consultant reasonably acceptable to the Facility Agent; and

(o)	where an entity, business or other asset is sold, transferred or otherwise disposed of by any GWA Group member during such period, no EBITDA generated by that entity, business or other asset will be included.

Environment includes the natural physical surroundings of mankind (whether affecting individuals or groupings of individuals) and any man-made changes to them.

Environmental Law means a provision of a law, regulation or directive issued by a Government Agency which is binding on an Obligor or its assets regulating or relating to an aspect of planning, the Environment, heritage, health or safety.

Equity Cure means an equity cure in accordance with Item 35 (Equity Cure).

Event of Default means an event or circumstance so described in Schedule 5 (Events of Default).

Excluded Collateral means any assets or rights of an Obligor under any agreement or arrangement with a third party entered into prior to the date of Financial Close (“Relevant Contract”) to the extent that the terms of the Relevant Contract would be breached or the Relevant Contract would be terminable if the Obligor granted security under or in respect of that Relevant Contract unless and until the Obligor has received consent from the relevant counterparty to the granting of such security and satisfied any other requirements pursuant to the terms of the Relevant Contract in order to grant such security, limited to those in the list of Relevant Contracts set out in Schedule 6 (“Excluded Collateral – Relevant Contracts”) to this term sheet.

Excluded Subsidiary means:

(a)	each Dormant Entity referred to in Item 4 (“Dormant Entities”); and

(b)	each other member of the Hold Co Group which is not an Obligor and is not required to become an Obligor in accordance with clause 1.3(l) (Additional Obligor /Obligor Coverage Test) of Schedule 4 (Undertakings).

Exposure means, at any time:

(a)	in the case of the Security Trustee or the Facility Agent, the Secured Money which the Borrower or an Obligor is at that time actually or contingently liable to pay to or for the account of it (but not Secured Money payable to it for the account of any other Beneficiary or in any other capacity);

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(b)	in the case of a Lender, the undrawn Commitment of that Lender plus the amount of that Lender’s participation in the total principal amount outstanding of any Loans or letter of credit which have been issued, plus any accrued but unpaid fees and interest; and

(c)	in the case of a Hedge Counterparty:

(i)	if any amount of the Secured Money has been accelerated following an Event of Default, or for the purposes of any indemnity required to be provided in favour of the Security Trustee under the Security Trust Deed, that Hedge Counterparty’s Realised Swap Loss (where its Hedge Agreement has been terminated) or its Potential Close-Out Amount (where its Hedge Agreement has not been terminated); or

(ii)	in all other instances, nil,

in each case, at that time.

Facility means:

(a)	each Term Loan Facility; and

(b)	the Working Capital Facility,

in each case as described in Item 11 (Facilities).

FATCA means:

(a)	sections 1471 to 1474 of the Code or any associated regulations or other official guidance;

(b)	any treaty, law, regulation or other official guidance enacted in any other jurisdiction, or relating to an intergovernmental agreement between the United States of America and any other jurisdiction, which (in either case) facilitates the implementation of paragraph (a) above; or

(c)	any agreement under the implementation of paragraphs (a) or (b) above with the United States of America Internal Revenue Service, the United States of America government or any governmental or taxation authority in any other jurisdiction.

FATCA Application Date means:

(a)	in respect of a “withholdable payment” described in section 1473(1)(A)(i) of the Code (which relates to payments of interest and certain other payments from sources within the United States of America), 1 July 2014;

(b)	in respect of a “withholdable payment” described in section 1473(1)(A)(ii) of the Code (which relates to “gross proceeds” from the disposition of property of a type that can produce interest from sources within the United States of America), 1 January 2019; or

(c)	in respect of a “passthru payment” described in section 1471(d)(7) of the Code not falling within paragraphs (a) or (b) above, 1 January 2019,

or, in each case, such other date from which such payment may become subject to a deduction or withholding required by FATCA as a result of any change in FATCA after the date of this document.

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FATCA Deduction means a deduction or withholding from a payment under a Finance Document required by FATCA.

FATCA Exempt Party means a party that is entitled to receive payments free from any FATCA Deduction.

Fee Letter means any fee letter between an Obligor and a Beneficiary entered into from time to time, including the Mandate, Commitment and Fee Letter.

Finance Debt means any present or future, actual or contingent liability in connection with any:

(a)	money borrowed or raised; or

(b)	amount raised in connection with any note purchase facility or the issue of bonds, notes, debentures, units, loan stock or similar instruments; or

(c)	reimbursement obligation or counter-indemnity with respect to a letter of credit, guarantee or similar instrument issued by a bank or financial institution;

(d)	derivative transaction (and, when calculating the liability in connection with any derivative transaction, only the marked to market value is taken into account unless the derivative transaction has been terminated or closed-out, in which case the liability is the termination amount or close out amount for the derivative transaction); or

(e)	redeemable share or other redeemable security where the holder has the right, or the right in certain circumstances, to require redemption before the final Maturity Date; or

(f)	deferred purchase price of property or services (including securities repurchase agreements but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business which are not more than 90 days overdue or which are being contested in good faith); or

(g)	any Finance Lease; or

(h)	obligation to deliver assets or services paid for in advance by a financier or otherwise relating to a financing transaction; or

(i)	receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis); or

(j)	amount raised under any other transaction (including any forward sale or purchase agreement) having the commercial effect of a borrowing; or

(k)	any guarantee of any of the above,

but does not include an operating lease and any obligation under a lease which is classed as an operating lease to the extent such obligation becomes, as a result of any changes to the applicable Accounting Principles, a Finance Lease.

In this definition, “guarantee” includes:

(i)	any guarantee, indemnity, bond, letter of credit, legally binding comfort letter or similar assurance against loss; or

(ii)	any direct or indirect, actual or contingent obligation to purchase or assume any person’s liabilities, to make an investment in or

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provide financial accommodation to any person, or to purchase any person’s assets, in each case, where that obligation is assumed to assist that person to meet its liabilities; or

(iii)	any other direct or indirect, actual or contingent obligation under which a person is, or may be, responsible for another person’s solvency, financial condition or liabilities.

Finance Document means:

(a)	the Syndicated Facility Agreement;

(b)	each Fee Letter;

(c)	each Security;

(d)	the Security Trust Deed;

(e)	each Hedge Agreement;

(f)	each Tripartite Agreement;

(g)	any Subordination Agreement;

(h)	any new finance document entered into in connection with incurring Refinancing Debt (on a pari passu basis with the Syndicated Facility Agreement) and which is designated as a “Finance Document” in a relevant accession deed under the Security Trust Deed;

(i)	any document designated as a “Finance Document” in accordance with the Syndicated Facility Agreement or the Security Trust Deed (as the case may be); and

(j)	any document that amends, supplements or replaces any of the above.

For the purposes of the Syndicated Facility Agreement, “Finance Documents” will be those documents listed above other than (e) and (h). All documents listed above will be “Finance Documents” for the purposes of the Security Trust Deed (and therefore the “Secured Moneys”) and the financial ratio definitions which test senior Finance Debt under all the Finance Documents.

Finance Lease means a lease constituting or accounted for in or in a similar way to a finance lease or a capitalised lease under the Accounting Principles and includes any hire purchase agreement.

Finance Party means, for the purposes of the Syndicated Facility Agreement:

(a)	the Lenders; and

(b)	the Facility Agent.

“Finance Party” refers to the finance parties under the Syndicated Facility Agreement. “Beneficiaries”, which also includes Hedge Counterparties, is the defined term that will be used in the Security Trust Deed as it relates to Secured Moneys and the beneficiaries of the Security.

Financial Accommodation includes every form of financial accommodation including, without limitation:

(a)	making an advance or loan;

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(b)	drawing, accepting, endorsing, discounting, collecting or paying a bill of exchange, cheque or other negotiable instrument;

(c)	entering into any agreement or transaction of any kind as a result of which a debt or liability or a contingent debt or liability arises (including without limitation any Finance Lease); and

(d)	forbearing to require immediate payment of any moneys owing or contingently owing on any account, for any reason whatever,

but for the avoidance of doubt does not include an operating lease.

Financial Close means the date on which all of the Finance Documents have been executed by all of the parties, and the Facility Agent has confirmed that all conditions precedent to the making of the first Utilisation under the Finance Documents have been satisfied or waived by the Facility Agent (acting on the instructions of all Lenders).

Financial Model means the Bank Base Case Financial Model, as updated from time to time.

Financial Year means each financial year of the GWA Group ending on 31 December.

Financier Consent Deed means the document so entitled to be dated on or about the date of the Rail Haulage Agreement between Glencore Coal, G Rail and the Security Trustee.

Freightliner Entity means:

(a)	Freightliner Australia Pty Ltd (ABN 51 122 522 123);

(b)	Freightliner Australia Coal Haulage Pty Ltd (ABN 46 137 483 713); and

(c)	FLA Coal Services Pty Ltd (ABN 38 137 483 240),

and Freightliner Entities means all of them.

Fund means any unit trust, investment trust, investment company, managed account, limited partnership, general partnership, fund or other collective investment scheme, pension fund, insurance company or any other body corporate or entity.

Funds Flow Statement means the funds flow statement referred to in paragraph (m) (Funds Flow Statement) of Part B (Conditions precedent to first Utilisation) of Schedule 2 (Conditions Precedent and Conditions Subsequent), delivered by the Borrower as a condition precedent to Financial Close.

Glencore Coal means Glencore Coal Pty Ltd (ABN 18 082 271 930).

Government Agency means any government or any governmental, semi-governmental or judicial entity or authority. It also includes any self-regulatory organisation established under statute or any stock exchange.

G-Rail means Glencore Rail (NSW) Pty Ltd (ABN 11 079 546 777).

Group Structure Diagram means the group structure diagram delivered as a condition precedent to Financial Close under the Syndicated Facility Agreement as updated from time to time in accordance with the Syndicated Facility Agreement.

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Growth Capex means payment for expenditure on the acquisition, development, upgrading or significant refurbishment (including the purchase of new assets to replace obsolete assets) of equipment, machinery, fixed assets, real property (including improvements thereon) or any other capital assets (including any costs incurred in connection with that expenditure) in connection with the Core Business.

GWA means Genesee & Wyoming Australia Pty Ltd (ABN 17 079 444 296).

GWA Group means the Obligors from time to time.

GWA (North) means GWA (North) Pty Ltd (ABN 92 144 081 774).

GWA (North) Security Documents means:

(a)	the fixed and floating charge dated 29 November 2010;

(b)	the security trust deed dated 29 November 2010; and

(c)	each real property mortgage dated on or about 29 November 2010,

in each case granted by GWA (North) in favour of GWA (as security trustee).

GWI means Genesee & Wyoming Inc.

GWI Minimum Hedge Requirements means a counterparty to a Hedge Agreement which has the following minimum credit rating at the time it enters into that Hedge Agreement:

(a)	in relation to a hedging transaction which is 2 years or less in duration, at least BBB (S&P); and

(b)	in relation to a hedging transaction which is longer than 2 years in duration, at least A- (S&P).

Head Company means the head company (as defined in the Tax Act) of a Tax Consolidated Group.

Hedge Agreements means an ISDA Master Agreement and Schedule (including any confirmations) entered into between the Borrower and a Hedge Counterparty.

Hedging Protocol means the hedging protocol agreed between the Borrower and each Initial Lender in the form annexed to the Mandate, Commitment and Fee Letter.

Holding Company means in relation to a company or other entity, any other company or other entity in respect of which it is a Subsidiary.

Hold Co means GWI Holdings No.2 Pty Ltd (ABN 53 132 989 998).

Hold Co Group means Hold Co and each of its Subsidiaries (other than the Dormant Entities).

Initial Lender means:

(a)	Australia and New Zealand Banking Group Limited (ABN 11 005 357 522);

(b)	Bank of America, N.A. Australian Branch (ABN 51 064 874 531);

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(c)	BNP Paribas (ABN 23 000 000 117);

(d)	Citibank, N.A. Sydney Branch (ABN 34 072 814 058);

(e)	Commonwealth Bank of Australia (ABN 48 123 123 124);

(f)	JPMorgan Chase Bank, N.A. (ABN 43 074 112 011);

(g)	National Australia Bank Limited (ABN 12 004 044 937);

(h)	Sumitomo Mitsui Banking Corporation (ARBN 114 053 459); and

(i)	The Bank of Tokyo-Mitsubishi UFJ, Ltd. (ABN 75 103 418 882).

A person is Insolvent if:

(a)	it is (or states that it is) an insolvent under administration or insolvent (each as defined in the Corporations Act); or

(b)	it is in liquidation, in provisional liquidation, under administration or wound up or has had a Controller, liquidator, provisional liquidator or administrator appointed to its property; or

(c)	it is subject to any arrangement, assignment, moratorium or composition, protected from creditors under any statute, or dissolved, deregistered or applies to be deregistered (in each case, other than to carry out a reconstruction or amalgamation while solvent on terms approved by the Facility Agent); or

(d)	an application or order has been made (and, in the case of an application, it is not stayed, withdrawn or dismissed within 14 days), resolution passed or any other action taken, in each case in connection with that person, in respect of any of (a), (b) or (c) above; or

(e)	it is the subject of an event described in section 459C(2)(b) or section 585 of the Corporations Act (or it makes a statement from which the Facility Agent reasonably deduces it is so subject); or

(f)	it stops payment or is otherwise unable to pay its debts when they fall due; or

(g)	something having a substantially similar effect to (a) to (f) happens in connection with that person under the law of any jurisdiction.

Interest Expense means the sum of the interest, margin, guarantee fees, letter of credit fees, line fees and commitment fees paid or payable under all Finance Debt under the Finance Documents (as defined in the Security Trust Deed) less interest income and adjusted for the net effect of hedging transactions and includes interest and amounts in the nature of interest earned on cash, in accordance with the Accounting Principles, but Interest Expense does not include:

(a)	establishment, upfront or underwriting fees in respect of Finance Debt, including the Facilities, any amortisation of fees or any fees, costs and expenses incurred in connection with refinancing any Finance Debt;

(b)	amounts paid or payable in relation to Subordinated Debt; or

(c)	any non-cash mark to market adjustments made in accordance with the Accounting Principles in respect of any permitted hedging under a Hedge Agreement.

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Interest Payment Date means:

(a)	the last day of an Interest Period; or

(b)	where an Interest Period is longer than 3 months:

(i)	the last day of each 3 month period occurring during the Interest Period; and

(ii)	the last day of the Interest Period.

Interpolated Screen Rate means, in relation to any Loan, the rate which results from interpolating on a linear basis between:

(a)	the applicable Screen Rate for the longest period (for which that Screen Rate is available) which is less than the Interest Period of the Loan; and

(b)	the applicable Screen Rate for the shortest period (for which that Screen Rate is available) which exceeds the Interest Period of that Loan.

Investor means:

(a)	Macquarie Group Limited;

(b)	any Affiliate or Related Body Corporate of Macquarie Group Limited; and/or

(c)	any Fund whose Manager is Macquarie Group Limited or any Affiliate or Related Body Corporate of Macquarie Group Limited.

Joint Venture means any form of joint venture, whether a company, unincorporated entity, undertaking, association, partnership or other similar entity in which an Obligor and a third party which is not an Obligor holds an equity, ownership or participating interest.

Leverage Ratio means, on a Calculation Date, the ratio of A:B where:

A = Net Senior Debt on a Calculation Date; and

B = EBITDA for the Calculation Period ending on that Calculation Date.

Lock-Up Event means, in respect of any Calculation Date, any of the conditions set out in Item 31 (“Distributions”) have not been satisfied.

Locked-Up Cash means, in respect of any Calculation Date where a Lock-Up Event subsists, all amounts from the Quarter ending on that Calculation Date which would otherwise have been available to pay a Distribution if the Lock-Up Event was not subsisting.

Major Authorisation means each Authorisation necessary for it to carry on any business it conducts to the extent that failure to obtain, comply with or maintain that Authorisation would be likely to have a Material Adverse Effect.

Major Default means any of the following Events of Default (as set out in Schedule 5) (Events of Default) has occurred in relation to an Obligor:

(a)	a non-payment event as described in clause 1.1(a) (non-payment) of Schedule 5;

(b)	an event described in clause 1.1(f) (insolvency and enforcement) of Schedule 5;

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(c)	an event described in clause 1.1(g) (Rail Haulage Agreement) of Schedule 5;

(d)	an event described in clause 1.1(h) (voidable, repudiation or unlawful) of Schedule 5;

(e)	an event described in clause 1.1(i) (cessation of business) of Schedule 5;

(f)	an event described in clause 1.1(j) (compulsory acquisition) of Schedule 5;

(g)	an event described in clause 1.1(k) (material judgement) of Schedule 5; or

(h)	an Event of Default has occurred under clause 1.1(c) (Non compliance with obligations) of Schedule 5 (Events of Default) because an Obligor has not complied with one of the following undertakings (as set out in Schedule 4 (Undertakings)):

(i)	clause 1.3(a) (authorisations) of Schedule 4;

(ii)	clause 1.4(b) (Pari passu ranking) of Schedule 4;

(iii)	clause 1.5(a) (Disposal of assets) of Schedule 4;

(iv)	clause 1.5(b) (Negative pledge) of Schedule 4;

(v)	clause 1.5(d) (Distributions) of Schedule 4;

(vi)	clause 1.5(h) (Finance Debt) of Schedule 4;

(vii)	clause 1.5(i) (Financial accommodation) of Schedule 4; or

(viii)	clause 1.5(j) (Acquisitions) of Schedule 4.

Major Representation means each of the following representations (as set out in Schedule 3 (Representations and warranties)):

(a)	clause 1.1(a) (status) of Schedule 3;

(b)	clause 1.1(b) (power) of Schedule 3;

(c)	clause 1.1(c) (no contravention) of Schedule 3;

(d)	clause 1.1(d) (authorisations) of Schedule 3;

(e)	clause 1.1(e) (validity of obligations and ranking) of Schedule 3;

(f)	clause 1.1(h) (no breach of law) of Schedule 3;

(g)	clause 1.1(k) (ownership of assets) of Schedule 3;

(h)	clause 1.1(l) (solvency) of Schedule 3;

(i)	clause 1.1(n) (Conduct of business) of Schedule 3; and

(j)	clause 1.1(p)(ii) (not a trustee and no immunity) of Schedule 3.

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Majority Beneficiaries means, at any time, those Beneficiaries whose Exposure is equal to or greater than 66.67% of the total Exposure of all Beneficiaries at that time.

Majority Lenders means, at any time, those Lenders whose Commitments are equal to or greater than 66.67% of the Total Commitments under all the Facilities at that time.

Manager means, in relation to a Fund, a professional manager or adviser of the Fund who, pursuant to a bona fide arrangement evidenced in writing, is responsible for managing investments of the Fund and who (i) makes decisions in respect of the Fund’s investments including the exercise of voting rights (discretionary) or (ii) provides recommendations to the Fund in respect of investments, including in relation to how to exercise voting rights in respect of investment (non-discretionary).

Mandate, Commitment and Fee Letter means the letter so-entitled dated on or about 14 October 2016 between the Borrower and each Initial Lender.

Marketable Securities means any shares, units or other marketable securities with rights of conversion to shares or units.

Material Adverse Effect means a material adverse effect on:

(a)	the business, operation, property or condition (financial or otherwise) of the Obligors (taken as a whole);

(b)	the ability of the Obligors (taken as a whole) to perform their payment obligations and other material obligations under the Finance Documents; or

(c)	the legality, validity or enforceability of the whole or any material part of a Finance Document or any material rights or remedies under the Finance Documents.

Material Contract means:

(a)	each Concession Document; and

(b)	the Rail Haulage Agreement.

Minority Investor means any person (other than GWI or its Subsidiaries or an Investor) who, as at the date of the Syndicated Facility Agreement, holds any shares in a Freightliner Entity or any Holding Company of a Freightliner Entity.

Native Title Law means the Native Title Act 1993 (Cth), the Native Title Act 1994 (ACT), the Native Title Act 1994 (NSW), the Native Title Act 1994 (Qld) and regulations made thereunder.

Net Senior Debt means, on any date, the aggregate principal amount of Senior Finance Debt outstanding (excluding Tranche B) less an amount equal to the aggregate of:

(a)	cash and cash equivalents of the GWA Group; and

(b)	any mark to market hedge exposure under a Hedge Agreement,

in each case, on that date.

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New Lender means any person which becomes a Lender in accordance with Item 46 (“Replacement of Lenders”) or Item 47 (“Assignment and transfer”).

Non Consenting Lender means, in respect of any amendment, variation, waiver or release requested by the Borrower at any time which requires the unanimous consent of all Lenders under this agreement, a Lender that has not consented to the requested amendment, variation, waiver or release in circumstances where the Majority Lenders at that time have so consented. It does not include a RE Non Consenting Lender.

Operating Expenses means, in respect of any period, the aggregate consolidated operating expenses incurred by the GWA Group (including insurance premiums payable by the GWA Group and maintenance capital expenditure, but excluding Growth Capex), determined in accordance with Accounting Principles.

Permitted Acquisition means:

(a)	the Transaction;

(b)	acquisitions of shares, ownership interests, participating interests, securities and other investments in, or capital contributions to, Obligors;

(c)	the acquisition by an Obligor of any remaining shares in the Freightliner Entities which are not, as at the date of the Syndicated Facility Agreement, held by an Obligor;

(d)	assets (but not shares or ownership interests in a business) acquired in the ordinary course of day to day business that are consistent with or complementary to its Core Business;

(e)	assets, shares, ownership interests or units acquired from another Obligor;

(f)	an acquisition of debt securities for treasury management purposes provided that any debt security must be either cash or a debt security which is rated investment grade or higher as long as such debt security is subject to the Security upon acquisition;

(g)	an acquisition that is a Permitted Joint Venture;

(h)	any acquisition or transaction into which an Obligor is required to enter in order to comply with Native Title Law; or

(i)	an acquisition which has been approved by the board of directors of the applicable Obligor and, if that acquisition is funded by Permitted Financial Indebtedness, that Obligor has provided evidence of such board approval to the Facility Agent and:

(i)	the acquisition is of any business, undertaking or ownership interest in another entity that conducts a business consistent with or complementary to the Core Business;

(ii)	no Event of Default, Review Event, Lock-Up Event or Cash Sweep Event is continuing at the time of the proposed acquisition or would arise by reason of the acquisition and the Borrower provides evidence thereof (in the form of a certificate signed by 2 directors) to the Facility Agent;

(iii)	if the aggregate amount of consideration paid or payable in respect of the acquisition exceeds A$50 million, the Borrower

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has provided the Facility Agent with any due diligence reports or financial modelling prepared or commissioned by the GWA Group in relation to the acquisition (in each case on a non-reliance basis and there being no requirement that the reports or financial modelling are satisfactory to the Lenders); and

(viii)	the aggregate consideration for all acquisitions referred to in this paragraph (i) of this definition until the latest Maturity Date does not exceed A$100 million (or its equivalent) in aggregate.

Permitted Disposal means:

(a)	a disposal by one Obligor to another Obligor which has given a Security Interest in favour of the Security Trustee in respect of such assets;

(b)	a disposal at arm’s length on ordinary commercial terms (or better) where an asset is surplus to requirements or it is no longer required for the proper and efficient operation of the Core Business;

(c)	the expenditure of cash in payment for assets and services acquired in the ordinary course of its business carried on in compliance with the terms of the Finance Documents;

(d)	discounting of bills in the ordinary course of business in connection with Permitted Financial Indebtedness;

(e)	realisation of short term investments;

(f)	a disposal being the grant of any Permitted Security Interest;

(g)	a disposal of plant and equipment in exchange for other plant and equipment of comparable value and utility;

(h)	a payment or distribution of cash or any other asset which is permitted under the Finance Documents;

(i)	a disposal of assets required by a Concession Document;

(j)	any of the following provided it is consistent with or complementary to the Core Business:

(i)	a disposal constituted by a licence or sub-licence of intellectual property rights on arm’s length terms; or

(ii)	a disposal constituted by way of a lease or a sub-lease of any real property on arm’s length terms;

(k)	a disposal of any interest in a Permitted Joint Venture;

(l)	any sale, transfer or other disposal of any interest (including by way of the grant of a lease) by GWA pursuant to the Amended and Restated Rail Haulage Agreement between GWA, OneSteel Manufacturing Pty Limited and Arrium Limited dated 17 July 2012;

(m)	prior to G-Rail becoming an Obligor, any disposal by an Obligor to G-Rail provided that the asset disposed of will, on the date that G-Rail becomes an Obligor under the Syndicated Facility Agreement, form part of the Security granted by G-Rail in favour of the Security Trustee;

(n)	a disposal approved by the Facility Agent (acting on the instructions of the Majority Lenders); or

(o)	any other disposals (not otherwise referred to in this definition) on arm’s length terms where the total consideration for such disposals does not exceed in any Financial Year, in aggregate for all Obligors, A$10 million.

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Permitted Distribution means any Distributions made in accordance with Item 31 (“Distributions”).

Permitted Financial Accommodation means:

(a)	Financial Accommodation provided by an Obligor to another Obligor;

(b)	Financial Accommodation provided to allow its customers to acquire goods and services on extended terms up to a maximum of 180 days in the ordinary course of day to day business;

(c)	Financial Accommodation otherwise permitted under the Finance Documents (including guarantees permitted under clause 1.5(c) (Guarantees) and the making of investments under clauses 1.5(j) (Acquisitions) and 1.5(k) (Joint Ventures) of Schedule 4 (Undertakings));

(d)	deposits into a bank account held with a Beneficiary or a financial institution providing any transactional banking facilities in the course of operating such facilities or any blocked account under the Finance Documents or otherwise arising under any netting or set-off arrangement entered into by any Obligor in the ordinary course of its banking arrangements for the purpose of netting debit and credit balances of the Obligors or otherwise arising under cash pooling or cash management arrangements;

(e)	Financial Accommodation under loans which constitute a Permitted Distribution;

(f)	advance payments made in respect of capital expenditure in the ordinary course of trading; or

(g)	in addition to the exceptions above, where the maximum aggregate Financial Accommodation made available by the Obligors does not exceed A$10 million (or its equivalent).

Permitted Financial Indebtedness means:

(a)	Finance Debt of G-Rail in existence on the date of the Syndicated Facility Agreement (other than Finance Debt which constitutes Permitted Financial Indebtedness under any other paragraph of this definition), provided it is discharged by the end of the day on which Financial Close occurs or will otherwise be discharged within the period allowed for in the Share Sale Agreement;

(b)	the Corporation Loan;

(c)	Finance Debt owed under the Finance Documents;

(d)	any Finance Debt (on a pari passu basis with the Lenders) raised to finance an acquisition under paragraph (i) of the definition of Permitted Acquisition provided that such Finance Debt:

(i)	is incurred on terms (other than as to fees and margins) no more favourable to the financiers than those set out in the Finance Documents;

(ii)	does not mature prior to the date that is 6 months after the latest Maturity Date of any then-existing Term Loan Facilities;

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(e)	any trade credit incurred in the ordinary course of trading (including the provision, in the ordinary course of day to day business, of deferred payment terms);

(f)	any indebtedness in respect of guarantees, ancillary facilities or intercompany loans between the Obligors;

(g)	any Refinancing Debt;

(h)	any treasury transactions, interest rate or foreign exchange hedges permitted under a Finance Document;

(i)	any Finance Debt arising under any netting or set-off arrangement entered into by any Obligor in the ordinary course of its banking arrangements for the purpose of netting debit and credit balances of the Obligors or otherwise arising under cash pooling or cash management arrangements;

(j)	any Finance Debt arising under any deferred payment arrangements in relation to the cost of acquisition of any asset in the ordinary course of business and which constitutes a Permitted Acquisition;

(k)	any Finance Debt arising under any Permitted Guarantee;

(l)	any Finance Debt owed by one Obligor to another Obligor;

(m)	any Subordinated Debt;

(n)	the Australian Obligations under (and as defined in) the U.S. Credit Agreement provided that they are discharged in full by no later than the third Business Day after Financial Close;

(o)	any lease of or hire purchase arrangement for rolling stock used in the Core Business;

(p)	any Finance Lease where the aggregate principal or capital amount of those agreements does not exceed A$10 million (or its equivalent) in aggregate at any time for the Obligors;

(q)	Finance Debt of any person that becomes an Obligor after Financial Close (other than G-Rail) as a result of a Permitted Acquisition, but only Finance Debt existing at the time of the Permitted Acquisition and which was not incurred in contemplation thereof and which is fully discharged within 120 days of the date of completion of the Permitted Acquisition;

(r)	any indebtedness incurred by an Obligor with an insurance broker in relation to the funding of insurance premia where the aggregate amount incurred in any 12 month period does not exceed A$10 million;

(s)	any indebtedness (not otherwise referred to in this definition) where the total amount outstanding does not exceed A$10 million in aggregate for the Obligors; or

(t)	other indebtedness incurred with the prior written consent of the Facility Agent.

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Permitted Guarantee means:

(a)	any guarantee under the Finance Documents;

(b)	any unsecured guarantee to support the obligations (other than Finance Debt) of an Obligor provided that such obligations are permitted under the Finance Documents;

(c)	a class order guarantee in accordance with the Corporations Act where the only members of the class order are the Obligors;

(d)	any guarantee in connection with Permitted Financial Indebtedness;

(e)	any unsecured guarantee by an Obligor under any commercial contract entered into in the ordinary course of trading and/or any performance or similar bond guaranteeing performance by an Obligor under any contract entered into in the ordinary course of trading;

(f)	the guarantee and indemnity between GWA (as guarantor) and AARC dated 19 November 2010; or

(g)	any guarantee in connection with an operating lease entered into by an Obligor as permitted by the Finance Documents, including a lease of real property.

Permitted Joint Venture means any interest in a Joint Venture by an Obligor which satisfies the following conditions:

(a)	the business of the Joint Venture is consistent with the Core Business, or is acquired for the purpose of developing and operating all or part of the Core Business; and

(b)	no Default or Review Event is continuing or would result from the investment in or acquisition of the Joint Venture,

provided in each case under this definition, the aggregate of:

(c)	the investments under this definition (by way of initial contribution, cash or otherwise) at any time in, or consideration for the acquisition of an interest in, a Joint Venture; and

(d)	the market value of any assets transferred by any Obligor to any such Joint Venture (net of the market value of any assets transferred from such Joint Venture to an Obligor), in each case since Financial Close, does not exceed A$50 million (or its equivalent) per Joint Venture or A$100 million in aggregate for all Joint Venture investments over the term of the Facilities without the Facility Agent’s prior written consent.

The thresholds referred to in this definition will not include investments in any Joint Venture which subsequently becomes wholly-owned by an Obligor and constitutes part of the Security granted by that Obligor in favour of the Security Trustee.

Permitted Security Interest means:

(a)	any Security Interest existing at the time of acquisition of any asset acquired by it after the date of the Syndicated Facility Agreement and not created in contemplation of the acquisition provided that there is no increase in the amount of the principal moneys secured by that Security Interest and that Security Interest is released within 120 days after the date of the acquisition of that asset;

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(b)	bankers’ liens, rights of set-off or other netting arrangements arising in respect of any Permitted Financial Indebtedness;

(c)	a lien or charge arising by operation of law in the ordinary course of business;

(d)	a retention of title arrangement in connection with the acquisition of goods in the ordinary course of business (which terms must require payment within 90 days);

(e)	any Security Interest over cash deposits made in favour of landlords to secure performance under leases with that landlord where required under the terms of the lease;

(f)	any Security Interest granted by an Obligor to another Obligor or (prior to the date it becomes an Obligor under the Syndicated Facility Agreement) G-Rail;

(g)	any lien for:

(i)	rates, Taxes, duties or fees of any kind payable to a Government Agency; or

(ii)	money payable for work performed by suppliers, mechanics, workmen, repairmen or employees and, in each case, arising in the ordinary course of business,

either not yet due or being contested in good faith by the Obligors;

(h)	any Security Interest created under a Security and any Security Interest constituted by any cash cover provided under the Finance Documents;

(i)	a turnover trust under a subordination arrangement approved by the Facility Agent;

(j)	any cash collateral provided to secure an indemnity obligation in respect of a bank guarantee or letter of credit the principal amount of which would be Permitted Financial Indebtedness;

(k)	a Security Interest provided by one of the following transactions if the transaction does not secure payment or performance of an obligation:

(i)	a transfer of an account or chattel paper;

(ii)	a commercial consignment; or

(iii)	a PPS Lease which is not a capital lease,

where the terms “account”, “chattel paper”, “commercial consignment” and “PPS Lease” have the respective meanings given in the PPSA;

(l)	any Security Interest which secures the Australian Obligations under (and as defined in) the U.S. Credit Agreement provided that such Security Interests are released by no later than the third Business Day after Financial Close;

(m)	any Security Interests granted by GWA (North) in favour of AARC under the deed entitled “Corporation’s Deed of Charge” dated 19 November 2010;

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(n)	any Security Interests granted pursuant to the document entitled “Deed of Agreement to Lease and Charge” between GWA, SA Rail Pty Limited and the Minister for Transport and Urban Planning dated 7 November 1997;

(o)	any Security Interest existing under a lease or hire purchase arrangement in connection with the Core Business;

(p)	any cross charge granted by an Obligor in relation to, and over the assets of, a Permitted Joint Venture securing obligations to contribute to that Permitted Joint Venture or to repay the other joint venturers who contribute to the Permitted Joint Venture in circumstances where the Obligor has failed to do so;

(q)	any Security Interest granted by Freightliner Australia Coal Haulage Pty Limited in favour of Glencore Australia Oil Pty Limited pursuant to the Bulk Fuel Supply Agreement dated 29 March 2013;

(r)	any Security Interest granted by GWA in favour of the Minister for Transport for South Australia pursuant to an SA Ground Lease;

(s)	any Security Interest granted in respect of Finance Debt raised to finance an acquisition under paragraph (i) of the definition of Permitted Acquisition;

(t)	any Security Interest created or granted with the prior written consent of the Facility Agent;

(u)	any other Security Interest securing Finance Debt (other than Refinancing Debt) the principal amount of which (when aggregated with the principal amount of any other Finance Debt which has the benefit of a Security Interest other than any permitted under paragraphs (a) to (t) above) does not exceed A$10 million or, other than where mandatorily preferred by law, rank in priority to the Secured Money.

Potential Event of Default means any event or circumstance which would (with the lapse of time, the giving of notice, the making of any determination under the Finance Documents, the fulfilment of any condition or any combination of any of the foregoing) be an Event of Default.

Potential Close-out Amount means the amount (if any) which would be payable by the Borrower to a Hedge Counterparty under a Hedge Agreement to which it is a party on any day if the Hedge Agreement was terminated by the Hedge Counterparty in accordance with the terms of the Security Trust Deed. The amount is to be calculated on a net basis in accordance with the relevant Hedge Agreement.

PPSA means the Personal Property Securities Act 2009 (Cth).

PPS Law means

(a)	the PPSA;

(b)	any regulations made at any time under the PPSA;

(c)	any provision of the PPSA or regulations referred to in sub-paragraph (b); or

(d)	any amendment made at any time to any other legislation as a consequence of a PPS Law referred to in sub-paragraphs (a) to (c).

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Pro Forma Subordination Agreement means the form of subordination agreement appended to the Security Trust Deed.

Prime Bank means a bank determined by the Australian Finance Markets Association (or any other person which takes over the administration of the Screen Rate for Australian dollars) as being a Prime Bank or an acceptor or issuer of bills of exchange or negotiable certificates of deposit for the purposes of calculating that Screen Rate. If the Australian Financial Markets Association or such other person ceases to make such determination, the Prime Banks shall be the Prime Banks last so appointed.

Qualifying Transferee means, in the case of the replacement of a Lender by the Borrower in accordance with paragraph (i) of Item 42 (Consequences of a Review Event) or 46 (Replacement of Lenders):

(a)	another existing Lender or any Affiliate of an existing Lender so long as that Affiliate is not a Distressed Debt Fund; or

(b)	another bank or financial institution which has a credit rating of at least BBB+ (Standard and Poor’s) or Baa1 (Moody’s) or is guaranteed by an entity which has that credit rating.

Quarter means each 3 month period ending on 31 March, 30 June, 30 September and 31 December.

Rail Haulage Agreement means the contract between G-Rail, Glencore Coal and Glencore plc (as Glencore Guarantor) to be entered into at Financial Close under the Share Sale Agreement.

RE Non Consenting Lender has the meaning given in Item 42 (“Consequences of a Review Event”).

RE Repayment Period means:

(a)	in relation to a Change of Control Review Event, the period ending 90 days after the end of the Stand Still Period; or

(b)	in relation to a RHA Review Event, the period ending 6 months after the date that the Rail Haulage Agreement is terminated.

RE Transfer Period means:

(a)	in relation to a Change of Control Review Event, the period ending 90 days after the end of the Stand Still Period; or

(b)	in relation to a RHA Review Event, the period ending 6 months after the date that the Rail Haulage Agreement is terminated.

Realised Swap Loss means the amount (if any) payable by the Borrower to a Hedge Counterparty under a Hedge Agreement to which it is party which has been terminated. The amount is to be calculated on a net basis in accordance with the relevant Hedge Agreement.

Reference Bank Rate means the sum of:

(a)	the following rates (rounded up to the nearest fourth decimal place):

(i)	the rate representing the view (if any and applied to the relevant period) which respondents to the NCDSURVEY10AM survey conducted by the Australian Financial Markets Association (or any other person which takes over the conduct of that survey) are asked to submit to the relevant conductor of the survey; or

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(ii)	(if the rate referred to in paragraph (i) is not available), the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Facility Agent at its request by the Reference Banks as the mid discount rate (expressed as a yield percent to maturity) observed by the relevant Reference Bank for marketable parcels of Australian dollar denominated bank accepted bills and negotiable certificates of deposit accepted or issued by Prime Banks, and which mature on the last day of the relevant period or in the same half month period under market conventions; or

(iii)	(if the rate referred to in paragraph (i) is not available and there is no observable market rate for marketable parcels of prime bank Australian dollar securities referred to in paragraph (ii) above), the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Facility Agent at its request by the Reference Banks as the rate at which the relevant Reference Bank could borrow funds in Australian dollars in the Australian interbank market and for the relevant period were it to do so by asking for and then accepting interbank offers for deposits in reasonable market sizes and for that period; and

(b)	0.05% per annum.

Reference Banks means Commonwealth Bank of Australia, National Australia Bank Limited, Australia and New Zealand Banking Group Limited and Westpac Banking Corporation or any other leading banks in the Australian bank bill market as may be appointed by the Facility Agent in consultation with the Borrower.

Refinancing Debt means new financial accommodation incurred by the Borrower upon a refinancing (in whole or in part) of any existing financial accommodation provided to the Borrower where (except in the case of a full refinancing of the Facilities) the principal amount of the financial accommodation to be incurred by the Borrower is no greater in aggregate than the level of financial accommodation provided to the Borrower immediately prior to the refinancing (excluding any fees, costs, expenses (including break fees and swap close-out costs, to the extent applicable) in connection with that refinancing) and which is incurred in accordance with Item 37 (Refinancing Debt).

Related Body Corporate has the meaning given in the Corporations Act.

Review Event means:

(a)	a Change of Control Review Event; or

(b)	a RHA Review Event.

RHA Prepayment Amount means:

(a)	(where the Rail Haulage Agreement is terminated) the amount (if any and not exceeding the RHA Termination Payment that is received upon termination) that, at the time the Rail Haulage Agreement is terminated is the higher of:

(i)	the amount which would be required to be applied by the Borrower in mandatory prepayment of the Term Loan Facilities in accordance with Item 22 (“Application of Mandatory

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Prepayments”) in order to ensure that, on a pro-forma basis following termination of the Rail Haulage Agreement, the DSCR and the Leverage Ratio are each at the same level as shown in the most recent Compliance Certificate delivered to the Facility Agent prior to the termination of the Rail Haulage Agreement; and

(ii)	the amount which would be required to be applied by the Borrower in mandatory prepayment of the Term Loan Facilities in accordance with Item 22 (“Application of Mandatory Prepayments”) in order to ensure that, on a pro-forma basis following termination of the Rail Haulage Agreement (and excluding any portion of the RHA Termination Payment not applied in mandatory prepayment), the Leverage Ratio is less than or equal to 2.50:1; or

(b)	(where Glencore Coal terminates the Services (in whole or part) in respect of NTK affected by GRail FM under clause 35.3 (“Partial termination for GRail FM”) of the Rail Haulage Agreement) the amount (if any and not exceeding the aggregate RHA Termination Payment received by GRail pursuant to the Rail Haulage Agreement at that time in connection with the termination of Services) which would be required to be applied by the Borrower in mandatory prepayment of the Term Loan Facilities in accordance with Item 22 (“Application of Mandatory Prepayments”) in order to ensure that, on the basis of the aggregate reduction at that time in TOP NTK (Annual) for each of the remaining Contract Years of the Term as a result of Glencore Coal terminating the Services from time to time, the Leverage Ratio (on a pro-forma basis and excluding any portion of the RHA Termination Payment not applied in mandatory prepayment) is as set out in the table below:

Aggregate reduction in TOP NTK (Annual) for each of the remaining Contract Years of the Term	Leverage Ratio
10-19%	Less than or equal to 3.85:1
20-29%	Less than or equal to 3.70:1
30-39%	Less than or equal to 3.55:1
40-49%	Less than or equal to 3.40:1
50-59%	Less than or equal to 3.25:1
60-69%	Less than or equal to 3.10:1
70-79%	Less than or equal to 2.95:1
80-89%	Less than or equal to 2.80:1
90-99%	Less than or equal to 2.65:1
100%	Less than or equal to 2.50:1

Defined terms used in this paragraph (b) not otherwise defined in this document have the meaning given in the Rail Haulage Agreement.

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RHA Review Event has the meaning given in Item 41 (Review Event).

RHA Termination Payment means a Termination Payment payable pursuant to (and calculated in accordance with) clause 35.4 (“Termination Payment”) of the Rail Haulage Agreement.

SA Ground Lease means:

(a)	the Memorandum of Lease between the Minister for Transport for the State of South Australia and GWA dated 3 August 2007; and

(b)	the Memorandum of Lease between the Minister for Transport and Infrastructure for the State of South Australia and GWA dated 24 November 2011.

Screen Rate means:

(a)	the Australian Bank Bill Swap Reference Rate (Bid) administered by the Australian Financial Markets Association (or any other person which takes over the administration of that rate) for the relevant period displayed on page BBSY of the Thomson Reuters Screen (or any replacement Thomson Reuters page which displays that rate). If such page or service ceases to be available, the Agent may specify another page or service displaying the relevant rate after consultation with the Borrower; or

(b)	if the rate described in sub-paragraph (a) above is not available, the sum of:

(i)	the Australian Bank Bill Swap Reference Rate administered by the Australian Financial Markets Association (or any other person which takes over the administration of that rate) for the relevant period displayed on page BBSW of the Thomson Reuters Screen (or any replacement Thomson Reuters page which displays that rate). If such page or service ceases to be available, the Agent may specify another page or service displaying the relevant rate after consultation with the Borrower; and

(ii)	0.05% per annum.

Secured Property means any property the subject of a Security Interest under a Security.

Secured Money means all debts and monetary liabilities which an Obligor (whether alone or with another person) is or at any time may become actually or contingently liable to pay to or for the account of a Beneficiary (whether alone or with another person) for any reason whatsoever under or in connection with a Finance Document and in any capacity irrespective of whether the debts or liabilities:

(a)	are present or future;

(b)	are actual, prospective, contingent or otherwise;

(c)	are at any time ascertained or unascertained;

(d)	are owed or incurred by or on account of any Obligor alone, or severally or jointly with any other person;

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(e)	are owed to or incurred for the account of the Lender alone, or severally or jointly with any other person;

(f)	are owed to any other person as agent (whether disclosed or not) for or on behalf of a Beneficiary;

(g)	are owed or incurred as principal, interest, fees, charges, Taxes, damages (whether for breach of contract or tort or incurred on any other ground), losses, costs or expenses, or on any other account;

(h)	are owed to or incurred for the account of a Beneficiary directly or as a result of:

(i)	the assignment or transfer to a Beneficiary of any debt or liability of any Obligor (whether by way of assignment, transfer or otherwise); or

(ii)	any other dealing with any such debt or liability;

(i)	are owed to or incurred for the account of a Beneficiary before the date of the Finance Documents or before the date of any assignment under the Finance Documents to a Beneficiary by any other person or otherwise; or

(j)	comprise any combination of the above.

It includes money by way of principal, interest, fees, costs, indemnities, charges, duties or expenses or payment of liquidated or unliquidated damages under or in connection with a Finance Document, or as a result of a breach of or default under or in connection with a Finance Document.

Where an Obligor would have been liable but for its liquidation, it will be taken still to be liable.

Security means:

(a)	the general security agreement granted by each Obligor dated on or about the date of the Security Trust Deed (other than G-Rail and GWA (North)) in favour of the Security Trustee over all of its assets and undertakings (other than Excluded Collateral but including any Designated Rolling Stock of the security providers);

(b)	following satisfaction of the conditions subsequent in Part D of Schedule 2 (Conditions Precedent and Conditions Subsequent) in relation to G-Rail, the general security agreement granted by G-Rail in favour of the Security Trustee over all of its assets and undertakings (other than Excluded Collateral but including any Designated Rolling Stock of G-Rail);

(c)	each general security agreement granted in favour of the Security Trustee over all of its assets and undertakings (other than Excluded Collateral but including any Designated Rolling Stock of that security provider), granted by any person which becomes an Obligor in accordance with clause 1.3(l) (Additional Obligor /Obligor Coverage Test) of schedule 4 (Undertakings);

(d)	the real property mortgage granted by GWA in favour of the Security Trustee in respect of its freehold interest in the Alice Springs Freight Terminal (Lot 10459 Town of Alice Springs); and

(e)	each other document the Security Trustee and the Borrower agree is a Security.

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Security Interest means:

(a)	a “security interest” under the PPSA or a mortgage, charge, pledge, lien or other security interest securing any obligation of any person;

(b)	any title retention arrangement;

(c)	any right, interest, agreement, notice or arrangement which has the effect of giving another person a preference, priority or advantage over creditors including any arrangement under which money or the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts or not repayable in certain circumstances;

(d)	any third party right or interest or any right arising as a consequence of the enforcement of a judgment; or

(e)	any other agreement, notice or arrangement having a similar effect, or any agreement or arrangement to create any of them or allow them to exist.

Senior Finance Debt means all debts and monetary liabilities of the Obligors that constitute Finance Debt under the Finance Documents (as defined in the Security Trust Deed) but excluding Subordinated Debt and any contingent exposures under all bank guarantees, letters of credit, performance bonds and like instruments on issue to third parties.

Share Sale Agreement means the share sale agreement between the Vendor (as seller) and the Borrower (as purchaser) in respect of the shares in G-Rail.

Stand Still Period has the meaning given in Item 42 (“Consequences of a Review Event”).

Subordinated Debt means financial accommodation (including shareholder and intercompany loans and unsecured third party financial accommodation) provided to an Obligor, payment of which is subordinated to the Secured Money on the terms of a Subordination Agreement and which must not mature prior to the final Maturity Date. In respect of any Subordinated Debt provided by an Obligor to another Obligor (and whose rights in relation to the Subordinated Debt are secured in favour of the Security Trustee), the provider of that Subordinated Debt will not be required to execute a Subordination Agreement.

Subordination Agreement means:

(a)	a Pro Forma Subordination Agreement; or

(b)	any other priority agreement for the subordination of the Subordinated Debt on terms acceptable to the Security Trustee.

Subsidiary of an entity means another entity which:

(a)	is a subsidiary of the first entity within the meaning of the Corporations Act; or

(b)	is part of the consolidated entity constituted by the first entity and the entities it is required to include in the consolidated financial statements it prepares, or would be if the first entity was required to prepare consolidated financial statements.

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A trust or partnership may be a subsidiary (and an entity may be a subsidiary of a trust or partnership) if it would have been a subsidiary under this definition if that trust or partnership were a corporation. For these purposes, a unit or other beneficial interest in a trust or a partnership interest (as applicable) is to be regarded as a share.

Tax Act means the Income Tax Assessment Act 1936 (Cth) or the Income Tax Assessment Act 1997 (Cth), as the context requires.

Tax Consolidated Group means a Consolidated Group or an MEC Group as defined in the Tax Act.

Tax Funding Arrangement means any tax funding arrangement to which each member of the Tax Consolidated Group is a party and which includes:

(a)	reasonably appropriate arrangements for the funding of tax payments having regard to the position of each member of the Tax Consolidated Group;

(b)	an undertaking from the Head Company to compensate each member of the Tax Consolidated Group adequately for loss of tax attributes (including tax losses and tax offsets) as a result of being a member of the Tax Consolidated Group; and

(c)	an undertaking from the Head Company to pay all group liabilities (as described in section 721-10 of the Tax Act) of the Tax Consolidated Group as agreed.

Tax Sharing Arrangement means any arrangement, agreement or deed that satisfies the requirements of section 721-25 of the Tax Act for being a valid tax sharing arrangement.

Taxes means taxes, levies, imposts, charges and duties (including stamp and transaction duties) imposed by any authority together with any related interest, penalties, fines and expenses in connection with them.

Term Loan Facility means:

(a)	Tranche A1; and

(b)	Tranche A2,

each as described in Item 11 (Facilities).

Total Commitment means, in respect of each Facility, the aggregate Commitments of all Lenders thereunder.

Tranche A1 Repayment Date means each 31 March, 30 June, 30 September and 31 December during the term of Tranche A1 commencing on 31 March 2017.

Transaction means the acquisition by the Borrower of the shares in G-Rail pursuant to the Share Sale Agreement.

Transaction Document means:

(a)	the Share Sale Agreement;

(b)	the Rail Haulage Agreement; and

(c)	each Finance Document.

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Tripartite Agreement means:

(a)	the Financier Consent Deed; and

(b)	any tripartite agreement which is entered into by a Finance Party with a New Mine Owner (as defined in the Rail Haulage Agreement) in connection with an assignment by Glencore Coal to a New Mine Owner in accordance with clause 27.3 (“Assignment to New Mine Owner”) of the Rail Haulage Agreement.

Utilisation means financial accommodation provided under a Facility.

Utilisation Date means the date on which financial accommodation is, or is to be provided under a Facility under this document.

U.S. Credit Agreement means the Second Amended and Restated Senior Secured Syndicated Facility Agreement dated 20 March 2015 (as amended).

U.S. GAAP means principles that are:

(a)	consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time and consistently applied with past financial statements of the GWA Group adopting the same principles; or

(b)	generally accepted accounting principles in GWI’s jurisdiction of incorporation.

Vendor means Glencore Coal.

Working Capital Facility means Tranche B, as described in Item 11 (Facilities).

Year 5 Mandatory Prepayment Amount means any amount required to be applied in prepayment of Tranche A2 pursuant to Item 32 (“Year 5 Mandatory Prepayment”).

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Schedule 2 Conditions Precedent and Conditions Subsequent

PART A - Certain Funds Conditions Precedent

Each of the following in form and substance satisfactory to all Lenders:

(a)	(structure diagram) Group structure charts showing (1) the details of the Obligors immediately after Financial Close and (2) the details of the Obligors upon satisfaction of the conditions subsequent in Part D of this Schedule 2 in relation to G-Rail.

(b)	(Due Diligence Reports and Reliance Letters) The following reports and reliance letters:

(i)	the report entitled “Project Monty – Genesee & Wyoming Australia Legal Due Diligence Report for Potential Financiers” dated 23 August 2016, prepared by Allens (with accompanying reliance letter);

(ii)	the report entitled “Economic and rail volume forecasts” dated 1 August 2016 and prepared by Deloitte Access Economics Pty Ltd (with accompanying reliance letter);

(iii)	the report entitled “Vendor Due Diligence Report” dated 25 July 2016 and prepared by AME Consulting Pty Ltd (with accompanying reliance letter);

(iv)	the report entitled “Coal Industry Report” dated 4 July 2016 and prepared by AME Consulting Pty Ltd;

(v)	the report entitled “Coal Industry Report – Stage 2” dated 1 September 2016 and prepared by AME Consulting Pty Ltd (with accompanying reliance letter);

(vi)	the report entitled “Project Monty – Asset Due Diligence” dated 10 August 2016 and prepared by SNC–Lavalin Rail & Transit Pty Limited (with accompanying reliance letter);

(vii)	the report entitled “Project Monty – G-Rail Operations Model Review” dated 10 October 2016 and prepared by SNC–Lavalin Rail & Transit Pty Limited;

(viii)	the report entitled “Project Monty Vendor Due Diligence Report” dated 23 September 2016 and prepared by Ernst & Young (with accompanying reliance letter);

(ix)	the report entitled “Project Monty Tax red flag report” dated 2 August 2016 and prepared by Ernst & Young (with accompanying reliance letter);

(x)	the report entitled “Project Monty Limited Scope Tax Review – G-Rail and Pro Forma model tax assumptions” dated 12 October 2016 and prepared by Ernst & Young (with accompanying reliance letter);

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(xi)	the report entitled “Project Monty Insurance Due Diligence Report” dated 10 October 2016 and prepared by Marsh Pty Ltd (with accompanying reliance letter);

(xii)	the report entitled “Third Party Access Arrangements to GWA Rail Infrastructure” dated August 2016 and prepared by Lacertus Verum Pty Ltd; and

(xiii)	the document entitled “Review of Financial Model” by dated 11 October 2016 and prepared by Ernst & Young (with accompanying reliance letter).

(c)	(Rail Haulage Agreement) Agreed form of the Rail Haulage Agreement.

(d)	(Financier Consent Deed) Agreed form of the Financier Consent Deed.

(e)	(Mandate, Commitment and Fee Letter) A copy of the Mandate, Commitment and Fee Letter (including all annexures thereto) executed by each party thereto.

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PART B - Conditions precedent to first Utilisation

Each of the following in form and substance satisfactory to the Facility Agent (acting on the instructions of all Lenders):

(a)	(Verification Certificate) A duly executed verification certificate (in the form to be set out in a schedule to the Syndicated Facility Agreement) from each Obligor dated not earlier than 5 days before Financial Close provided to the Facility Agent together with each relevant annexure thereto.

(b)	(Equity) Evidence that on or before Financial Close, the ratio of (i) Finance Debt under the Term Loan Facilities (assuming the Term Loan Facilities are fully drawn) to (ii) payments for the subscription for shares and/or units in the relevant Obligors and/or Subordinated Debt does not exceed 45:55.

(c)	(Authorisations) A copy of each Major Authorisation and each other material Authorisation required by the Obligors in connection with the entry into and performance of the transactions contemplated by any Transaction Document or for the validity and enforceability of any Transaction Document, and evidence that each is in full force and effect.

(d)	(Completion of Transaction) Evidence that:

(i)	the Transaction will, simultaneously with Financial Close, be completed in accordance with the Share Sale Agreement; and

(ii)	there has been:

(A)	no waiver of any condition precedent or condition subsequent (where such waiver of condition subsequent has or would reasonably likely to have an adverse effect on the interests of the Lenders) set out in;

(B)	no waiver or material amendment of any completion step set out in; or

(C)	no material amendment of,

the Share Sale Agreement without the Facility Agent’s approval (not to be unreasonably withheld or delayed, acting on the instructions of all Lenders) and all conditions precedent not waived have been or will be satisfied on Financial Close.

(e)	(Finance Documents) Duly executed counterparts of each of the Finance Documents which:

(i)	have been duly stamped or, if the Facility Agent (acting on the instructions of the Lenders) permits, sufficient same day funds to meet all liabilities of Taxes on or in respect of them or evidence that they are not liable to stamp duty; and

(ii)	are in registrable form, together with all fully executed documents and other things necessary to effect registration of them in all relevant jurisdictions.

(f)	(Executed documents) Copies of duly executed Share Sale Agreement and each Material Contract.

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(g)	(Security) Evidence that each Security which is to be granted at Financial Close or immediately after has been registered on the PPSR.

(h)	(Title Documents) All documents and evidence of title to the Secured Property including:

(i)	share certificates for the Obligors and a certified copy of the share registers for each Obligor; and

(ii)	executed transfer forms in blank in respect of the shares and units the subject of the Security,

and evidence that the relevant constituent documents do not restrict transfers of shares on enforcement.

(i)	(Legal opinions) opinions addressed to the Beneficiaries from time to time from the legal advisers to:

(i)	the Beneficiaries in relation to the Finance Documents; and

(ii)	the Borrower in relation to the Borrower’s entry into the Share Sale Agreement and the Rail Haulage Agreement.

(j)	(Fees) Evidence that the Borrower has paid (or will cause to be paid) all fees, costs and expenses due and payable to the Beneficiaries (and its advisers and consultants) on or before the first Utilisation Date.

(k)	(Financial Model) Delivery of the audited Financial Model.

(l)	(Searches) Results of searches of the Obligors and G-Rail at ASIC and on the PPSR.

(m)	(Funds Flow Statement) Delivery of the funds flow statement.

(n)	(Insurance) Evidence that all insurances required in accordance with clause 1.3(d) (insurance) of Schedule 4 (Undertakings) are in full force and effect, including customary loss payee/interested party/additional insured notations in favour of the Security Trustee on such policies.

(o)	(Permitted Financial Indebtedness and Permitted Security Interest) Evidence that after Financial Close, the only Finance Debt will be Permitted Financial Indebtedness and the only Security Interest will be a Permitted Security Interest.

(p)	(Regulatory approval) If required, all regulatory, competition and FIRB approvals have been obtained in relation to the Transaction.

(q)	(KYC) Any “Know Your Customer” information in respect of the Obligors to the extent necessary to comply or manage compliance with anti-money laundering and counter-terrorism legislation, economic and trade sanctions risk, or any Lender’s internal policies (being a policy which is not specifically targeted at the Obligors) in relation to “Know Your Customer” or any laws or regulations in Australia or other jurisdictions applying to a transaction under the Finance Documents.

(r)	(Updated due diligence) Delivery of updates (if any) to the due diligence reports provided under paragraph (b) of Part A (Certain Funds Conditions Precedent) to this schedule.

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PART C - Conditions Precedent to all Utilisations

No Lender is required to provide its share of the relevant Utilisation unless:

(a)	the representations and warranties are true in all material respects as at the drawdown date;

(b)	no Default or Review Event is subsisting at the drawdown date;

(c)	the Facility Agent has received a duly completed drawdown notice in respect of the drawing;

(d)	the drawing will not cause any Commitment to be exceeded; and

(e)	the drawdown date is a date within the applicable Availability Period.

Other standard conditions precedent for utilisations by way of the issue or renewal of letters of credit or bank guarantees under Tranche B will be included in the Syndicated Facility Agreement.

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PART D - Conditions Subsequent

In relation to G-Rail within 30 Business Days of Financial Close:

•	Completion of whitewash;

•	Accession by G-Rail to the Syndicated Facility Agreement and the Security Trust Deed as an Obligor;

•	execution by G-Rail of a general security agreement in favour of the Security Trustee (substantially in the form of the general security agreement entered into by the Initial Obligors on or about the date of the Syndicated Facility Agreement);

•	a verification certificate signed on behalf of G-Rail (and relevant annexes thereto); and

•	a legal opinion provided by King & Wood Mallesons in relation to G-Rail’s entry into the general security agreement and accession to the Syndicated Facility Agreement and Security Trust Deed.

In relation to the Australian Obligations under (and as defined in) the U.S. Credit Agreement, by no later than the third Business Day after Financial Close, a duly executed release document discharging and releasing in full all Obligors who are party to the U.S. Credit Agreement and all Security Interests granted by those Obligators pursuant to the U.S. Credit Agreement.

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Schedule 3 Representations and Warranties

1.1	Representations and Warranties

Each Obligor represents and warrants (except in relation to matters disclosed to the Facility Agent and accepted by the Facility Agent in writing) that:

(a)	(status) it has been incorporated or formed in accordance with the laws of its place of incorporation or formation, is validly existing under those laws and has power and authority to own its assets and carry on its business as it is now being conducted;

(b)	(power) it has power to enter into the Transaction Documents to which it is a party, to comply with its obligations under them and exercise its rights under them;

(c)	(no contravention) the entry by it into, its compliance with its obligations and the exercise of its rights under, the Transaction Documents to which it is a party do not and will not conflict with:

(i)	its constituent documents or cause a limitation on its powers or the powers of its directors to be exceeded;

(ii)	any law binding on or applicable to it or its assets; or

(iii)	any document or agreement binding on or applicable to it or its assets or constitute a review event, event of default, termination, cash cover requirement, prepayment or similar event (each however described) under any such document or agreement where this has had or is likely to have a Material Adverse Effect;

(d)	(authorisations) it has in full force and effect:

(i)	each Major Authorisation;

(ii)	each Authorisation necessary for it to enter into the Transaction Documents to which it is a party, to comply with its obligations and exercise its rights under them, and to allow them to be enforced; and

(iii)	each other Authorisation necessary for it to carry on any business it conducts to the extent that failure to obtain, comply with or maintain that Authorisation would be likely to have, a Material Adverse Effect;

(e)	(validity of obligations and ranking)

(i)	its obligations under each Transaction Document to which it is a party are valid and binding and are enforceable against it in accordance with its terms subject to any stamping and registration requirements, applicable equitable principles and laws generally affecting creditors’ rights;

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(ii)	each Security creates the security interests which that Security purports to create and those security interests are valid and effective subject to any stamping and registration requirements, applicable equitable principles and laws generally affecting creditors’ rights;

(iii)	subject to any stamping and registration requirements, applicable equitable principles and laws generally affecting creditors’ rights, each Security Interest created or expressed to be created under the Security has the priority expressed in the relevant Security and is not subject to any prior ranking or pari passu ranking Security which is not a Permitted Security Interest;

(iv)	it benefits by entering into the Transaction Documents to which it is a party;

(v)	the Secured Property is not subject to any other Security Interest, other than any Permitted Security Interest;

(vi)	its payment obligations under the Finance Documents rank at least equally with the claims of all its other unsecured and unsubordinated creditors (other than obligations mandatorily preferred by law applying to debtors generally); and

(vii)	each Material Contract is in full force and effect;

(f)	(real property) no Obligor has any interest in real property other than leasehold rights under each SA Ground Lease, leasehold rights in respect of the AustralAsia rail corridor between Tarcoola and Darwin described in the AustralAsia Railway Project Concession Deed and, in the case of GWA, its freehold interest in the Alice Springs Freight Terminal (Lot 10459 Town of Alice Springs);

(g)	(no Event of Default or default)

(i)	no Event of Default is continuing or would result from the Utilisation being provided;

(ii)	to the best of its knowledge and belief, no Potential Event of Default which has not been notified by the Borrower to the Facility Agent is continuing; and

(iii)	it is not in breach of a law or document or agreement binding on or applicable to any of them or their assets and no review event, event of default, termination, cash cover requirement, prepayment or similar event (each however described) exists under any such document or agreement, which has had, or is likely to have, a Material Adverse Effect;

(h)	(No breach of law) it has complied in all respects with all laws binding on or applicable to it or its assets where a failure to comply is likely to have a Material Adverse Effect;

(i)	(Related party transactions) no Obligor has contravened or will contravene Chapter 2E (related parties) or Part 2J.3 (financial assistance) of the Corporations Act (or any equivalent legislation in any other jurisdiction) by entering into any Transaction Document or participating in any transaction in connection with a Transaction Document;

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(j)	(Accounts)

(i)	the most recent audited financial statements given to the Facility Agent under clause 1.2(a)(i) (“annual financial statements”) of Schedule 4 (“Undertakings”) comply with all Accounting Principles (except to the extent disclosed in them) and with all applicable law; and

(ii)	the most recent audited financial statements and quarterly management accounts delivered under clauses 1.2(a)(i) (“annual financial statements”) and 1.2(a)(ii) (“quarterly management accounts”) of Schedule 4 (“Undertakings”), respectively, give a true and fair view (if audited) or fairly present (if unaudited) (as applicable) the matters with which they deal as at the date they were prepared;

(k)	(ownership of assets) it is the sole beneficial owner, licensee or lessee of (other than if it acts in the capacity of a trustee), or it is entitled to use, all material assets necessary for the conduct of its business;

(l)	(solvency) it is not Insolvent;

(m)	(litigation) there is no current, pending or (to the best of its knowledge) threatened proceeding, investigation or claim affecting it or any of its assets before a court, authority, commission or arbitrator in which a decision against it is likely and which (either alone or together with other decisions) would be likely to have a Material Adverse Effect;

(n)	(Conduct of business) in the case of each Obligor:

(i)	it has not carried on any business or activities other than as contemplated by the Transaction Documents to which it is a party except to the extent expressly permitted by the terms of the Transaction Documents; and

(ii)	it has not incurred any liabilities (actual or contingent), obligations or commitments save those arising under or in connection with the ordinary course of its business or administrative, incidental or ancillary liabilities as are necessary to maintain its corporate existence;

(o)	(Accuracy of information) to the best of its knowledge and belief after having made due enquiry:

(i)	all written factual information disclosed to any Finance Party in connection with the Finance Documents is true, accurate and correct in all material respects and not incorrect or misleading (whether by omission or otherwise) in any material respect as at the date it was provided or as at the date (if any) at which it was stated and it has not omitted to disclose any material facts known to it in connection with the Finance Documents;

(ii)	all financial projections provided in writing (including the Financial Model) were, as at the date provided, prepared in good faith, on the basis of the most recently available information and on the basis of assumptions believed by it to be reasonable (it being understood that such projections are subject to significant uncertainties and contingencies, many of which are beyond the control of the Obligors and that no assurance can be given that the projections will be realised); and

(iii)	all copies of documents (including the latest audited financial statements) given by it or on its own behalf to the Facility Agent are true and complete copies as at the date they were given, unless expressly specified otherwise as at the time provided to the Facility Agent. Where such documents were entered into before Completion under the Share Sale Agreement and were received from the Vendor prior to Financial Close (and to which no Obligor is a party), it is not aware of any reason to doubt that such information is true in all material respects and not incorrect or misleading in any material respect as at the date it was given to the Facility Agent;

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(p)	(not a trustee and no immunity):

(i)	unless stated in this term sheet, it does not enter into any Finance Document or hold any asset as trustee; and

(ii)	neither it nor its assets has immunity from the jurisdiction of a court or from legal process;

(q)	(Tax) on and from Financial Close, it has:

(i)	promptly filed, or caused to be filed, all tax returns, business activity statements and other tax filings which are required to be filed under applicable Tax law;

(ii)	no claims asserted against it with respect to Taxes (other Contested Tax); and

(iii)	paid all Taxes and registration fees payable by it (other than Contested Tax);

(r)	(Tax consolidation): if it is a member of a Tax Consolidated Group, it is a member of a Tax Consolidated Group for which the Head Company is G&W Australia Holdings LP and each member of that Tax Consolidated Group is party to a valid Tax Sharing Arrangement and Tax Funding Arrangement;

(s)	(Share and unit capital): subject to sub-paragraphs (iii) and (iv):

(i)	the equity capital of each Obligor is fully represented by the shares or units, as applicable, issued in respect of it and constituting part of the Secured Property;

(ii)	there is no agreement, arrangement or understanding under which further shares, units or other Marketable Securities, as applicable, with rights of conversion to shares or units in an Obligor may be issued to any person other than a person who has, or will, contemporaneously with the issue of such shares or units, as applicable, provide a Security Interest over such shares to the Security Trustee;

(iii)	in the case of the Borrower, it is the majority owner (directly or indirectly) of the issued shares in the Freightliner Entities, those shares being owned in the proportions set out in the most recent Group Structure Diagram. Any further shares, units or other Marketable Securities issued to a Minority Investor in a Freightliner Entity will not form part of the Security in favour of the Security Trustee; and

(iv)	in the case of an Obligor which directly owns shares, units or other Marketable Securities in a Dormant Entity, those shares, units or other Marketable Securities do not constitute part of the Security;

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(t)	(Group Structure Diagram)

(i)	assuming completion of the Transaction and registration of the transfer of shares in G-Rail has occurred, the Group Structure Diagrams delivered to the Facility Agent pursuant to Part A (Certain Funds Conditions Precedent) of Schedule 2 (Conditions Precedent and Conditions Subsequent) are true and correct in all material respects and do not omit any material information or details; and

(ii)	after completion of the Transaction and registration of the transfer of shares in G-Rail, the most recent Group Structure Diagram delivered to the Facility Agent is true, complete and accurate in all material respects and does not omit any material information;

(u)	(no reliance)

(i)	it has entered into the Finance Documents to which it is a party without relying on any Finance Party or Affiliate of any Finance Party (in whatever capacity) or their advisers or on any representation, warranty, statement, undertaking or conduct of any kind made by any of them or on their behalf except as expressly set out in the Finance Documents; and

(ii)	it has obtained its own tax and legal advice on the Finance Documents and the transactions in connection with them; and

(v)	(No knowing failure to disclose) it has not withheld from any Finance Party any information known to it (having made all reasonable enquiries) and reasonably believed by it to be material to the decision of that Finance Party to enter into the Finance Documents to which that Finance Party is a party.

1.2	Marketable Securities representations and warranties

Each Obligor makes the following representations and warranties with respect to any Marketable Securities secured by it under the Security:

(a)	(Shares fully paid) The Marketable Securities are fully paid.

(b)	(No further Shares) It has disclosed to the Security Trustee the details of all Marketable Securities held by it.

(c)	(Transfer) It has provided the Security Trustee with all documents and information necessary for the Security Trustee to complete a valid and fully effective transfer of the Marketable Securities.

1.3	Repetition of representations and warranties

The representations and warranties in paragraph 1.1 are taken to be made on the date of this document and (other than the representation and warranty at paragraphs 1.1 (m) (Conduct of business), 1.1(s)(i) (Group Structure Diagram) and 1.1(t) (No reliance)) also made (by reference to the then current circumstances) on:

(a)	the date of each utilisation notice and each Utilisation Date; and

(b)	each Interest Payment Date.

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1.4	Reliance

Each Obligor acknowledges that each Finance Party has entered into the Finance Documents in reliance on the representations and warranties in this Schedule 3.

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Schedule 4 Undertakings

1.1	Introduction

Each Obligor agrees to comply with the undertakings set out in this clause unless the Facility Agent consents to the non-compliance.

1.2	Reporting Requirements

(a)	(Accounts) The Obligors agree to give the Facility Agent the following (in sufficient copies for each Lenders):

(i)	(annual financial statements) its audited consolidated annual financial statements for each Financial Year, within 120 days after the end of that Financial Year;

(ii)	(quarterly management accounts) its unaudited quarterly management accounts (containing profit and loss, cash flow and balance sheet statements for that quarter), at the time each Compliance Certificate is provided under sub-paragraph (iii) below;

(iii)	(Compliance Certificate) a Compliance Certificate, by no later than 45 days after each Calculation Date;

(iv)	(Auditor confirmation) written confirmation by its auditor in relation to the Financial Covenants as shown in the Compliance Certificate delivered in respect of a Calculation Date falling on 31 December in each year, at the same time as the financial statements referred to in sub-paragraph (i) above are delivered;

(v)	(Annual budget) its annual budget for the forthcoming Financial Year, within 30 days after the approval of that budget by the Obligor’s Board of Directors; and

(vi)	(Operational reports) an annual operational report, at the same time as the financial statements referred to in sub-paragraph (i) above are delivered.

(b)	(Corporate Reporting and information) The Borrower shall promptly provide the following to the Facility Agent:

(i)	(change of Authorised Officers) promptly, notice of any change in Authorised Officer of an Obligor signed by two directors or a director and a secretary of the Obligor and accompanied by a specimen signature of the new Authorised Officer;

(ii)	(litigation) full details of any current, pending or to its knowledge threatened proceeding, investigation or claim affecting an Obligor or any of their assets before a court, authority, commission or arbitrator that includes a claim against an Obligor which is reasonably likely to be adversely determined and if adversely determined would require payments by that Obligor in excess of A$10 million;

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(iii)	(Asset disposal) notice of any sale or disposal of an Obligor’s assets where the proceeds of sale are in excess of A$10 million in any Financial Year;

(iv)	(Environmental Liability) notice of any event or circumstance existing or arising the result of which is that any Obligor will incur an environmental liability which does, or is likely to, impose a cost or liability in excess of A$10 million in aggregate;

(v)	(Native title or heritage claim) notice of any native title, heritage claim or other adverse title claim against the Secured Property or against the assets and undertaking of an Obligor;

(vi)	(Default or Review Event) promptly upon becoming aware, notice of any Default or Review Event and any step taken or proposed to remedy the event (unless the Obligor is aware that notification has already been given by another Obligor);

(vii)	(KYC) any document or other information that the Facility Agent requests (either for itself or another Finance Party) to enable the Facility Agent or another Finance Party (or prospective Finance Party) to do any know your customer checks;

(viii)	(Group Structure Diagram) an updated Group Structure Diagram to the extent that the version given to the Facility Agent at Financial Close or otherwise previously given to the Facility Agent is no longer correct;

(ix)	(Notices under Material Contracts) any material notice by a party to a Material Contract to another party including any notice concerning any amendment, breach or potential breach or any material waiver, consent or approval under such Material Contract;

(x)	(Amendments to Material Contracts) a copy of any amendment to a Material Contract;

(xi)	(PPSA) a copy of any material notices or correspondence of any kind delivered or received by it in relation to the Security to or from the Registrar (as defined in the PPSA) or from another secured party in respect of the Secured Property;

(xii)	(Disputes) notice of any material dispute between it and a Government Agency;

(xiii)	(Material Adverse Effect) notice of an event or circumstance which is reasonably likely to have a Material Adverse Effect;

(xiv)	(Breach of law) notice of any material breach of law or an Authorisation that is material to the operation of the Core Business;

(xv)	(Insurance) notice of any cancellation, change (to coverage or otherwise) or reduction in an insurance policy maintained by an Obligor or any such insurance policy becoming void or voidable or any claim under such insurance policy in excess of A$10 million;

(xvi)	(Permitted Acquisition) notice of any Permitted Acquisition proposed to be undertaken in accordance with the Syndicated Facility Agreement; and

(xvii)	(other relevant information) any other information concerning the financial position or business operations of the Obligors as requested by the Facility Agent, acting reasonably.

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1.3	General undertakings

Each Obligor agrees:

(a)	(authorisations) to obtain, comply with and maintain:

(i)	each Major Authorisation; and

(ii)	each Authorisation necessary for it to enter into the Transaction Documents to which it is a party, to comply with its obligations and exercise its rights under them and to allow them to be enforced; and

(b)	(comply with laws) to comply with all laws binding on, or applicable to, it or its assets where failure to comply is likely to have a Material Adverse Effect (and it agrees to ensure that each person who uses or occupies its property does the same); and

(c)	(conduct of Core Business and assets)

(i)	to carry on its Core Business in a proper and efficient manner and not to cease, or significantly change the general nature of, its Core Business; and

(ii)	to maintain its assets in good working order and condition (ordinary wear and tear excepted) and correct any defect to the extent that failure to do so would be likely to have a Material Adverse Effect; and

(d)	(insurance)

(i)	to obtain, comply with and maintain insurances with a reputable and independent insurer authorised to carry on business in Australia by the Australian Prudential Regulation Authority or in the United Kingdom by the UK Financial Services Authority in the manner and to the extent which is in accordance with prudent business practice having regard to the nature of the business and assets of the Obligors (including all insurance required by applicable law);

(ii)	to ensure that any insurances are on terms customary for the relevant type of insurance (or on terms more favourable) and in the names of the Obligor and (if it is customary practice to name mortgagees as insureds, in the name of the Security Trustee) for their respective rights and interests;

(iii)	to notify the Facility Agent if anything happens which gives rise, or may give rise, to an insurance claim of A$10 million or more or if an insurance claim of A$10 million or more is refused either in whole or in part; and

(iv)	to use the proceeds from any insurance claim in respect of loss or theft of, or damage to, assets to reinstate, or carry out work on, the affected assets; and

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(e)	(taxes)

(i)	to pay all rates and Taxes due and payable by it, except those which it is contesting in good faith;

(ii)	to pay all rates and Taxes contested in good faith which remain due and payable by it after final determination or settlement of the contest; and

(iii)	it will:

(A)	enforce all of its material rights under any Tax Sharing Arrangement and Tax Funding Arrangement to which it is a party in a manner consistent to that which a reasonable prudent person in its position would act as if the other parties to such arrangement were independent persons with whom the Obligor had dealt with at arm’s length;

(B)	take all action available to it to ensure that any Tax Sharing Arrangement and Tax Funding Arrangement to which it is a party remains in full force and effect in all material respects; and

(C)	ensure that it is entitled to make payments in accordance with any Tax Sharing Arrangement and Tax Funding Arrangement to which it is a party; and

(f)	(environment)

(i)	it shall maintain procedures which are adequate to monitor:

(A)	its compliance with any obligations imposed on it under a Material Contract in relation to the Environment;

(B)	its compliance with Environmental Law; and

(C)	circumstances which may give rise to a claim, or to a requirement, of substantial expenditure by it in relation to Environmental Law or the cessation of, or material alteration to, its Core Business; and

(ii)	where there is any non-compliance with Environmental Law in any material respect, or circumstances under paragraph (i)(C) arise, it will use its best endeavours to promptly remedy them to the extent reasonably requested by the Facility Agent; and

(g)	(Material Contracts)

(i)	to comply in all material respects with each Material Contract to which it is a party where failure to do so would have a Material Adverse Effect and shall not take or fail to take any action which would result in the termination of such Material Contract where such termination would have a Material Adverse Effect;

(ii)	to do all things reasonably necessary to enforce all of its rights, powers, and remedies under each Material Contract prudently and, while an Event of Default subsists, in accordance with the reasonable directions (if any) of the Facility Agent (except where to so comply would put it in breach of any law or any direction or order issued under an Authorisation);

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(iii)	not to amend any Material Contract or grant any waiver or consent in respect of a Material Contract, in each case where the amendment, waiver or consent would be materially adverse to the interests of the Lenders, without the prior consent of the Facility Agent;

(iv)	in the case of G-Rail, that if its consent is required under clause 27 (“Dealing with Mines and TOP NTK”) or 37 (“Assignment”) of the Rail Haulage Agreement to permit Glencore Coal or the Guarantor (as defined therein) to assign, transfer, charge or take other actions specified in those clauses, G-Rail will not provide its consent without first obtaining the approval of the Facility Agent (such approval not to be unreasonably withheld or delayed); and

(v)	not to assign any of its rights or transfer any of its rights and obligations under the Rail Haulage Agreement without the prior consent of the Facility Agent except:

(A)	pursuant to the Security; or

(B)	to another Obligor, provided that the other Obligor becomes a party to the Financier Consent Deed; and

(h)	(Hedging)

(i)	to ensure that the Borrower, within 10 Business Days after Financial Close, enters into and maintains Hedge Agreements so that:

(A)	until the 3rd anniversary of Financial Close, at least 75% (and a maximum of 100%) of the aggregate Finance Debt under the Term Loan Facilities is hedged against interest rate risk; and

(B)	after the 3rd anniversary of Financial Close, at least 50% (and a maximum of 100%) of the aggregate Finance Debt under the Term Loan Facilities is hedged against interest rate risk until at least the date falling 3 months prior to the Maturity Date for the Term Loan Facilities; and

(ii)	no Obligor will enter into any derivative transaction for purely speculative purposes without the prior consent of the Facility Agent.

The Borrower will initially enter into Hedge Agreement with relevant Original Lenders (or their Affiliates) in accordance with the Hedging Protocol and, in the case of any subsequent transfer by a Hedge Counterparty, the new Hedge Counterparty must meet the GWI Minimum Hedge Requirements; and

(i)	(Corporate Existence) It will do everything necessary to maintain its corporate existence. It will not transfer its jurisdiction of incorporation or enter any merger or consolidation (except for the purposes of solvent reconstruction on terms approved by the Facility Agent); and

(j)	(Proper Accounts) It will keep a complete and up to date register of assets and proper books of account that give a true and fair view of its financial position and the results of operations; and

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(k)	(Approved Auditor) It will ensure that its auditor is one of Deloitte, PricewaterhouseCoopers, Ernst & Young or KPMG or such other major international accounting firm approved by the Facility Agent (such approval not to be unreasonably withheld or delayed); and

(l)	(Additional Obligor / Obligor Coverage Test) Hold Co will ensure that:

(i)	at all times the consolidated assets of the Obligors equals or exceeds 90% of the value of the total consolidated assets of the Hold Co Group; and

(ii)	the consolidated EBITDA of the Obligors for each Financial Year equals or exceeds 90% of the value of the consolidated EBITDA of the Hold Co Group (calculated on the same basis as EBITDA) for that Financial Year; and

(iii)	any entity which is a member of the Hold Co Group shall, if required in order to comply with paragraphs (i) and (ii) above:

(A)	become an Obligor by acceding to the Syndicated Facility Agreement and become a guarantor and security provider by acceding to the Security Trust Deed;

(B)	execute a general security agreement in favour of the Security Trustee (substantially in the form as the general security agreement entered into by the Initial Obligors on or about the date of the Syndicated Facility Agreement);

(C)	provide a verification certificate signed on behalf of that entity (and relevant annexes thereto); and

(D)	provide a legal opinion from King & Wood Mallesons (or other reputable firm acceptable to the Security Trustee) in relation to that entity’s entry into the general security agreement and accession to the Syndicated Facility Agreement and Security Trust Deed,

in each case, within 20 Business Days of Hold Co becoming aware that sub-paragraphs (i) and (ii) above have ceased to be complied with; and

(m)	(Dormant Entities) It will ensure that at all times until each such entity is wound-up, that:

(i)	each Dormant Entity remains dormant and does not carry on any business activities;

(ii)	no assets are transferred by an Obligor to a Dormant Entity and no liabilities are assumed by a Dormant Entity; and

(iii)	at such time as each Dormant Entity is wound up, the Borrower provides a notice to the Facility Agent to this effect.

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Schedule 4

1.4	Undertakings relating to Security

(a)	(Change of Obligor details) To notify the Facility Agent at least 14 days before:

(i)	the Obligor changes its name as recorded in a public register in its jurisdiction of incorporation or in its constituent documents; and

(ii)	any ACN or ARBN allocated to the Obligor changes, is cancelled or otherwise ceases to apply to it (or if it does not have any such applicable number, one is allocated, or otherwise starts to apply, to it); and

(iii)	the Obligor becomes trustee of a trust, or a partner in a partnership, not stated in the general terms; and

(b)	(Pari passu ranking) To ensure that its obligations under each Finance Document to which it is a party rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally; and

(c)	(PPSA further assurance) If the Facility Agent or Security Trustee determines (acting reasonably) that a Finance Document (or a transaction in connection with it) is or contains a security interest for the purposes of the PPS Law, to do anything (such as obtaining consents, signing and producing documents, getting documents completed and signed and supplying information) which the Facility Agent or Security Trustee (acting reasonably) asks and considers necessary for the purposes of:

(i)	ensuring that the relevant security interest is enforceable, perfected (including, where possible, by control in addition to registration) and otherwise effective;

(ii)	enabling the Beneficiaries to apply for any registration, or give any notification, in connection with that security interest so that the security interest has the priority described in the relevant Finance Document; or

(iii)	enabling the Beneficiaries to exercise rights in connection with that security interest; and

(d)	(Preservation and protection of Secured Property) It shall promptly do everything necessary or reasonably required by the Facility Agent or the Security Trustee:

(i)	to preserve the Secured Property; and

(ii)	to protect and enforce its title and the title of the Security Trustee and the Beneficiaries as secured party to the Secured Property.

1.5	Negative Undertakings

(a)	(Disposal of assets) It shall not sell or otherwise dispose of, part with possession of, or create an interest in, any of the Secured Property or agree or attempt to do so (whether in one or more related or unrelated transactions) except for Permitted Disposals (and the Security Trustee will provide a release from the Security of each asset permitted to be disposed of under than definition).

(b)	(Negative pledge) It shall not create or allow to exist a Security Interest over its assets other than a Permitted Security Interest.

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Schedule 4

(c)	(Guarantees) It shall not provide any guarantee in favour of any person other than a Permitted Guarantee.

(d)	(Distributions) It shall not make a Distribution other than a Permitted Distribution.

(e)	(Security deposit) It shall not deposit or lend money on terms that it will not be repaid until its or another person’s obligations or indebtedness are performed or discharged other than in accordance with the Finance Documents or a shareholder loan to an Obligor.

(f)	(Title retention) It shall not enter into an agreement with respect to the acquisition of assets on title retention terms other than in the ordinary course of business.

(g)	(Leasing) It will not enter into any operating lease, Finance Lease or hire purchase arrangement, other than in the ordinary course of business or as permitted or contemplated under the Transaction Documents or the Material Contracts.

(h)	(Finance Debt) It shall not incur or permit to subsist any Finance Debt other than Permitted Financial Indebtedness.

(i)	(Financial accommodation) It shall not make available Financial Accommodation to or for the benefit of any person, other than Permitted Financial Accommodation.

(j)	(Acquisitions) It will not acquire any assets, shares or ownership interests other than a Permitted Acquisition.

(k)	(Joint Ventures) It shall not enter into any Joint Venture or make any investment (including by providing Financial Accommodation) in a Joint Venture other than a Permitted Joint Venture.

(l)	(Constitution) It shall not amend its constitution, or permit it to be amended, in any way which would be likely to be adverse to the interests of the Finance Parties.

1.6	Undertakings are continuing obligations

Each undertaking in a Finance Document continues for so long as there is any Secured Money.

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Debt Term Sheet

Schedule 5 Events of Default

1.1	Events of Default

Each of the following is an Event of Default:

(a)	(non-payment) an Obligor does not pay when due (or within 3 Business Days after the due date if that failure to pay is caused by administrative or technical error beyond the control of the Obligor) any amount payable by it under any Finance Document in the manner required under it; or

(b)	(Financial Covenants) subject to Item 35 (“Equity Cure”), a breach of a Financial Covenant under Item 30 (“Financial Covenants”); or

(c)	(non-compliance with obligations) an Obligor does not comply with any obligation under any Finance Document and:

(i)	if the non-compliance can be remedied, does not remedy the non-compliance within 15 Business Days of the earlier of the Facility Agent notifying the Borrower or the Obligor becoming aware of the non-compliance; or

(ii)	if the non-compliance cannot be remedied, does not overcome the effects of the non-compliance (to the satisfaction of the Facility Agent (acting on the instructions of the Majority Lenders)) within 15 Business of the earlier of the Facility Agent notifying the Borrower or the Obligor becoming aware of the non-compliance; or

(d)	(misrepresentation) a representation, warranty or statement made, or taken to be made, by or on behalf of an Obligor in a Finance Document is incorrect or misleading in any material respect when made or taken to be made and, if the circumstances giving rise to the misrepresentation can be remedied or overcome, the Obligor does not remedy or overcome (to the satisfaction of the Facility Agent (acting on the instructions of the Majority Lenders)) them within 15 Business Days of the earlier of the Facility Agent notifying the Borrower or the Obligor becoming aware of the non-compliance; or

(e)	(cross default) any of the following occurs under the terms of any Finance Debt of an Obligor for amounts totalling more than A$10 million (or its equivalent):

(i)	it is not satisfied when due (or by the end of any applicable grace period); or

(ii)	it is declared, or otherwise becomes or is capable of becoming, due before its stated maturity or expiry as a result of an event of default or other similar event (however described); or

(f)	(insolvency and enforcement)

(i)	an Obligor becomes Insolvent;

(ii)	an Obligor stops payment, ceases to carry on its business or a material part of it, or threatens to do either of those things, other

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than to carry out a reconstruction or amalgamation while solvent on terms approved by the Facility Agent (acting on the instructions of the Majority Lenders); or

(iii)	distress is levied or a judgment, order or Security Interest is enforced, or becomes enforceable, against any asset of an Obligor for amounts totalling more than A$10 million (or its equivalent); or

(g)	(Rail Haulage Agreement) Glencore Coal gives a Termination Notice to the Security Trustee under clause 6.4 (“Enforcing Party right to remedy”) of the Financier Consent Deed following the occurrence of a Termination Event. For the purposes of this paragraph (g), Termination Notice and Termination Event each have the meaning given in the Financier Consent Deed; or

(h)	(voidable, repudiation or unlawful)

(i)	a Finance Document or any transaction in connection with it is or becomes (or is claimed to be by anyone other than a Finance Party) wholly or partly void, voidable or unenforceable;

(ii)	an Obligor rescinds or repudiates a Finance Document (or an Obligor or another party attempts or takes any step to do so); or

(iii)	it is or becomes unlawful for an Obligor to comply with any of its obligations under the Finance Documents; or

(i)	(cessation of business) an Obligor ceases to conduct its business without the prior written consent of the Facility Agent; or

(j)	(compulsory acquisition) all or a material part of the property of an Obligor is compulsorily acquired by any Government Agency or an Obligor sells or divests itself of all or a material part of its property because it is required to do so by a Government Agency; or

(k)	(material judgement) a judgement is obtained against an Obligor for an amount exceeding A$10 million (or its equivalent) and that judgement is not:

(i)	satisfied or stayed within 15 Business Days of the date for payment; or

(ii)	being appealed by an Obligor in good faith; or

(l)	(reduction of capital) without the consent of the Facility Agent or as otherwise permitted under the Finance Documents, an Obligor takes any action to reduce its capital, buy back any of its shares or make any of its shares capable of being called up only in certain circumstances (such as by passing a resolution or calling a meeting to consider such a resolution); or

(m)	(Material Adverse Effect) an event occurs which has, or is likely to have (or a series of events occur which, together, have or are likely to have) a Material Adverse Effect.

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1.2	Consequences of default

If an Event of Default is continuing, then the Facility Agent (acting on the instructions of the Majority Lenders) may at any time:

(a)	declare by notice to the Borrower that any of the Secured Money is either:

(i)	payable on demand; or

(ii)	immediately due for payment;

(b)	declare by notice to the Borrower that the Lenders’ obligations specified in the notice are terminated and their Commitments specified in the notice are cancelled;

(c)	at the cost of the Borrower, appoint a firm of independent accountants or other experts to review and report to the Facility Agent and the Lenders on the affairs, financial condition and business of any Obligor;

(d)	instruct the Security Trustee to exercise its rights under (and in accordance with the terms of) the Security Trust Deed or any Security;

(e)	take any other action (or instruct the Security Trustee to take any other action) permitted under any Finance Document.

The Facility Agent may also declare that cash cover provided in respect of each Letter of Credit is immediately due and payable or payable on demand whereupon it shall become immediately due and payable or payable on demand.

The Facility Agent may do any or all of these things. The making of any declaration gives immediate effect to its provisions.

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Schedule 6 Excluded Collateral – Relevant Contracts

1	Rolling Stock Maintenance Agreement between Freightliner Australia Pty Ltd (Freightliner) and Downer EDI Rail Pty Ltd (Downer EDI) dated on or around 1 July 2015

2	Equipment Lease Agreement between CIMC Rolling Stock Australia Pty Ltd (CARS) and Freightliner Australia Pty Ltd (Freightliner) dated 26 February 2014

3	Amended and Restated Rail Haulage Agreement between OneSteel Manufacturing Pty Limited (OneSteel), Genesee & Wyoming Australia Pty Ltd (GWA) and Arrium Limited (Guarantor) dated 17 July 2012

4	Plant Hire Contract between Swietelsky CPB Rail Joint Venture (SCRJV) and Freightliner Australia Pty Ltd (Hirer) dated 6 April 2016

5	Riverina Intermodal Freight and Logistics Hub Exclusivity Agreement between Council of the City of Wagga Wagga (Council) and Genesee & Wyoming Australia Pty Ltd (Proponent), dated 18 November 2015

6	Rail Haulage Services Agreement (Wee Waa Facility) between Freightliner Australia Pty Ltd (Freightliner) and Namoi Cotton Alliance (unincorporated joint venture of Louis Dreyfus Commodities Melbourne JVP Pty Ltd and Namcott Marketing Pty Ltd) originally dated 1 July 2009, as amended and restated

7	Standing Offer for Hook and Pull Services Agreement between Australian Rail Track Corporation Ltd (ARTC) and Freightliner Australia Pty Ltd (Freightliner) dated 16 June 2016

8	RailCorp Track Access Agreement between Rail Corporation New South Wales (RailCorp) and Genesee & Wyoming Australia Pty Ltd as the ‘Rail Operator’ (GWA) dated 27 June 2013 (as amended)

9	RailCorp Track Access Agreement between Rail Corporation New South Wales (RailCorp) and Freightliner Australia Pty Ltd as the ‘Rail Operator’ (Freightliner) 19 June 2015

10	Licence Agreement for Exclusive Management between Australian Rail Track Corporation Limited (ARTC) and Genesee & Wyoming Australia Pty Ltd (GWA) (formerly Australia Southern Railroad Pty Ltd) dated 10 November 2000

11	Licence Agreement (Goods Sidings) between Australian Rail Track Corporation Limited (ARTC) and Genesee & Wyoming Australia Pty Ltd (GWA) (formerly Australia Southern Railroad Pty Ltd) dated 1 June 2004

12	Rail Management Agreement between Flinders Ports Pty Limited (ACN 097 377 172) (Flinders Ports) and Genesee & Wyoming Australia Pty Ltd (ACN 079 444 296) (GWA) dated 12 January 2012

13	Port Adelaide Bulk Precinct Rail Access Agreement between Flinders Ports Pty Limited (ACN 097 377 172) (Flinders Ports) and Genesee & Wyoming Australia Pty Ltd (ACN 079 444 296) (GWA) dated 11 January 2012, as amended on 17 September 2012

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14	2007 SA Ground Lease between Minister for Transport (Minister) to Genesee & Wyoming Australia Pty. Ltd (GWA) dated 3 August 2007

15	2011 SA Ground Lease between Minister for Transport as landlord (Minister) to Genesee & Wyoming Australia Pty. Ltd (GWA) dated 24 November 2011

16	Memorandum of Underlease between Coffey Corporate Pty Ltd (Coffey) and Genesee & Wyoming Australia Pty Ltd (GWA) undated (‘Keswick Office Lease’)

17	Lease from Overland Consolidated Pty Limited as landlord (Overland) to Freightliner Australia Pty Ltd as tenant (Freightliner) dated 22 August 2008 (“Pymble Office Lease”)

18	Sandgate Depot Lease from Peter Di Prinzio and Rita Di Prinzio (together, the Landlord) to Freightliner Australia Coal Haulage Pty Ltd (FLACH)Sandgate Depot Lease from Peter Di Prinzio and Rita Di Prinzio (together, the Landlord) to Freightliner Australia Coal Haulage Pty Ltd (FLACH)

19	Whyalla Lease between One Steel Manufacturing Pty Ltd as landlord (OneSteel) and Genesee & Wyoming Australia Pty Ltd (GWA)

20	Deed of Agreement to Lease and Charge between GWA (formerly Australia Southern Railroad Pty Ltd), SA Rail Pty Ltd and The Minister for Transport and Urban Planning, dated 7 November 1997

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Debt Term Sheet

Schedule 7 Designated Rolling Stock

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LOCOMOTIVE LISTING

Company	Loco #	Class	Gauge	HP	Group	Age (RANGE)	Actual Age	Owned / Leased
GWA	701	700	SG	2000	Low Hp	20+	45	Owned
GWA	703	700	SG	2000	Low Hp	20+	45	Owned
GWA	705	700	SG	2000	Low Hp	20+	44	Owned
VIPER	2207	2200	SG	2000	Low Hp	20+	47	Owned
VIPER	2210	2200	SG	2000	Low Hp	20+	47	Owned
VIPER	2212	2200	SG	2000	Low Hp	20+	47	Owned
VIPER	2214	2200	SG	2000	Low Hp	20+	47	Owned
GWA	2216	2200	SG	2000	Low Hp	20+	47	Owned
GWA	ALF18	ALF	SG	3000	3000Hp	20+	40	Owned
GWA	ALF19	ALF	SG	3000	3000Hp	20+	40	Owned
GWA	ALF20	ALF	SG	3000	3000Hp	20+	39	Owned
GWA	ALF21	ALF	SG	3000	3000Hp	20+	40	Owned
GWA	ALF22	ALF	SG	3000	3000Hp	20+	39	Owned
GWA	ALF23	ALF	SG	3000	3000Hp	20+	39	Owned
GWA	ALF24	ALF	SG	3000	3000Hp	20+	39	Owned
GWA	CLF5	CLF	SG	3000	3000Hp	20+	45	Owned
GWA	CLF6	CLF	SG	3000	3000Hp	20+	46	Owned
GWA	CLP8	CLP	SG	3000	3000Hp	20+	45	Owned
GWA	CLP14	CLP	SG	3000	3000Hp	20+	46	Owned
GWA	CLP16	CLP	SG	3000	3000Hp	20+	45	Owned
GWA	CLP17	CLP	SG	3000	3000Hp	20+	45	Owned
GWA	GM37	GM	SG	1850	3000Hp	20+	50	Owned
GWA	GM38	GM	SG	1850	3000Hp	20+	50	Owned
GWA	GM40	GM	SG	1850	3000Hp	20+	49	Owned
GWA	GM42	GM	SG	1850	3000Hp	20+	49	Owned
GWA	GM43	GM	SG	1850	3000Hp	20+	49	Owned
GWA	GM45	GM	SG	1850	3000Hp	20+	49	Owned
GWA	GM46	GM	SG	1850	3000Hp	20+	49	Owned
GWA	GM47	GM	SG	1850	3000Hp	20+	49	Owned
GWA	GWA1	GWA	SG	4300	High Hp	5-10	5	Owned
GWA	GWA2	GWA	SG	4300	High Hp	5-10	5	Owned
GWA	GWA3	GWA	SG	4300	High Hp	5-10	5	Owned
GWA	GWA4	GWA	SG	4300	High Hp	5-10	5	Owned
GWA	GWA5	GWA	SG	4300	High Hp	5-10	5	Owned
GWA	GWA6	GWA	SG	4300	High Hp	5-10	5	Owned
GWA	GWA7	GWA	SG	4300	High Hp	5-10	5	Owned
GWA	GWA8	GWA	SG	4300	High Hp	5-10	5	Owned
GWA	GWA9	GWA	SG	4300	High Hp	0-5	4	Owned
GWA	GWA10	GWA	SG	4300	High Hp	0-5	4	Owned
GWA	GWU1	GWU	SG	4300	High Hp	0-5	4	Owned
GWA	GWU2	GWU	SG	4300	High Hp	0-5	4	Owned
GWA	GWU3	GWU	SG	4300	High Hp	0-5	4	Owned
GWA	GWU4	GWU	SG	4300	High Hp	0-5	4	Owned
GWA	GWU5	GWU	SG	4300	High Hp	0-5	4	Owned
GWA	GWU6	GWU	SG	4300	High Hp	0-5	4	Owned
GWA	GWU7	GWU	SG	4300	High Hp	0-5	4	Owned
GWA	GWU8	GWU	SG	4300	High Hp	0-5	4	Owned
GWA	GWU9	GWU	SG	4300	High Hp	0-5	4	Owned

GWA	1301	1300	NG	1500	Low Hp	20+	60	Owned
GWA	1302	1300	NG	1500	Low Hp	20+	60	Owned
GWA	1303	1300	NG	1500	Low Hp	20+	60	Owned
GWA	1304	1300	NG	1500	Low Hp	20+	60	Owned
GWA	1907	1907	NG	1600	Low Hp	20+	44	Owned
GWA	901	900	SG	900	Low Hp	20+	47	Owned
GWA	903	900	SG	900	Low Hp	20+	56	Owned
GWA	904	900	NG	900	Low Hp	20+	56	Owned
GWA	907	900	NG	900	Low Hp	20+	46	Owned
GWA	ck1	CK	SG	900	Low Hp	20+	49	Owned
GWA	ck3	CK	NG	900	Low Hp	20+	49	Owned
GWA	ck4	CK	NG	900	Low Hp	20+	49	Owned
GWA	ck5	CK	NG	900	Low Hp	20+	49	Owned
GWA	GWN1	GWN	NG	3000	3000Hp	0-5	4	Owned
GWA	GWN2	GWN	NG	3000	3000Hp	0-5	4	Owned
GWA	GWN3	GWN	NG	3000	3000Hp	0-5	4	Owned
GWA	GWN4	GWN	NG	3000	3000Hp	0-5	4	Owned
GWA	GWN5	GWN	NG	3000	3000Hp	0-5	4	Owned
GWA	GM45	GM	SG	1850	Low Hp	20+	49	Owned
GWA	1601	1600	NG	1550	Low Hp	20+	45	Owned
GWA	1603	1600	NG	1550	Low Hp	20+	45	Owned
GWA	1606	1600	NG	1550	Low Hp	20+	45	Owned
GWA	859	830	NG	900	Low Hp	20+	53	Owned
GWA	873	830	NG	900	Low Hp	20+	56	Owned
GWA	846	830	NG	900	Low Hp	20+	53	Owned
GWA	850	830	NG	900	Low Hp	20+	54	Owned
GWA	851	830	NG	900	Low Hp	20+	54	Owned
GWA	902	900	NG	900	Low Hp	20+	56	Owned
GWA	905	900	NG	900	Low Hp	20+	57	Owned
GWA	906	900	NG	900	Low Hp	20+	56	Owned
GWA	1203	1200	NG	1600	Low Hp	20+	51	Owned
GWA	1204	1200	NG	1600	Low Hp	20+	51	Owned
GWA	843	830	BG	900	Low Hp	20+	54	Owned
GWA	844	830	BG	900	Low Hp	20+	54	Owned
FLA	G533	G	SG	3000	3000Hp	20+	28	Owned
FLA	G535	G	SG	3000	3000Hp	20+	28	Owned

Wagon Listing

Company	#	Description	Class	Number	Active / InActive	Business	US Type
GWA	1	Crew Van-SG	ADFY	1	InActive	Crew Van	Coach
GWA	2	Crew Van-SG	ADFY	2	Active	Crew Van	Coach
GWA	3	Crew Van-SG	ADFY	3	InActive	Crew Van	Coach
GWA	4	Crew Van-SG	ADFY	4	Active	Crew Van	Coach
GWA	6	Crew Van-SG	ADFY	6	Active	Crew Van	Coach
GWA	7	Crew Van-SG	ADFY	7	Active	Bootu	Coach

GWA	1	Container Flat Wagon-BG	AFGF	3	InActive	Stored	Flats
GWA	2	Container Flat Wagon-BG	AFGF	13	InActive	Stored	Flats
GWA	3	Container Flat Wagon-BG	AFGF	17	InActive	Stored	Flats
GWA	4	Container Flat Wagon-BG	AFGF	18	InActive	Stored	Flats
GWA	5	Container Flat Wagon-BG	AFGF	19	InActive	Stored	Flats
GWA	6	Container Flat Wagon-BG	AFGF	35	InActive	Stored	Flats
GWA	7	Container Flat Wagon-BG	AFGF	39	InActive	Stored	Flats
GWA	8	Container Flat Wagon-BG	AFGF	46	InActive	Stored	Flats
GWA	9	Container Flat Wagon-BG	AFGF	49	InActive	Stored	Flats
GWA	10	Container Flat Wagon-BG	AFGF	1627	InActive	Stored	Flats
GWA	11	Container Flat Wagon-BG	AFGF	1630	InActive	Stored	Flats
GWA	12	Container Flat Wagon-BG	AFGF	1639	InActive	Stored	Flats
GWA	13	Container Flat Wagon-BG	AFGF	1657	InActive	Stored	Flats
GWA	14	Container Flat Wagon-BG	AFGF	1665	InActive	Stored	Flats
GWA	15	Container Flat Wagon-BG	AFGF	1769	InActive	Stored	Flats

GWA	1	Sleeper & Rail Flat Wagon-SG	AFKX	1	InActive	Stored	Flats
GWA	2	Sleeper & Rail Flat Wagon-SG	AFKX	1	InActive	Stored	Flats
GWA	3	Sleeper & Rail Flat Wagon-SG	AFKX	1	InActive	Stored	Flats
GWA	4	Sleeper & Rail Flat Wagon-SG	AFKX	1	InActive	Stored	Flats
GWA	5	Sleeper & Rail Flat Wagon-SG	AFKX	1	InActive	Stored	Flats
GWA	6	Sleeper & Rail Flat Wagon-SG	AFKX	2	InActive	Stored	Flats
GWA	7	Sleeper & Rail Flat Wagon-SG	AFKX	2	InActive	Stored	Flats
GWA	8	Sleeper & Rail Flat Wagon-SG	AFKX	2	InActive	Stored	Flats
GWA	9	Sleeper & Rail Flat Wagon-SG	AFKX	2	InActive	Stored	Flats
GWA	10	Sleeper & Rail Flat Wagon-SG	AFKX	2	InActive	Stored	Flats
GWA	11	Sleeper & Rail Flat Wagon-SG	AFKX	3	InActive	Stored	Flats
GWA	12	Sleeper & Rail Flat Wagon-SG	AFKX	3	InActive	Stored	Flats
GWA	13	Sleeper & Rail Flat Wagon-SG	AFKX	3	InActive	Stored	Flats
GWA	14	Sleeper & Rail Flat Wagon-SG	AFKX	3	InActive	Stored	Flats
GWA	15	Sleeper & Rail Flat Wagon-SG	AFKX	3	InActive	Stored	Flats
GWA	16	Sleeper & Rail Flat Wagon-SG	AFKX	4	InActive	Stored	Flats
GWA	17	Sleeper & Rail Flat Wagon-SG	AFKX	4	InActive	Stored	Flats
GWA	18	Sleeper & Rail Flat Wagon-SG	AFKX	4	InActive	Stored	Flats
GWA	19	Sleeper & Rail Flat Wagon-SG	AFKX	4	InActive	Stored	Flats
GWA	20	Sleeper & Rail Flat Wagon-SG	AFKX	4	InActive	Stored	Flats
GWA	21	Sleeper & Rail Flat Wagon-SG	AFKX	5	InActive	Stored	Flats
GWA	22	Sleeper & Rail Flat Wagon-SG	AFKX	6	InActive	Stored	Flats
GWA	22	Sleeper & Rail Flat Wagon-SG	AFKX	7	InActive	Stored	Flats
GWA	23	Sleeper & Rail Flat Wagon-SG	AFKX	8	InActive	Stored	Flats
GWA	24	Sleeper & Rail Flat Wagon-SG	AFKX	9	InActive	Stored	Flats
GWA	25	Sleeper & Rail Flat Wagon-SG	AFKX	10	InActive	Stored	Flats
GWA	26	Sleeper & Rail Flat Wagon-SG	AFKX	11	InActive	Stored	Flats

GWA	1	Flat Wagon-SG	AFTF	8572	InActive	Stored	Flats

GWA	1	Sleeper & Rail Flat Wagon-SG	AFTY	4	InActive	Stored	Flats
GWA	2	Sleeper & Rail Flat Wagon-SG	AFTY	5	InActive	Stored	Flats
GWA	3	Sleeper & Rail Flat Wagon-SG	AFTY	6	InActive	Stored	Flats
GWA	4	Sleeper & Rail Flat Wagon-SG	AFTY	8	InActive	Stored	Flats
GWA	5	Sleeper & Rail Flat Wagon-SG	AFTY	9	InActive	Stored	Flats
GWA	6	Sleeper & Rail Flat Wagon-SG	AFTY	10	InActive	Stored	Flats
GWA	7	Sleeper & Rail Flat Wagon-SG	AFTY	11	InActive	Stored	Flats
GWA	8	Sleeper & Rail Flat Wagon-SG	AFTY	13	InActive	Stored	Flats
GWA	9	Sleeper & Rail Flat Wagon-SG	AFTY	15	InActive	Stored	Flats

GWA	1	Shunt Fender-SG	AGGY	1	Active	SG Grain	Flats

GWA	1	Ballast Hopper-BG-50 tonne bogies	AHBF-BG	7	InActive	Stored	Hoppers
GWA	2	Ballast Hopper-BG-50 tonne bogies	AHBF-BG	8	InActive	Stored	Hoppers
GWA	3	Ballast Hopper-BG-50 tonne bogies	AHBF-BG	13	InActive	Stored	Hoppers
GWA	4	Ballast Hopper-BG-50 tonne bogies	AHBF-BG	27	InActive	Stored	Hoppers

GWA	1	Ballast Hopper-SG-50 tonne bogies	AHBF-SG	5	InActive	Surplus	Hoppers
GWA	2	Ballast Hopper-SG-50 tonne bogies	AHBF-SG	14	InActive	Stored	Hoppers
GWA	3	Ballast Hopper-SG-50 tonne bogies	AHBF-SG	18	InActive	Surplus	Hoppers
GWA	4	Ballast Hopper-SG-50 tonne bogies	AHBF-SG	19	InActive	Surplus	Hoppers
GWA	5	Ballast Hopper-SG-50 tonne bogies	AHBF-SG	29	InActive	Surplus	Hoppers
GWA	6	Ballast Hopper-SG-50 tonne bogies	AHBF-SG	40	InActive	Surplus	Hoppers
GWA	7	Ballast Hopper-SG-50 tonne bogies	AHBF-SG	41	InActive	Surplus	Hoppers
GWA	8	Ballast Hopper-SG-50 tonne bogies	AHBF-SG	42	InActive	Surplus	Hoppers
GWA	9	Ballast Hopper-SG-50 tonne bogies	AHBF-SG	45	InActive	Surplus	Hoppers
GWA	10	Ballast Hopper-SG-50 tonne bogies	AHBF-SG	46	InActive	Surplus	Hoppers
GWA	11	Ballast Hopper-SG-50 tonne bogies	AHBF-SG	47	InActive	Surplus	Hoppers
GWA	12	Ballast Hopper-SG-50 tonne bogies	AHBF-SG	48	InActive	Surplus	Hoppers
GWA	13	Ballast Hopper-SG-50 tonne bogies	AHBF-SG	50	InActive	Stored	Hoppers
GWA	14	Ballast Hopper-SG-50 tonne bogies	AHBF-SG	62	InActive	Stored	Hoppers
GWA	15	Ballast Hopper-SG-50 tonne bogies	AHBF-SG	64	InActive	Stored	Hoppers
GWA	16	Ballast Hopper-SG-50 tonne bogies	AHBF-SG	65	InActive	Stored	Hoppers

GWA	1	Ballast Hopper-SG-70 tonne bogie	AHBY	1	Active	GWA - NT	Hoppers
GWA	2	Ballast Hopper-SG-70 tonne bogie	AHBY	3	Active	GWA - NT	Hoppers
GWA	3	Ballast Hopper-SG-70 tonne bogie	AHBY	6	Active	GWA - NT	Hoppers
GWA	4	Ballast Hopper-SG-70 tonne bogie	AHBY	11	Active	GWA - NT	Hoppers
GWA	5	Ballast Hopper-SG-70 tonne bogie	AHBY	12	Active	GWA - NT	Hoppers
GWA	6	Ballast Hopper-SG-70 tonne bogie	AHBY	15	Active	GWA - NT	Hoppers
GWA	7	Ballast Hopper-SG-70 tonne bogie	AHBY	17	Active	GWA - NT	Hoppers
GWA	8	Ballast Hopper-SG-70 tonne bogie	AHBY	20	Active	GWA - NT	Hoppers
GWA	9	Ballast Hopper-SG-70 tonne bogie	AHBY	25	Active	GWA - NT	Hoppers
GWA	10	Ballast Hopper-SG-70 tonne bogie	AHBY	28	Active	GWA - NT	Hoppers
GWA	11	Ballast Hopper-SG-70 tonne bogie	AHBY	30	Active	GWA - NT	Hoppers
GWA	12	Ballast Hopper-SG-70 tonne bogie	AHBY	31	Active	GWA - NT	Hoppers
GWA	13	Ballast Hopper-SG-70 tonne bogie	AHBY	32	Active	GWA - NT	Hoppers
GWA	14	Ballast Hopper-SG-70 tonne bogie	AHBY	33	Active	GWA - NT	Hoppers
GWA	15	Ballast Hopper-SG-70 tonne bogie	AHBY	34	Active	GWA - NT	Hoppers
GWA	16	Ballast Hopper-SG-70 tonne bogie	AHBY	35	Active	GWA - NT	Hoppers
GWA	17	Ballast Hopper-SG-70 tonne bogie	AHBY	37	Active	GWA - NT	Hoppers
GWA	18	Ballast Hopper-SG-70 tonne bogie	AHBY	38	Active	GWA - NT	Hoppers
GWA	19	Ballast Hopper-SG-70 tonne bogie	AHBY	43	Active	GWA - NT	Hoppers
GWA	20	Ballast Hopper-SG-70 tonne bogie	AHBY	51	Active	GWA - NT	Hoppers
GWA	21	Ballast Hopper-SG-70 tonne bogie	AHBY	53	Active	GWA - NT	Hoppers
GWA	22	Ballast Hopper-SG-70 tonne bogie	AHBY	54	Active	GWA - NT	Hoppers
GWA	23	Ballast Hopper-SG-70 tonne bogie	AHBY	55	Active	GWA - NT	Hoppers
GWA	24	Ballast Hopper-SG-70 tonne bogie	AHBY	57	Active	GWA - NT	Hoppers
GWA	25	Ballast Hopper-SG-70 tonne bogie	AHBY	59	Active	GWA - NT	Hoppers

GWA	1	Ballast Hopper-SG-50 tonne bogies	AHBF-SG	2	Active	GWA - NT	Hoppers
GWA	2	Ballast Hopper-SG-50 tonne bogies	AHBF-SG	4	Active	GWA - NT	Hoppers
GWA	3	Ballast Hopper-SG-50 tonne bogies	AHBF-SG	9	Active	GWA - NT	Hoppers
GWA	4	Ballast Hopper-SG-50 tonne bogies	AHBF-SG	10	InActive	Stored	Hoppers
GWA	5	Ballast Hopper-SG-50 tonne bogies	AHBF-SG	16	Active	GWA - NT	Hoppers
GWA	6	Ballast Hopper-SG-50 tonne bogies	AHBF-SG	21	Active	GWA - NT	Hoppers
GWA	7	Ballast Hopper-SG-50 tonne bogies	AHBF-SG	23	InActive	Stored	Hoppers
GWA	8	Ballast Hopper-SG-50 tonne bogies	AHBF-SG	24	Active	GWA - NT	Hoppers
GWA	9	Ballast Hopper-SG-50 tonne bogies	AHBF-SG	26	Active	GWA - NT	Hoppers
GWA	10	Ballast Hopper-SG-50 tonne bogies	AHBF-SG	63	Active	GWA - NT	Hoppers

GWA	1	Grain Hopper-SG	AHGX	3	Active	SG Grain	Covered Hopper
GWA	2	Grain Hopper-SG	AHGX	4	Active	SG Grain	Covered Hopper
GWA	3	Grain Hopper-SG	AHGX	7	Active	SG Grain	Covered Hopper
GWA	4	Grain Hopper-SG	AHGX	9	Active	SG Grain	Covered Hopper
GWA	5	Grain Hopper-SG	AHGX	12	Active	SG Grain	Covered Hopper
GWA	6	Grain Hopper-SG	AHGX	15	Active	SG Grain	Covered Hopper
GWA	7	Grain Hopper-SG	AHGX	19	Active	SG Grain	Covered Hopper
GWA	8	Grain Hopper-SG	AHGX	20	Active	SG Grain	Covered Hopper
GWA	9	Grain Hopper-SG	AHGX	21	Active	SG Grain	Covered Hopper
GWA	10	Grain Hopper-SG	AHGX	22	Active	SG Grain	Covered Hopper
GWA	11	Grain Hopper-SG	AHGX	23	Active	SG Grain	Covered Hopper
GWA	12	Grain Hopper-SG	AHGX	24	Active	SG Grain	Covered Hopper
GWA	13	Grain Hopper-SG	AHGX	25	Active	SG Grain	Covered Hopper
GWA	14	Grain Hopper-SG	AHGX	26	Active	SG Grain	Covered Hopper
GWA	15	Grain Hopper-SG	AHGX	27	Active	SG Grain	Covered Hopper

GWA	16	Grain Hopper-SG	AHGX	28	Active	SG Grain	Covered Hopper
GWA	17	Grain Hopper-SG	AHGX	29	Active	SG Grain	Covered Hopper
GWA	18	Grain Hopper-SG	AHGX	31	Active	SG Grain	Covered Hopper
GWA	19	Grain Hopper-SG	AHGX	33	Active	SG Grain	Covered Hopper
GWA	20	Grain Hopper-SG	AHGX	34	Active	SG Grain	Covered Hopper
GWA	21	Grain Hopper-SG	AHGX	35	Active	SG Grain	Covered Hopper
GWA	22	Grain Hopper-SG	AHGX	36	Active	SG Grain	Covered Hopper
GWA	23	Grain Hopper-SG	AHGX	38	Active	SG Grain	Covered Hopper
GWA	24	Grain Hopper-SG	AHGX	39	Active	SG Grain	Covered Hopper
GWA	25	Grain Hopper-SG	AHGX	40	Active	SG Grain	Covered Hopper
GWA	26	Grain Hopper-SG	AHGX	43	Active	SG Grain	Covered Hopper
GWA	27	Grain Hopper-SG	AHGX	44	Active	SG Grain	Covered Hopper
GWA	28	Grain Hopper-SG	AHGX	46	Active	SG Grain	Covered Hopper
GWA	29	Grain Hopper-SG	AHGX	47	Active	SG Grain	Covered Hopper
GWA	30	Grain Hopper-SG	AHGX	48	Active	SG Grain	Covered Hopper
GWA	31	Grain Hopper-SG	AHGX	49	Active	SG Grain	Covered Hopper

GWA	1	Grain Hopper-SG	AHHF	1	Active	SG Grain	Covered Hopper
GWA	2	Grain Hopper-SG	AHHF	2	Active	SG Grain	Covered Hopper
GWA	3	Grain Hopper-SG	AHHF	3	Active	SG Grain	Covered Hopper
GWA	4	Grain Hopper-SG	AHHF	4	Active	SG Grain	Covered Hopper
GWA	5	Grain Hopper-SG	AHHF	5	Active	SG Grain	Covered Hopper
GWA	6	Grain Hopper-SG	AHHF	6	Active	SG Grain	Covered Hopper
GWA	7	Grain Hopper-SG	AHHF	7	Active	SG Grain	Covered Hopper
GWA	8	Grain Hopper-SG	AHHF	8	Active	SG Grain	Covered Hopper
GWA	9	Grain Hopper-SG	AHHF	9	Active	SG Grain	Covered Hopper
GWA	10	Grain Hopper-SG	AHHF	10	Active	SG Grain	Covered Hopper
GWA	11	Grain Hopper-SG	AHHF	11	Active	SG Grain	Covered Hopper
GWA	12	Grain Hopper-SG	AHHF	12	Active	SG Grain	Covered Hopper
GWA	13	Grain Hopper-SG	AHHF	13	Active	SG Grain	Covered Hopper
GWA	14	Grain Hopper-SG	AHHF	14	Active	SG Grain	Covered Hopper
GWA	15	Grain Hopper-SG	AHHF	15	Active	SG Grain	Covered Hopper
GWA	16	Grain Hopper-SG	AHHF	16	Active	SG Grain	Covered Hopper
GWA	17	Grain Hopper-SG	AHHF	17	Active	SG Grain	Covered Hopper
GWA	18	Grain Hopper-SG	AHHF	18	Active	SG Grain	Covered Hopper
GWA	19	Grain Hopper-SG	AHHF	19	Active	SG Grain	Covered Hopper
GWA	20	Grain Hopper-SG	AHHF	20	Active	SG Grain	Covered Hopper
GWA	21	Grain Hopper-SG	AHHF	21	Active	SG Grain	Covered Hopper
GWA	22	Grain Hopper-SG	AHHF	22	Active	SG Grain	Covered Hopper
GWA	23	Grain Hopper-SG	AHHF	23	Active	SG Grain	Covered Hopper
GWA	24	Grain Hopper-SG	AHHF	24	Active	SG Grain	Covered Hopper
GWA	25	Grain Hopper-SG	AHHF	25	Active	SG Grain	Covered Hopper
GWA	26	Grain Hopper-SG	AHHF	26	Active	SG Grain	Covered Hopper
GWA	27	Grain Hopper-SG	AHHF	27	Active	SG Grain	Covered Hopper

GWA	1	Iron Ore Hopper-NG	AHOF	14601	Active	OneSteel	Hoppers
GWA	2	Iron Ore Hopper-NG	AHOF	14602	Active	OneSteel	Hoppers
GWA	3	Iron Ore Hopper-NG	AHOF	14603	Active	OneSteel	Hoppers
GWA	4	Iron Ore Hopper-NG	AHOF	14604	Active	OneSteel	Hoppers
GWA	5	Iron Ore Hopper-NG	AHOF	14605	Active	OneSteel	Hoppers
GWA	6	Iron Ore Hopper-NG	AHOF	14606	Active	OneSteel	Hoppers
GWA	7	Iron Ore Hopper-NG	AHOF	14607	Active	OneSteel	Hoppers
GWA	8	Iron Ore Hopper-NG	AHOF	14608	Active	OneSteel	Hoppers
GWA	9	Iron Ore Hopper-NG	AHOF	14609	Active	OneSteel	Hoppers
GWA	10	Iron Ore Hopper-NG	AHOF	14610	Active	OneSteel	Hoppers
GWA	11	Iron Ore Hopper-NG	AHOF	14611	Active	OneSteel	Hoppers
GWA	12	Iron Ore Hopper-NG	AHOF	14612	Active	OneSteel	Hoppers
GWA	13	Iron Ore Hopper-NG	AHOF	14613	Active	OneSteel	Hoppers
GWA	14	Iron Ore Hopper-NG	AHOF	14614	Active	OneSteel	Hoppers
GWA	15	Iron Ore Hopper-NG	AHOF	14615	Active	OneSteel	Hoppers
GWA	16	Iron Ore Hopper-NG	AHOF	14616	Active	OneSteel	Hoppers
GWA	17	Iron Ore Hopper-NG	AHOF	14617	Active	OneSteel	Hoppers
GWA	18	Iron Ore Hopper-NG	AHOF	14618	Active	OneSteel	Hoppers
GWA	19	Iron Ore Hopper-NG	AHOF	14619	Active	OneSteel	Hoppers
GWA	20	Iron Ore Hopper-NG	AHOF	14620	Active	OneSteel	Hoppers
GWA	21	Iron Ore Hopper-NG	AHOF	14621	Active	OneSteel	Hoppers
GWA	22	Iron Ore Hopper-NG	AHOF	14622	Active	OneSteel	Hoppers
GWA	23	Iron Ore Hopper-NG	AHOF	14623	Active	OneSteel	Hoppers
GWA	24	Iron Ore Hopper-NG	AHOF	14624	Active	OneSteel	Hoppers
GWA	25	Iron Ore Hopper-NG	AHOF	14625	Active	OneSteel	Hoppers
GWA	26	Iron Ore Hopper-NG	AHOF	14626	Active	OneSteel	Hoppers

GWA	27	Iron Ore Hopper-NG	AHOF	14627	Active	OneSteel	Hoppers
GWA	28	Iron Ore Hopper-NG	AHOF	14628	Active	OneSteel	Hoppers
GWA	29	Iron Ore Hopper-NG	AHOF	14629	Active	OneSteel	Hoppers
GWA	30	Iron Ore Hopper-NG	AHOF	14630	Active	OneSteel	Hoppers
GWA	31	Iron Ore Hopper-NG	AHOF	14631	Active	OneSteel	Hoppers
GWA	32	Iron Ore Hopper-NG	AHOF	14632	Active	OneSteel	Hoppers
GWA	33	Iron Ore Hopper-NG	AHOF	14633	Active	OneSteel	Hoppers
GWA	34	Iron Ore Hopper-NG	AHOF	14634	Active	OneSteel	Hoppers
GWA	35	Iron Ore Hopper-NG	AHOF	14635	Active	OneSteel	Hoppers
GWA	36	Iron Ore Hopper-NG	AHOF	14636	Active	OneSteel	Hoppers
GWA	37	Iron Ore Hopper-NG	AHOF	14637	Active	OneSteel	Hoppers
GWA	38	Iron Ore Hopper-NG	AHOF	14638	Active	OneSteel	Hoppers
GWA	39	Iron Ore Hopper-NG	AHOF	14639	Active	OneSteel	Hoppers
GWA	40	Iron Ore Hopper-NG	AHOF	14640	Active	OneSteel	Hoppers
GWA	41	Iron Ore Hopper-NG	AHOF	14641	Active	OneSteel	Hoppers
GWA	42	Iron Ore Hopper-NG	AHOF	14642	Active	OneSteel	Hoppers
GWA	43	Iron Ore Hopper-NG	AHOF	14643	Active	OneSteel	Hoppers
GWA	44	Iron Ore Hopper-NG	AHOF	14644	Active	OneSteel	Hoppers
GWA	45	Iron Ore Hopper-NG	AHOF	14645	Active	OneSteel	Hoppers
GWA	46	Iron Ore Hopper-NG	AHOF	14646	Active	OneSteel	Hoppers
GWA	47	Iron Ore Hopper-NG	AHOF	14647	Active	OneSteel	Hoppers
GWA	48	Iron Ore Hopper-NG	AHOF	14648	Active	OneSteel	Hoppers
GWA	49	Iron Ore Hopper-NG	AHOF	14649	Active	OneSteel	Hoppers
GWA	50	Iron Ore Hopper-NG	AHOF	14650	Active	OneSteel	Hoppers
GWA	51	Iron Ore Hopper-NG	AHOF	14651	Active	OneSteel	Hoppers
GWA	52	Iron Ore Hopper-NG	AHOF	14652	Active	OneSteel	Hoppers
GWA	53	Iron Ore Hopper-NG	AHOF	14653	Active	OneSteel	Hoppers
GWA	54	Iron Ore Hopper-NG	AHOF	14654	Active	OneSteel	Hoppers
GWA	55	Iron Ore Hopper-NG	AHOF	14655	Active	OneSteel	Hoppers
GWA	56	Iron Ore Hopper-NG	AHOF	14656	Active	OneSteel	Hoppers

GWA	1	Iron Ore Hopper-NG	AHPF	14657	Active	OneSteel	Hoppers
GWA	2	Iron Ore Hopper-NG	AHPF	14658	Active	OneSteel	Hoppers
GWA	3	Iron Ore Hopper-NG	AHPF	14659	Active	OneSteel	Hoppers
GWA	4	Iron Ore Hopper-NG	AHPF	14660	Active	OneSteel	Hoppers
GWA	5	Iron Ore Hopper-NG	AHPF	14661	Active	OneSteel	Hoppers
GWA	6	Iron Ore Hopper-NG	AHPF	14662	Active	OneSteel	Hoppers
GWA	7	Iron Ore Hopper-NG	AHPF	14663	Active	OneSteel	Hoppers
GWA	8	Iron Ore Hopper-NG	AHPF	14664	Active	OneSteel	Hoppers
GWA	9	Iron Ore Hopper-NG	AHPF	14665	Active	OneSteel	Hoppers
GWA	10	Iron Ore Hopper-NG	AHPF	14666	Active	OneSteel	Hoppers
GWA	11	Iron Ore Hopper-NG	AHPF	14667	Active	OneSteel	Hoppers
GWA	12	Iron Ore Hopper-NG	AHPF	14668	Active	OneSteel	Hoppers
GWA	13	Iron Ore Hopper-NG	AHPF	14669	Active	OneSteel	Hoppers
GWA	14	Iron Ore Hopper-NG	AHPF	14670	Active	OneSteel	Hoppers
GWA	15	Iron Ore Hopper-NG	AHPF	14671	Active	OneSteel	Hoppers
GWA	16	Iron Ore Hopper-NG	AHPF	14672	Active	OneSteel	Hoppers
GWA	17	Iron Ore Hopper-NG	AHPF	14673	Active	OneSteel	Hoppers
GWA	18	Iron Ore Hopper-NG	AHPF	14674	Active	OneSteel	Hoppers
GWA	19	Iron Ore Hopper-NG	AHPF	14675	Active	OneSteel	Hoppers
GWA	20	Iron Ore Hopper-NG	AHPF	14676	Active	OneSteel	Hoppers
GWA	21	Iron Ore Hopper-NG	AHPF	14677	Active	OneSteel	Hoppers
GWA	22	Iron Ore Hopper-NG	AHPF	14678	Active	OneSteel	Hoppers
GWA	23	Iron Ore Hopper-NG	AHPF	14679	Active	OneSteel	Hoppers
GWA	24	Iron Ore Hopper-NG	AHPF	14680	Active	OneSteel	Hoppers
GWA	25	Iron Ore Hopper-NG	AHPF	14681	Active	OneSteel	Hoppers
GWA	26	Iron Ore Hopper-NG	AHPF	14682	Active	OneSteel	Hoppers
GWA	27	Iron Ore Hopper-NG	AHPF	14683	Active	OneSteel	Hoppers
GWA	28	Iron Ore Hopper-NG	AHPF	14684	Active	OneSteel	Hoppers
GWA	29	Iron Ore Hopper-NG	AHPF	14685	Active	OneSteel	Hoppers
GWA	30	Iron Ore Hopper-NG	AHPF	14686	Active	OneSteel	Hoppers
GWA	31	Iron Ore Hopper-NG	AHPF	14687	Active	OneSteel	Hoppers
GWA	32	Iron Ore Hopper-NG	AHPF	14688	Active	OneSteel	Hoppers
GWA	33	Iron Ore Hopper-NG	AHPF	14689	Active	OneSteel	Hoppers
GWA	34	Iron Ore Hopper-NG	AHPF	14690	Active	OneSteel	Hoppers
GWA	35	Iron Ore Hopper-NG	AHPF	14691	Active	OneSteel	Hoppers
GWA	36	Iron Ore Hopper-NG	AHPF	14692	Active	OneSteel	Hoppers
GWA	37	Iron Ore Hopper-NG	AHPF	14693	Active	OneSteel	Hoppers
GWA	38	Iron Ore Hopper-NG	AHPF	14694	Active	OneSteel	Hoppers
GWA	39	Iron Ore Hopper-NG	AHPF	14695	Active	OneSteel	Hoppers
GWA	40	Iron Ore Hopper-NG	AHPF	14696	Active	OneSteel	Hoppers

GWA	41	Iron Ore Hopper-NG	AHPF	14697	Active	OneSteel	Hoppers
GWA	42	Iron Ore Hopper-NG	AHPF	14698	Active	OneSteel	Hoppers
GWA	43	Iron Ore Hopper-NG	AHPF	14699	Active	OneSteel	Hoppers
GWA	44	Iron Ore Hopper-NG	AHPF	14700	Active	OneSteel	Hoppers
GWA	45	Iron Ore Hopper-NG	AHPF	14701	Active	OneSteel	Hoppers
GWA	46	Iron Ore Hopper-NG	AHPF	14702	Active	OneSteel	Hoppers
GWA	47	Iron Ore Hopper-NG	AHPF	14703	Active	OneSteel	Hoppers
GWA	48	Iron Ore Hopper-NG	AHPF	14704	Active	OneSteel	Hoppers
GWA	49	Iron Ore Hopper-NG	AHPF	14705	Active	OneSteel	Hoppers
GWA	50	Iron Ore Hopper-NG	AHPF	14706	Active	OneSteel	Hoppers
GWA	51	Iron Ore Hopper-NG	AHPF	14707	Active	OneSteel	Hoppers
GWA	52	Iron Ore Hopper-NG	AHPF	14708	Active	OneSteel	Hoppers
GWA	53	Iron Ore Hopper-NG	AHPF	14709	Active	OneSteel	Hoppers
GWA	54	Iron Ore Hopper-NG	AHPF	14710	Active	OneSteel	Hoppers
GWA	55	Iron Ore Hopper-NG	AHPF	14711	Active	OneSteel	Hoppers
GWA	56	Iron Ore Hopper-NG	AHPF	14712	Active	OneSteel	Hoppers
GWA	57	Iron Ore Hopper-NG	AHPF	14713	Active	OneSteel	Hoppers
GWA	58	Iron Ore Hopper-NG	AHPF	14714	Active	OneSteel	Hoppers
GWA	59	Iron Ore Hopper-NG	AHPF	14715	Active	OneSteel	Hoppers

GWA	1	Marble Hopper-SG	AHTF	1453	InActive	Stored	Hoppers

GWA	1	Bulk Steel Open-NG	AKHX-NG	9	InActive	NG-Ballast	Flats
GWA	2	Bulk Steel Open-NG	AKHX-NG	20	InActive	NG-Ballast	Flats
GWA	3	Bulk Steel Open-NG	AKHX-NG	28	InActive	NG-Ballast	Flats
GWA	4	Bulk Steel Open-NG	AKHX-NG	78	InActive	NG-Ballast	Flats

GWA	1	Bulk Steel Open-SG	AKHX	27	InActive	Stored	Flats
GWA	2	Bulk Steel Open-SG	AKHX	35	InActive	Stored	Flats
GWA	3	Bulk Steel Open-SG	AKHX	51	InActive	Stored	Flats
GWA	4	Bulk Steel Open-SG	AKHX	52	InActive	Stored	Flats
GWA	5	Bulk Steel Open-SG	AKHX	56	InActive	Stored	Flats
GWA	6	Bulk Steel Open-SG	AKHX	71	InActive	Stored	Flats
GWA	7	Bulk Steel Open-SG	AKHX	73	InActive	Stored	Flats
GWA	8	Bulk Steel Open-SG	AKHX	75	InActive	Stored	Flats
GWA	9	Bulk Steel Open-SG	AKHX	81	InActive	Stored	Flats
GWA	10	Bulk Steel Open-SG	AKHX	82	InActive	Stored	Flats
GWA	11	Bulk Steel Open-SG	AKHX	85	InActive	Stored	Flats
GWA	12	Bulk Steel Open-SG	AKHX	89	InActive	Stored	Flats
GWA	13	Bulk Steel Open-SG	AKHX	90	InActive	Stored	Flats
GWA	14	Bulk Steel Open-SG	AKHX	91	InActive	Stored	Flats

GWA	1	Short Rail Flat Wagon-SG	AKRF	26	InActive	Stored	Flats
GWA	2	Short Rail Flat Wagon-SG	AKRF	37	InActive	Stored	Flats
GWA	3	Short Rail Flat Wagon-SG	AKRF	42	InActive	Stored	Flats
GWA	4	Short Rail Flat Wagon-SG	AKRF	48	InActive	Stored	Flats

GWA	1	Louvre Van-SG	ALGY	57	InActive	Surplus	Box

GWA	1	Louvre Van-SG	ALHX	19	InActive	Surplus	Box

GWA	1	Container Flat Wagon-SG	AQCY	30223	Active	Intermodal	Flats
GWA	2	Container Flat Wagon-SG	AQCY	30225	InActive	Stored	Flats
GWA	3	Container Flat Wagon-SG	AQCY	30229	Active	Intermodal	Flats
GWA	4	Container Flat Wagon-SG	AQCY	30237	Active	Intermodal	Flats
GWA	5	Container Flat Wagon-SG	AQCY	30238	Active	Intermodal	Flats
GWA	6	Container Flat Wagon-SG	AQCY	30301	Active	Intermodal	Flats
GWA	7	Container Flat Wagon-SG	AQCY	30305	InActive	Surplus	Flats
GWA	8	Container Flat Wagon-SG	AQCY	30306	Active	Intermodal	Flats
GWA	9	Container Flat Wagon-SG	AQCY	30307	Active	Intermodal	Flats
GWA	10	Container Flat Wagon-SG	AQCY	30310	Active	Intermodal	Flats
GWA	11	Container Flat Wagon-SG	AQCY	30313	InActive	Stored	Flats
GWA	12	Container Flat Wagon-SG	AQCY	30316	Active	Intermodal	Flats
GWA	13	Container Flat Wagon-SG	AQCY	30317	Active	Intermodal	Flats
GWA	14	Container Flat Wagon-SG	AQCY	30322	Active	Intermodal	Flats
GWA	15	Container Flat Wagon-SG	AQCY	30325	InActive	Surplus	Flats
GWA	16	Container Flat Wagon-SG	AQCY	30326	InActive	Surplus	Flats
GWA	17	Container Flat Wagon-SG	AQCY	30327	Active	Intermodal	Flats
GWA	18	Container Flat Wagon-SG	AQCY	30330	Active	Intermodal	Flats
GWA	19	Container Flat Wagon-SG	AQCY	30331	InActive	Stored	Flats
GWA	20	Container Flat Wagon-SG	AQCY	30333	InActive	Surplus	Flats

GWA	21	Container Flat Wagon-SG	AQCY	30334	InActive	Surplus	Flats
GWA	22	Container Flat Wagon-SG	AQCY	30341	Active	Intermodal	Flats
GWA	23	Container Flat Wagon-SG	AQCY	30342	Active	Intermodal	Flats
GWA	24	Container Flat Wagon-SG	AQCY	30349	Active	Intermodal	Flats
GWA	25	Container Flat Wagon-SG	AQCY	30350	Active	Intermodal	Flats
GWA	26	Container Flat Wagon-SG	AQCY	30352	Active	Intermodal	Flats
GWA	27	Wheel Carrier Flat Wagon-SG	AQCY	30355	Active	GWA	Wheel carrier wagon
GWA	28	Container Flat Wagon-SG	AQCY	30357	Active	Intermodal	Flats
GWA	29	Container Flat Wagon-SG	AQCY	30358	Active	Intermodal	Flats
GWA	30	Container Flat Wagon-SG	AQCY	30361	Active	Intermodal	Flats
GWA	31	Container Flat Wagon-SG	AQCY	30370	Active	Intermodal	Flats
GWA	32	Container Flat Wagon-SG	AQCY	30371	InActive	Stored	Flats
GWA	33	Container Flat Wagon-SG	AQCY	30372	Active	Intermodal	Flats
GWA	34	Container Flat Wagon-SG	AQCY	30375	Active	Intermodal	Flats
GWA	35	Container Flat Wagon-SG	AQCY	30376	Active	Intermodal	Flats
GWA	36	Container Flat Wagon-SG	AQCY	30378	Active	Intermodal	Flats
GWA	37	Container Flat Wagon-SG	AQCY	30379	Active	Intermodal	Flats
GWA	38	Wheel Carrier Flat Wagon-SG	AQCY	30380	Active	GWA	Wheel carrier wagon
GWA	39	Container Flat Wagon-SG	AQCY	30383	Active	Intermodal	Flats
GWA	40	Container Flat Wagon-SG	AQCY	30386	InActive	Stored	Flats
GWA	41	Container Flat Wagon-SG	AQCY	30387	InActive	Surplus	Flats
GWA	42	Container Flat Wagon-SG	AQCY	30391	Active	Intermodal	Flats
GWA	43	Container Flat Wagon-SG	AQCY	30393	Active	Intermodal	Flats
GWA	44	Container Flat Wagon-SG	AQCY	30395	InActive	Surplus	Flats
GWA	45	Container Flat Wagon-SG	AQCY	30396	InActive	Surplus	Flats
GWA	46	Container Flat Wagon-SG	AQCY	30397	Active	Intermodal	Flats
GWA	47	Container Flat Wagon-SG	AQCY	30398	Active	Intermodal	Flats
GWA	48	Container Flat Wagon-SG	AQCY	30400	Active	Intermodal	Flats
GWA	49	Container Flat Wagon-SG	AQCY	30401	Active	Intermodal	Flats
GWA	50	Container Flat Wagon-SG	AQCY	30403	Active	Intermodal	Flats
GWA	51	Container Flat Wagon-SG	AQCY	30404	Active	Intermodal	Flats
GWA	52	Container Flat Wagon-SG	AQCY	30407	Active	Intermodal	Flats
GWA	53	Container Flat Wagon-SG	AQCY	30410	InActive	Surplus	Flats
GWA	54	Container Flat Wagon-SG	AQCY	30417	Active	Intermodal	Flats
GWA	55	Container Flat Wagon-SG	AQCY	30418	Active	Intermodal	Flats
GWA	56	Container Flat Wagon-SG	AQCY	30420	Active	Intermodal	Flats
GWA	57	Container Flat Wagon-SG	AQCY	30421	Active	Intermodal	Flats
GWA	58	Container Flat Wagon-SG	AQCY	30427	InActive	Surplus	Flats
GWA	59	Container Flat Wagon-SG	AQCY	30428	Active	Intermodal	Flats
GWA	60	Container Flat Wagon-SG	AQCY	30436	Active	Intermodal	Flats
GWA	61	Container Flat Wagon-SG	AQCY	30447	Active	Intermodal	Flats
GWA	62	Container Flat Wagon-SG	AQCY	31001	InActive	Surplus	Flats
GWA	63	Container Flat Wagon-SG	AQCY	31007	Active	Intermodal	Flats
GWA	64	Container Flat Wagon-SG	AQCY	31010	Active	Intermodal	Flats
GWA	65	Container Flat Wagon-SG	AQCY	31011	Active	Intermodal	Flats
GWA	66	Container Flat Wagon-SG	AQCY	31012	Active	Intermodal	Flats
GWA	67	Container Flat Wagon-SG	AQCY	31016	Active	Intermodal	Flats
GWA	68	Container Flat Wagon-SG	AQCY	31017	Active	Intermodal	Flats
GWA	69	Container Flat Wagon-SG	AQCY	31019	InActive	Surplus	Flats
GWA	70	Container Flat Wagon-SG	AQCY	31025	InActive	Surplus	Flats
GWA	71	Wheel Carrier Flat Wagon-SG	AQCY	31028	Active	GWA	Wheel carrier wagon
GWA	72	Container Flat Wagon-SG	AQCY	31031	Active	Intermodal	Flats
GWA	73	Container Flat Wagon-SG	AQCY	31035	InActive	Surplus	Flats
GWA	74	Container Flat Wagon-SG	AQCY	31038	Active	Intermodal	Flats
GWA	75	Container Flat Wagon-SG	AQCY	31040	InActive	Surplus	Flats
GWA	76	Container Flat Wagon-SG	AQCY	31042	Active	Intermodal	Flats
GWA	77	Container Flat Wagon-SG	AQCY	31044	Active	Intermodal	Flats
GWA	78	Container Flat Wagon-SG	AQCY	31045	InActive	Stored	Flats
GWA	79	Container Flat Wagon-SG	AQCY	31049	Active	Intermodal	Flats
GWA	80	Container Flat Wagon-SG	AQCY	31053	Active	Intermodal	Flats

GWA	1	Fuel Flat Wagon-Heavy U/frame	AQFY	4278	Active	Southern Iron	Fuel Flats
GWA	2	Fuel Flat Wagon-Heavy U/frame	AQFY	4334	Active	Southern Iron	Fuel Flats
GWA	3	Fuel Flat Wagon-Heavy U/frame	AQFY	4379	Active	Southern Iron	Fuel Flats
GWA	4	Fuel Flat Wagon-Heavy U/frame	AQFY	4388	Active	Southern Iron	Fuel Flats

GWA	1	Container Flat 2 pack-SG	AQKY	1	InActive	Surplus	Flats
GWA	2	Container Flat 2 pack-SG	AQKY	6	InActive	Surplus	Flats

GWA	1	Container Flat Wagon-SG	AQPY	2145	InActive	Stored	Flats
GWA	2	Container Flat Wagon-SG	AQPY	2308	InActive	Stored	Flats

GWA	3	Container Flat Wagon-SG	AQPY	2322	InActive	Stored	Flats
GWA	4	Container Flat Wagon-SG	AQPY	2537	InActive	Stored	Flats
GWA	5	Container Flat Wagon-SG	AQPY	2571	InActive	Stored	Flats
GWA	6	Container Flat Wagon-SG	AQPY	2873	InActive	Stored	Flats
GWA	7	Container Flat Wagon-SG	AQPY	2886	InActive	Stored	Flats
GWA	8	Container Flat Wagon-SG	AQPY	2916	InActive	Stored	Flats
GWA	9	Container Flat Wagon-SG	AQPY	2942	InActive	Stored	Flats
GWA	10	Container Flat Wagon-SG	AQPY	2948	InActive	Stored	Flats
GWA	11	Container Flat Wagon-SG	AQPY	2982	InActive	Stored	Flats
GWA	12	Container Flat Wagon-SG	AQPY	3005	InActive	Stored	Flats
GWA	13	Container Flat Wagon-SG	AQPY	3928	InActive	Stored	Flats
GWA	14	Container Flat Wagon-SG	AQPY	4009	InActive	Stored	Flats
GWA	15	Container Flat Wagon-SG	AQPY	4076	InActive	Stored	Flats
GWA	16	Container Flat Wagon-SG	AQPY	4078	InActive	Stored	Flats
GWA	17	Container Flat Wagon-SG	AQPY	4088	InActive	Stored	Flats
GWA	18	Container Flat Wagon-SG	AQPY	4114	InActive	Stored	Flats
GWA	19	Container Flat Wagon-SG	AQPY	4142	InActive	Stored	Flats
GWA	20	Container Flat Wagon-SG	AQPY	4148	InActive	Stored	Flats
GWA	21	Container Flat Wagon-SG	AQPY	4149	InActive	Stored	Flats
GWA	22	Container Flat Wagon-SG	AQPY	4151	InActive	Stored	Flats
GWA	23	Container Flat Wagon-SG	AQPY	4179	InActive	Stored	Flats
GWA	24	Container Flat Wagon-SG	AQPY	4180	InActive	Stored	Flats

GWA	1	Fuel Flat Wagon-SG	AQQY	4230	Active	Intermodal	Fuel Flats
GWA	2	Fuel Flat Wagon-SG	AQQY	4232	Active	Intermodal	Fuel Flats
GWA	3	Fuel Flat Wagon-SG	AQQY	4233	Active	Intermodal	Fuel Flats
GWA	4	Fuel Flat Wagon-SG	AQQY	4243	Active	Intermodal	Fuel Flats
GWA	5	Fuel Flat Wagon-SG	AQQY	4300	Active	Intermodal	Fuel Flats
GWA	6	Fuel Flat Wagon-SG	AQQY	4362	Active	Intermodal	Fuel Flats

GWA	1	Container Flat Wagon-SG	AQDY	4239	Active	Intermodal	Flats
GWA	2	Container Flat Wagon-SG	AQDY	4242	Active	Intermodal	Flats
GWA	3	Container Flat Wagon-SG	AQDY	4246	Active	Intermodal	Flats
GWA	4	Container Flat Wagon-SG	AQDY	4251	Active	Intermodal	Flats
GWA	5	Container Flat Wagon-SG	AQDY	4254	Active	Intermodal	Flats
GWA	6	Container Flat Wagon-SG	AQDY	4257	Active	Intermodal	Flats
GWA	7	Container Flat Wagon-SG	AQDY	4261	Active	Intermodal	Flats
GWA	8	Container Flat Wagon-SG	AQDY	4264	Active	Intermodal	Flats
GWA	9	Container Flat Wagon-SG	AQDY	4266	Active	Intermodal	Flats
GWA	10	Container Flat Wagon-SG	AQDY	4269	Active	Intermodal	Flats
GWA	11	Container Flat Wagon-SG	AQDY	4272	Active	Intermodal	Flats
GWA	12	Container Flat Wagon-SG	AQDY	4277	Active	Intermodal	Flats
GWA	13	Container Flat Wagon-SG	AQDY	4293	Active	Intermodal	Flats
GWA	14	Container Flat Wagon-SG	AQDY	4296	Active	Intermodal	Flats
GWA	15	Container Flat Wagon-SG	AQDY	4307	Active	Intermodal	Flats
GWA	16	Container Flat Wagon-SG	AQDY	4308	Active	Intermodal	Flats
GWA	17	Container Flat Wagon-SG	AQDY	4313	Active	Intermodal	Flats
GWA	18	Container Flat Wagon-SG	AQDY	4319	Active	Intermodal	Flats
GWA	19	Container Flat Wagon-SG	AQDY	4321	Active	Intermodal	Flats
GWA	20	Container Flat Wagon-SG	AQDY	4327	Active	Intermodal	Flats
GWA	21	Container Flat Wagon-SG	AQDY	4328	Active	Intermodal	Flats
GWA	22	Container Flat Wagon-SG	AQDY	4331	Active	Intermodal	Flats
GWA	23	Container Flat Wagon-SG	AQDY	4332	Active	Intermodal	Flats
GWA	24	Container Flat Wagon-SG	AQDY	4336	Active	Intermodal	Flats
GWA	25	Container Flat Wagon-SG	AQDY	4339	Active	Intermodal	Flats
GWA	26	Container Flat Wagon-SG	AQDY	4349	Active	Intermodal	Flats
GWA	27	Container Flat Wagon-SG	AQDY	4352	Active	Intermodal	Flats
GWA	28	Container Flat Wagon-SG	AQDY	4357	Active	Intermodal	Flats
GWA	29	Container Flat Wagon-SG	AQDY	4364	Active	Intermodal	Flats
GWA	30	Container Flat Wagon-SG	AQDY	4365	Active	Intermodal	Flats
GWA	31	Container Flat Wagon-SG	AQDY	4369	Active	Intermodal	Flats
GWA	32	Container Flat Wagon-SG	AQDY	4370	Active	Intermodal	Flats
GWA	33	Container Flat Wagon-SG	AQDY	4373	Active	Intermodal	Flats
GWA	34	Container Flat Wagon-SG	AQDY	4375	Active	Intermodal	Flats
GWA	35	Container Flat Wagon-SG	AQDY	4376	Active	Intermodal	Flats
GWA	36	Container Flat Wagon-SG	AQDY	4383	Active	Intermodal	Flats
GWA	37	Container Flat Wagon-SG	AQDY	4386	Active	Intermodal	Flats
GWA	38	Container Flat Wagon-SG	AQDY	4387	Active	Intermodal	Flats
GWA	39	Container Flat Wagon-SG	AQDY	4389	Active	Intermodal	Flats
GWA	40	Container Flat Wagon-SG	AQDY	4392	Active	Intermodal	Flats
GWA	41	Container Flat Wagon-SG	AQDY	4398	Active	Intermodal	Flats

GWA	1	Shunt Fender-SG	AST	28	Active	SG Grain	Flats

GWA	1	Fuel Tanker-SG	ATCL	4825	InActive	Scrap	Tank Car

GWA	1	Fuel Tanker-SG	ATDF	12	InActive	Surplus	Tank Car
GWA	2	Fuel Tanker-SG	ATDF	16	InActive	Surplus	Tank Car

GWA	1	Water Tanker-SG	ATWF	2586	InActive	Surplus	Tank Car
GWA	2	Water Tanker-SG	ATWF	3190	InActive	Surplus	Tank Car

GWA	1	Water Tanker-SG	ATWY	2585	InActive	Surplus	Tank Car
GWA	2	Water Tanker-SG	ATWY	3194	InActive	Surplus	Tank Car

GWA	1	Crew Van-SG	AVDP	274	InActive	Surplus	Coach

GWA	1	Flat Wagon-NG	AZFF	9024	InActive	Stored	Flats

GWA	1	Ballast Plough-SG	AZPY	641	Active	GWA - NT	Flats
GWA	2	Ballast Plough-SG	AZPY	2601	Active	GWA - NT	Flats

GWA	1	Ballast Plough-BG	AZPF	656	Active	Plough	Flats

GWA	1	Grain Hopper-SG	AHAY	850	Active	SG Grain	Covered Hopper
GWA	2	Grain Hopper-SG	AHAY	851	Active	SG Grain	Covered Hopper
GWA	3	Grain Hopper-SG	AHAY	852	Active	SG Grain	Covered Hopper
GWA	4	Grain Hopper-SG	AHAY	853	Active	SG Grain	Covered Hopper
GWA	5	Grain Hopper-SG	AHAY	854	Active	SG Grain	Covered Hopper
GWA	6	Grain Hopper-SG	AHAY	855	Active	SG Grain	Covered Hopper
GWA	7	Grain Hopper-SG	AHAY	856	Active	SG Grain	Covered Hopper
GWA	8	Grain Hopper-SG	AHAY	857	Active	SG Grain	Covered Hopper
GWA	9	Grain Hopper-SG	AHAY	858	Active	SG Grain	Covered Hopper
GWA	10	Grain Hopper-SG	AHAY	859	Active	SG Grain	Covered Hopper
GWA	11	Grain Hopper-SG	AHAY	860	Active	SG Grain	Covered Hopper
GWA	12	Grain Hopper-SG	AHAY	861	Active	SG Grain	Covered Hopper
GWA	13	Grain Hopper-SG	AHAY	862	Active	SG Grain	Covered Hopper
GWA	14	Grain Hopper-SG	AHAY	863	Active	SG Grain	Covered Hopper
GWA	15	Grain Hopper-SG	AHAY	864	Active	SG Grain	Covered Hopper
GWA	16	Grain Hopper-SG	AHAY	865	Active	SG Grain	Covered Hopper
GWA	17	Grain Hopper-SG	AHAY	866	Active	SG Grain	Covered Hopper
GWA	18	Grain Hopper-SG	AHAY	867	Active	SG Grain	Covered Hopper
GWA	19	Grain Hopper-SG	AHAY	868	Active	SG Grain	Covered Hopper
GWA	20	Grain Hopper-SG	AHAY	869	Active	SG Grain	Covered Hopper
GWA	21	Grain Hopper-SG	AHAY	870	Active	SG Grain	Covered Hopper
GWA	22	Grain Hopper-SG	AHAY	871	Active	SG Grain	Covered Hopper
GWA	23	Grain Hopper-SG	AHAY	872	Active	SG Grain	Covered Hopper
GWA	24	Grain Hopper-SG	AHAY	873	Active	SG Grain	Covered Hopper
GWA	25	Grain Hopper-SG	AHAY	874	Active	SG Grain	Covered Hopper
GWA	26	Grain Hopper-SG	AHAY	875	Active	SG Grain	Covered Hopper
GWA	27	Grain Hopper-SG	AHAY	876	Active	SG Grain	Covered Hopper
GWA	28	Grain Hopper-SG	AHAY	877	Active	SG Grain	Covered Hopper
GWA	29	Grain Hopper-SG	AHAY	878	Active	SG Grain	Covered Hopper
GWA	30	Grain Hopper-SG	AHAY	879	Active	SG Grain	Covered Hopper
GWA	31	Grain Hopper-SG	AHAY	880	Active	SG Grain	Covered Hopper
GWA	32	Grain Hopper-SG	AHAY	881	Active	SG Grain	Covered Hopper
GWA	33	Grain Hopper-SG	AHAY	882	Active	SG Grain	Covered Hopper
GWA	34	Grain Hopper-SG	AHAY	883	Active	SG Grain	Covered Hopper
GWA	35	Grain Hopper-SG	AHAY	884	Active	SG Grain	Covered Hopper
GWA	36	Grain Hopper-SG	AHAY	885	Active	SG Grain	Covered Hopper
GWA	37	Grain Hopper-SG	AHAY	886	Active	SG Grain	Covered Hopper
GWA	38	Grain Hopper-SG	AHAY	887	Active	SG Grain	Covered Hopper
GWA	39	Grain Hopper-SG	AHAY	888	Active	SG Grain	Covered Hopper
GWA	40	Grain Hopper-SG	AHAY	889	Active	SG Grain	Covered Hopper
GWA	41	Grain Hopper-SG	AHAY	890	Active	SG Grain	Covered Hopper
GWA	42	Grain Hopper-SG	AHAY	891	Active	SG Grain	Covered Hopper
GWA	43	Grain Hopper-SG	AHAY	892	Active	SG Grain	Covered Hopper
GWA	44	Grain Hopper-SG	AHAY	893	Active	SG Grain	Covered Hopper
GWA	45	Grain Hopper-SG	AHAY	894	Active	SG Grain	Covered Hopper
GWA	46	Grain Hopper-SG	AHAY	895	Active	SG Grain	Covered Hopper
GWA	47	Grain Hopper-SG	AHAY	897	Active	SG Grain	Covered Hopper

GWA	48	Grain Hopper-SG	AHAY	898	Active	SG Grain	Covered Hopper
GWA	49	Grain Hopper-SG	AHAY	899	Active	SG Grain	Covered Hopper
GWA	50	Grain Hopper-SG	AHAY	900	Active	SG Grain	Covered Hopper
GWA	51	Grain Hopper-SG	AHAY	901	Active	SG Grain	Covered Hopper
GWA	52	Grain Hopper-SG	AHAY	902	Active	SG Grain	Covered Hopper
GWA	53	Grain Hopper-SG	AHAY	903	Active	SG Grain	Covered Hopper
GWA	54	Grain Hopper-SG	AHAY	904	Active	SG Grain	Covered Hopper
GWA	55	Grain Hopper-SG	AHAY	905	Active	SG Grain	Covered Hopper
GWA	56	Grain Hopper-SG	AHAY	906	Active	SG Grain	Covered Hopper
GWA	57	Grain Hopper-SG	AHAY	907	Active	SG Grain	Covered Hopper
GWA	58	Grain Hopper-SG	AHAY	908	Active	SG Grain	Covered Hopper
GWA	59	Grain Hopper-SG	AHAY	909	Active	SG Grain	Covered Hopper
GWA	60	Grain Hopper-SG	AHAY	910	Active	SG Grain	Covered Hopper
GWA	61	Grain Hopper-SG	AHAY	911	Active	SG Grain	Covered Hopper
GWA	62	Grain Hopper-SG	AHAY	912	Active	SG Grain	Covered Hopper
GWA	63	Grain Hopper-SG	AHAY	913	Active	SG Grain	Covered Hopper
GWA	64	Grain Hopper-SG	AHAY	914	Active	SG Grain	Covered Hopper
GWA	65	Grain Hopper-SG	AHAY	915	Active	SG Grain	Covered Hopper
GWA	66	Grain Hopper-SG	AHAY	916	Active	SG Grain	Covered Hopper
GWA	67	Grain Hopper-SG	AHAY	917	Active	SG Grain	Covered Hopper
GWA	68	Grain Hopper-SG	AHAY	918	Active	SG Grain	Covered Hopper
GWA	69	Grain Hopper-SG	AHAY	919	Active	SG Grain	Covered Hopper
GWA	70	Grain Hopper-SG	AHAY	920	Active	SG Grain	Covered Hopper
GWA	71	Grain Hopper-SG	AHAY	921	Active	SG Grain	Covered Hopper
GWA	72	Grain Hopper-SG	AHAY	922	Active	SG Grain	Covered Hopper
GWA	73	Grain Hopper-SG	AHAY	923	Active	SG Grain	Covered Hopper
GWA	74	Grain Hopper-SG	AHAY	924	Active	SG Grain	Covered Hopper
GWA	75	Grain Hopper-SG	AHAY	925	Active	SG Grain	Covered Hopper
GWA	76	Grain Hopper-SG	AHAY	926	Active	SG Grain	Covered Hopper
GWA	77	Grain Hopper-SG	AHAY	927	Active	SG Grain	Covered Hopper
GWA	78	Grain Hopper-SG	AHAY	928	Active	SG Grain	Covered Hopper
GWA	79	Grain Hopper-SG	AHAY	929	Active	SG Grain	Covered Hopper
GWA	80	Grain Hopper-SG	AHAY	930	Active	SG Grain	Covered Hopper

GWA	1	Crew Van-SG	ECA	98	Active	SG Grain	Coach

GWA	1	Gypsum Hopper-NG	ENH	1	Active	Gypsum	Hoppers
GWA	2	Gypsum Hopper-NG	ENH	2	Active	Gypsum	Hoppers
GWA	3	Gypsum Hopper-NG	ENH	3	Active	Gypsum	Hoppers
GWA	4	Gypsum Hopper-NG	ENH	4	Active	Gypsum	Hoppers
GWA	5	Gypsum Hopper-NG	ENH	5	Active	Gypsum	Hoppers
GWA	6	Gypsum Hopper-NG	ENH	6	Active	Gypsum	Hoppers
GWA	7	Gypsum Hopper-NG	ENH	7	Active	Gypsum	Hoppers
GWA	8	Gypsum Hopper-NG	ENH	8	Active	Gypsum	Hoppers
GWA	9	Gypsum Hopper-NG	ENH	10	Active	Gypsum	Hoppers
GWA	10	Gypsum Hopper-NG	ENH	11	Active	Gypsum	Hoppers
GWA	11	Gypsum Hopper-NG	ENH	12	Active	Gypsum	Hoppers
GWA	12	Gypsum Hopper-NG	ENH	13	Active	Gypsum	Hoppers
GWA	13	Gypsum Hopper-NG	ENH	14	Active	Gypsum	Hoppers
GWA	14	Gypsum Hopper-NG	ENH	15	Active	Gypsum	Hoppers
GWA	15	Gypsum Hopper-NG	ENH	16	Active	Gypsum	Hoppers
GWA	16	Gypsum Hopper-NG	ENH	17	Active	Gypsum	Hoppers
GWA	17	Gypsum Hopper-NG	ENH	18	Active	Gypsum	Hoppers
GWA	18	Gypsum Hopper-NG	ENH	19	Active	Gypsum	Hoppers
GWA	19	Gypsum Hopper-NG	ENH	20	Active	Gypsum	Hoppers
GWA	20	Gypsum Hopper-NG	ENH	22	Active	Gypsum	Hoppers
GWA	21	Gypsum Hopper-NG	ENH	23	Active	Gypsum	Hoppers
GWA	22	Gypsum Hopper-NG	ENH	25	Active	Gypsum	Hoppers
GWA	23	Gypsum Hopper-NG	ENH	26	Active	Gypsum	Hoppers
GWA	24	Gypsum Hopper-NG	ENH	27	Active	Gypsum	Hoppers
GWA	25	Gypsum Hopper-NG	ENH	28	Active	Gypsum	Hoppers
GWA	26	Gypsum Hopper-NG	ENH	29	Active	Gypsum	Hoppers
GWA	27	Gypsum Hopper-NG	ENH	32	Active	Gypsum	Hoppers
GWA	28	Gypsum Hopper-NG	ENH	33	Active	Gypsum	Hoppers
GWA	29	Gypsum Hopper-NG	ENH	34	Active	Gypsum	Hoppers
GWA	30	Gypsum Hopper-NG	ENH	36	Active	Gypsum	Hoppers
GWA	31	Gypsum Hopper-NG	ENH	37	Active	Gypsum	Hoppers
GWA	32	Gypsum Hopper-NG	ENH	38	Active	Gypsum	Hoppers
GWA	33	Gypsum Hopper-NG	ENH	39	Active	Gypsum	Hoppers
GWA	34	Gypsum Hopper-NG	ENH	40	Active	Gypsum	Hoppers
GWA	35	Gypsum Hopper-NG	ENH	41	Active	Gypsum	Hoppers

GWA	36	Gypsum Hopper-NG	ENH	42	Active	Gypsum	Hoppers
GWA	37	Gypsum Hopper-NG	ENH	43	Active	Gypsum	Hoppers
GWA	38	Gypsum Hopper-NG	ENH	46	Active	Gypsum	Hoppers
GWA	39	Gypsum Hopper-NG	ENH	48	Active	Gypsum	Hoppers
GWA	40	Gypsum Hopper-NG	ENH	49	Active	Gypsum	Hoppers
GWA	41	Gypsum Hopper-NG	ENH	50	Active	Gypsum	Hoppers
GWA	42	Gypsum Hopper-NG	ENH	51	Active	Gypsum	Hoppers
GWA	43	Gypsum Hopper-NG	ENH	52	Active	Gypsum	Hoppers
GWA	44	Gypsum Hopper-NG	ENH	53	Active	Gypsum	Hoppers
GWA	45	Gypsum Hopper-NG	ENH	54	Active	Gypsum	Hoppers
GWA	46	Gypsum Hopper-NG	ENH	55	Active	Gypsum	Hoppers
GWA	47	Gypsum Hopper-NG	ENH	56	Active	Gypsum	Hoppers
GWA	48	Gypsum Hopper-NG	ENH	57	Active	Gypsum	Hoppers
GWA	49	Gypsum Hopper-NG	ENH	58	Active	Gypsum	Hoppers
GWA	50	Gypsum Hopper-NG	ENH	59	Active	Gypsum	Hoppers
GWA	51	Gypsum Hopper-NG	ENH	60	Active	Gypsum	Hoppers
GWA	52	Gypsum Hopper-NG	ENH	61	Active	Gypsum	Hoppers

GWA	1	Gypsum Hopper-NG	ENHA	1	Active	Gypsum	Hoppers
GWA	2	Gypsum Hopper-NG	ENHA	2	Active	Gypsum	Hoppers
GWA	3	Gypsum Hopper-NG	ENHA	3	Active	Gypsum	Hoppers
GWA	4	Gypsum Hopper-NG	ENHA	4	Active	Gypsum	Hoppers
GWA	5	Gypsum Hopper-NG	ENHA	5	Active	Gypsum	Hoppers
GWA	6	Gypsum Hopper-NG	ENHA	6	Active	Gypsum	Hoppers
GWA	7	Gypsum Hopper-NG	ENHA	7	Active	Gypsum	Hoppers

GWA	1	Shunt Fender-NG	ESF	1	Active	NG Grain	Flats

GWA	1	Ballast Plough-NG	EZZF	4	InActive	Stored	Flats

GWA	1	Grain Hopper-NG	HAN	1	InActive	Stored	Covered Hopper
GWA	2	Grain Hopper-NG	HAN	2	Active	NG Grain	Covered Hopper
GWA	3	Grain Hopper-NG	HAN	3	Active	NG Grain	Covered Hopper
GWA	4	Grain Hopper-NG	HAN	4	InActive	Stored	Covered Hopper
GWA	5	Grain Hopper-NG	HAN	5	InActive	Stored	Covered Hopper
GWA	6	Grain Hopper-NG	HAN	6	InActive	Stored	Covered Hopper
GWA	7	Grain Hopper-NG	HAN	7	InActive	Stored	Covered Hopper
GWA	8	Grain Hopper-NG	HAN	9	Active	NG Grain	Covered Hopper
GWA	9	Grain Hopper-NG	HAN	10	Active	NG Grain	Covered Hopper
GWA	10	Grain Hopper-NG	HAN	11	InActive	Stored	Covered Hopper
GWA	11	Grain Hopper-NG	HAN	12	InActive	Stored	Covered Hopper
GWA	12	Grain Hopper-NG	HAN	13	Active	NG Grain	Covered Hopper
GWA	13	Grain Hopper-NG	HAN	14	Active	NG Grain	Covered Hopper
GWA	14	Grain Hopper-NG	HAN	15	Active	NG Grain	Covered Hopper
GWA	15	Grain Hopper-NG	HAN	16	Active	NG Grain	Covered Hopper
GWA	16	Grain Hopper-NG	HAN	17	InActive	Stored	Covered Hopper
GWA	17	Grain Hopper-NG	HAN	18	InActive	Stored	Covered Hopper
GWA	18	Grain Hopper-NG	HAN	19	Active	NG Grain	Covered Hopper
GWA	19	Grain Hopper-NG	HAN	20	Active	NG Grain	Covered Hopper
GWA	20	Grain Hopper-NG	HAN	21	InActive	Stored	Covered Hopper
GWA	21	Grain Hopper-NG	HAN	22	InActive	Stored	Covered Hopper
GWA	22	Grain Hopper-NG	HAN	23	Active	NG Grain	Covered Hopper
GWA	23	Grain Hopper-NG	HAN	24	Active	NG Grain	Covered Hopper
GWA	24	Grain Hopper-NG	HAN	25	Active	NG Grain	Covered Hopper
GWA	25	Grain Hopper-NG	HAN	26	InActive	Stored	Covered Hopper
GWA	26	Grain Hopper-NG	HAN	27	Active	NG Grain	Covered Hopper
GWA	27	Grain Hopper-NG	HAN	28	InActive	Stored	Covered Hopper
GWA	28	Grain Hopper-NG	HAN	29	Active	NG Grain	Covered Hopper
GWA	29	Grain Hopper-NG	HAN	30	Active	NG Grain	Covered Hopper
GWA	30	Grain Hopper-NG	HAN	31	Active	NG Grain	Covered Hopper
GWA	31	Grain Hopper-NG	HAN	32	Active	NG Grain	Covered Hopper
GWA	32	Grain Hopper-NG	HAN	33	Active	NG Grain	Covered Hopper
GWA	33	Grain Hopper-NG	HAN	34	Active	NG Grain	Covered Hopper
GWA	34	Grain Hopper-NG	HAN	35	InActive	Stored	Covered Hopper
GWA	35	Grain Hopper-NG	HAN	36	InActive	Stored	Covered Hopper
GWA	36	Grain Hopper-NG	HAN	37	Active	NG Grain	Covered Hopper
GWA	37	Grain Hopper-NG	HAN	38	Active	NG Grain	Covered Hopper
GWA	38	Grain Hopper-NG	HAN	39	Active	NG Grain	Covered Hopper
GWA	39	Grain Hopper-NG	HAN	40	Active	NG Grain	Covered Hopper
GWA	40	Grain Hopper-NG	HAN	41	Active	NG Grain	Covered Hopper
GWA	41	Grain Hopper-NG	HAN	43	InActive	Stored	Covered Hopper

GWA	42	Grain Hopper-NG	HAN	44	Active	NG Grain	Covered Hopper
GWA	43	Grain Hopper-NG	HAN	45	Active	NG Grain	Covered Hopper
GWA	44	Grain Hopper-NG	HAN	46	Active	NG Grain	Covered Hopper
GWA	45	Grain Hopper-NG	HAN	47	Active	NG Grain	Covered Hopper
GWA	46	Grain Hopper-NG	HAN	48	Active	NG Grain	Covered Hopper
GWA	47	Grain Hopper-NG	HAN	49	InActive	Stored	Covered Hopper
GWA	48	Grain Hopper-NG	HAN	50	Active	NG Grain	Covered Hopper
GWA	49	Grain Hopper-NG	HAN	51	Active	NG Grain	Covered Hopper
GWA	50	Grain Hopper-NG	HAN	52	InActive	Stored	Covered Hopper
GWA	51	Grain Hopper-NG	HAN	53	Active	NG Grain	Covered Hopper
GWA	52	Grain Hopper-NG	HAN	54	Active	NG Grain	Covered Hopper
GWA	53	Grain Hopper-NG	HAN	55	Active	NG Grain	Covered Hopper
GWA	54	Grain Hopper-NG	HAN	56	Active	NG Grain	Covered Hopper
GWA	55	Grain Hopper-NG	HAN	57	Active	NG Grain	Covered Hopper
GWA	56	Grain Hopper-NG	HAN	58	Active	NG Grain	Covered Hopper
GWA	57	Grain Hopper-NG	HAN	59	Active	NG Grain	Covered Hopper
GWA	58	Grain Hopper-NG	HAN	60	InActive	Stored	Covered Hopper
GWA	59	Grain Hopper-NG	HAN	61	Active	NG Grain	Covered Hopper
GWA	60	Grain Hopper-NG	HAN	62	InActive	Stored	Covered Hopper
GWA	61	Grain Hopper-NG	HAN	63	Active	NG Grain	Covered Hopper
GWA	62	Grain Hopper-NG	HAN	64	Active	NG Grain	Covered Hopper
GWA	63	Grain Hopper-NG	HAN	65	Active	NG Grain	Covered Hopper
GWA	64	Grain Hopper-NG	HAN	66	Active	NG Grain	Covered Hopper
GWA	65	Grain Hopper-NG	HAN	67	InActive	Stored	Covered Hopper
GWA	66	Grain Hopper-NG	HAN	68	Active	NG Grain	Covered Hopper
GWA
GWA	1	Grain Hopper-NG	HBN	1	InActive	Stored	Covered Hopper
GWA	2	Grain Hopper-NG	HBN	2	InActive	Stored	Covered Hopper
GWA	3	Grain Hopper-NG	HBN	3	InActive	Stored	Covered Hopper
GWA	4	Grain Hopper-NG	HBN	4	InActive	Stored	Covered Hopper
GWA	5	Grain Hopper-NG	HBN	5	InActive	Stored	Covered Hopper
GWA	6	Grain Hopper-NG	HBN	6	InActive	Stored	Covered Hopper
GWA	7	Grain Hopper-NG	HBN	7	InActive	Stored	Covered Hopper
GWA	8	Grain Hopper-NG	HBN	8	InActive	Stored	Covered Hopper
GWA	9	Grain Hopper-NG	HBN	9	InActive	Stored	Covered Hopper
GWA	10	Grain Hopper-NG	HBN	10	InActive	Stored	Covered Hopper
GWA	11	Grain Hopper-NG	HBN	11	InActive	Stored	Covered Hopper
GWA
GWA	1	Grain Hopper-NG	HCN	1	InActive	Stored	Covered Hopper
GWA	2	Grain Hopper-NG	HCN	2	Active	NG Grain	Covered Hopper
GWA	3	Grain Hopper-NG	HCN	3	InActive	Stored	Covered Hopper
GWA	4	Grain Hopper-NG	HCN	4	Active	NG Grain	Covered Hopper
GWA	5	Grain Hopper-NG	HCN	5	InActive	Stored	Covered Hopper
GWA	6	Grain Hopper-NG	HCN	6	Active	NG Grain	Covered Hopper
GWA	7	Grain Hopper-NG	HCN	7	Active	NG Grain	Covered Hopper
GWA	8	Grain Hopper-NG	HCN	8	Active	NG Grain	Covered Hopper
GWA	9	Grain Hopper-NG	HCN	9	InActive	Stored	Covered Hopper
GWA	10	Grain Hopper-NG	HCN	10	Active	NG Grain	Covered Hopper
GWA	11	Grain Hopper-NG	HCN	11	InActive	Stored	Covered Hopper
GWA	12	Grain Hopper-NG	HCN	12	Active	NG Grain	Covered Hopper
GWA	13	Grain Hopper-NG	HCN	13	InActive	Stored	Covered Hopper
GWA	14	Grain Hopper-NG	HCN	14	InActive	Stored	Covered Hopper
GWA	15	Grain Hopper-NG	HCN	15	Active	NG Grain	Covered Hopper
GWA	16	Grain Hopper-NG	HCN	16	Active	NG Grain	Covered Hopper
GWA	17	Grain Hopper-NG	HCN	17	Active	NG Grain	Covered Hopper
GWA	18	Grain Hopper-NG	HCN	19	Active	NG Grain	Covered Hopper
GWA	19	Grain Hopper-NG	HCN	20	InActive	Stored	Covered Hopper
GWA	20	Grain Hopper-NG	HCN	21	Active	NG Grain	Covered Hopper
GWA	21	Grain Hopper-NG	HCN	22	Active	NG Grain	Covered Hopper
GWA	22	Grain Hopper-NG	HCN	23	InActive	Stored	Covered Hopper
GWA	23	Grain Hopper-NG	HCN	24	InActive	Stored	Covered Hopper
GWA	24	Grain Hopper-NG	HCN	25	Active	NG Grain	Covered Hopper
GWA	25	Grain Hopper-NG	HCN	26	InActive	Stored	Covered Hopper
GWA	26	Grain Hopper-NG	HCN	27	Active	NG Grain	Covered Hopper
GWA	27	Grain Hopper-NG	HCN	28	Active	NG Grain	Covered Hopper
GWA	28	Grain Hopper-NG	HCN	29	Active	NG Grain	Covered Hopper
GWA	29	Grain Hopper-NG	HCN	30	Active	NG Grain	Covered Hopper
GWA	30	Grain Hopper-NG	HCN	31	InActive	Stored	Covered Hopper
GWA	31	Grain Hopper-NG	HCN	32	Active	NG Grain	Covered Hopper
GWA	32	Grain Hopper-NG	HCN	33	Active	NG Grain	Covered Hopper
GWA	33	Grain Hopper-NG	HCN	34	Active	NG Grain	Covered Hopper

GWA	34	Grain Hopper-NG	HCN	35	InActive	Stored	Covered Hopper
GWA	35	Grain Hopper-NG	HCN	36	Active	NG Grain	Covered Hopper
GWA	36	Grain Hopper-NG	HCN	37	Active	NG Grain	Covered Hopper
GWA	37	Grain Hopper-NG	HCN	38	InActive	Stored	Covered Hopper
GWA	38	Grain Hopper-NG	HCN	39	InActive	Stored	Covered Hopper
GWA	39	Grain Hopper-NG	HCN	40	InActive	Stored	Covered Hopper

GWA	1	Shunt Fender-BG	RGC	1771	InActive	Surplus	Flats

GWA	1	Power Van-SG	PGB	377	InActive	Stored	Power Van

GWA	1	Gypsum Hopper-NG	RSG	006	Active	Gypsum	Hoppers
GWA	2	Gypsum Hopper-NG	RSG	024	Active	Gypsum	Hoppers
GWA	3	Gypsum Hopper-NG	RSG	029	Active	Gypsum	Hoppers
GWA	4	Gypsum Hopper-NG	RSG	073	Active	Gypsum	Hoppers
GWA	5	Gypsum Hopper-NG	RSG	075	Active	Gypsum	Hoppers
GWA	6	Gypsum Hopper-NG	RSG	089	Active	Gypsum	Hoppers
GWA	7	Gypsum Hopper-NG	RSG	114	Active	Gypsum	Hoppers

GWA	1	Container Flat Wagon-SG	WFDY	30018	InActive	Stored	Flats
GWA	2	Container Flat Wagon-SG	WFDY	30029	InActive	Stored	Flats
GWA	3	Container Flat Wagon-SG	WFDY	30047	InActive	Stored	Flats
GWA	4	Container Flat Wagon-SG	WFDY	30116	InActive	Stored	Flats

GWA	1	Bulk Steel Open-SG	RKBX	519	InActive	Scrap	Flats
GWA	2	Bulk Steel Open-SG	RKBX	565	InActive	Scrap	Flats

GWA	1	Bulk Steel Open-SG	RKHX	12	InActive	Scrap	Flats
GWA	2	Bulk Steel Open-SG	RKHX	46	InActive	Scrap	Flats

GWA	1	Open Wagon-SG	AOKX	1980	InActive	To Find	Gondolas

GWA	1	Open Wagon-SG	AOLX	1982	InActive	Stored	Gondolas
GWA	2	Open Wagon-SG	AOLX	1989	InActive	Stored	Gondolas
GWA	3	Open Wagon-SG	AOLX	1990	InActive	Stored	Gondolas

GWA	1	Open Wagon-SG	AOOX	2073	InActive	Stored	Gondolas
GWA	2	Open Wagon-SG	AOOX	2173	InActive	Stored	Gondolas
GWA	3	Open Wagon-SG	AOOX	2316	InActive	Stored	Gondolas
GWA	4	Open Wagon-SG	AOOX	2325	InActive	Stored	Gondolas
GWA	5	Open Wagon-SG	AOOX	2850	InActive	Stored	Gondolas
GWA	6	Open Wagon-SG	AOOX	2907	InActive	Stored	Gondolas
GWA	7	Open Wagon-SG	AOOX	2926	InActive	Stored	Gondolas
GWA	8	Open Wagon-SG	AOOX	2929	InActive	Stored	Gondolas
GWA	9	Open Wagon-SG	AOOX	2938	InActive	To Find	Gondolas
GWA	10	Open Wagon-BG	AOOX	2961	InActive	Stored	Gondolas
GWA	11	Open Wagon-SG	AOOX	2976	Active	Stored	Gondolas

GWA	1	Open Wagon-SG	AOOY	3020	InActive	Stored	Gondolas
GWA	2	Open Wagon-SG	AOOY	3026	Active	Stored	Gondolas

GWA	1	Open Wagon-SG	AOSX	3031	InActive	Stored	Gondolas
GWA	2	Open Wagon-SG	AOSX	3035	Active	Stored	Gondolas
GWA	3	Open Wagon-SG	AOSX	4015	InActive	Stored	Gondolas
GWA	4	Open Wagon-SG	AOSX	4029	InActive	Stored	Gondolas
GWA	5	Open Wagon-SG	AOSX	4050	InActive	To Find	Gondolas
GWA	6	Open Wagon-SG	AOSX	4075	InActive	Stored	Gondolas
GWA	7	Open Wagon-SG	AOSX	4091	InActive	Stored	Gondolas

GWA	1	Open Wagon-SG	AZOY	4101	InActive	Stored	Gondolas
GWA	2	Open Wagon-SG	AZOY	4104	InActive	Stored	Gondolas

GWA	1	Open Wagon-SG	ROCX	4105	InActive	Stored	Gondolas
GWA	2	Open Wagon-SG	ROOX	4192	InActive	Stored	Gondolas

Debt Term Sheet

Schedule 8 Approved Lenders

PART A – BANKS

Agricultural Bank of China
Aozora Bank Ltd
Bank of America
Bank of China
Bank of Communications
Bank of Montreal
Bank of Nova Scotia Limited
Bank of Taiwan
BBVA
Bendigo and Adelaide Bank
BNP Paribas
Bank of Tokyo-Mitsubishi
Business Development Bank of Canada
Caisse Centrale Desjardins
Cathay United
Chang Hwa Commercial Bank
China Construction Bank
China Development Bank
CIBC
Citigroup
Commerzbank
Credit Agricole CIB
Crédit Industriel et Commercial
CTBC Bank
DBS Bank Ltd
Deutsche Bank AG
Development Bank of Japan
DZ Bank
Erste Bank
Export Finance & Insurance Corporation
Hua Nan Commercial Bank
HSBC
HSH Nordbank
Industrial & Commercial Bank of China Ltd
ING Bank
Intesa
Investec Australia Limited
JP Morgan Chase & Co
Korea Development Bank
Korea Exchange Bank
Land Bank of Taiwan
Lloyds TSB
Mega International Commercial Bank
Mitsubishi UFJ Trust and Banking
Mizuho
National Australia Bank Limited
National Bank of Canada
Natixis

© King & Wood Mallesons	Debt Term Sheet	84
29493484_46

Nord / LB
Norinchukin
Overseas-Chinese Banking Corporation Limited (OCBC)
Rabobank
Royal Bank of Scotland
Royal Bank of Canada
Shinhan
Shinsei
SMTB
State Bank India
Sumitomo Mitsui Banking Corporation
Societe Generale
Standard Chartered Bank
Taiwan Cooperative Bank
The Norinchukin Bank
Toronto-Dominion Bank
United Overseas Bank Limited
Westpac Banking Corporation
Woori Bank

PART B – FUNDS, INSURANCE COMPANIES AND INVESTMENT BANKS

Accident Compensation Corporation NZ
AMP
Australian Super
Blackrock
CARE Super Pty Limited
Challenger Limited
Hastings Funds Management
Industry Funds Management
HESTA Super Fund
Metrics Credit Partners Pty Ltd
REST Retail Employees Superannuation Trust
UniSuper Limited
Victorian Fund Management Corporation
Zurich Insurance
UBS
Westbourne Capital

© King & Wood Mallesons	Debt Term Sheet	85
29493484_46	14 October 2016

ANNEXURE E – HEDGING PROTOCOL

Project Monty – Mandate,

Commitment and Fee Letter

FINAL BID VERSION

HEDGING PROTOCOL – PROJECT MONTY

1.	INTRODUCTION

Setout below are the commercial terms and conditions under which the Borrower will enter into the interest rate hedging arrangements (the “Hedging Transactions”) contemplated under the Finance Documents in relation to Project Monty.

Terms defined in the Debt Term Sheet or the Mandate, Commitment and Fee Letter have the same meaning when used in this Hedging Protocol, unless a contrary indication appears.

For the purpose of this Hedging Protocol:

a)	“Debt Term Sheet” means the Project Monty Debt Term Sheet in the form agreed between the Borrower and each Mandated Lead Arranger and which is attached to the Mandate, Commitment and Fee Letter as “Annexure D”;

b)	“Eligible Hedge Counterparty” means, in respect of the Hedging Transactions, each bank set out in Schedule 1 (“Hedge Counterparties”) to this Hedging Protocol (being an Initial Lender or an Affiliate of an Initial Lender) which has not ceased to be an Eligible Hedge Counterparty in accordance with paragraph 2 below;

c)	“Hedging Commitment” means, in respect of each Eligible Hedge Counterparty, its credit approved hedging commitment referred to in paragraph 1.2 of the Mandate, Commitment and Fee Letter;

d)	“Mandate, Commitment and Fee Letter” means the letter so-entitled dated on or about 14 October 2016 between the Borrower and the Mandated Lead Arrangers (as defined therein), and to which this Hedging Protocol is attached as “Annexure E”; and

e)	“Pro Rata Proportion” means, in respect of each Eligible Hedge Counterparty, the proportion which its Hedging Commitment bears to the aggregate the Hedging Commitments of all the Eligible Hedge Counterparties.

2.	Allocation of Hedging Transactions

The Borrower aims to ensure the best pricing and execution is obtained for the Hedging Transactions. Each Eligible Hedge Counterparty will be allocated a swap allocation based on its Pro Rata Proportion if it is able to meet the agreed Credit and Execution spreads. If it is not able to meet the agreed Credit and Execution spreads, it will not participate in the Hedging Transactions (and will cease to be an Eligible Hedge Counterparty) and its share of the Hedging Transactions will be offered pro-rata to the remaining Eligible Hedge Counterparties at the agreed Credit and Execution levels.

3.	Determination of Interest Rate Swap Pricing

3.1	Determination of Base Swap Rate

The Base Swap Rate for each interest rate swap will be determined and agreed by the Eligible Hedge Counterparties and the Borrower. Each Base Swap Rate will be calculated from a Base Swap Yield Curve which will be determined using, as far as possible the following data sources:

i.	The “Overnight Cash Rate” as published on Reuters page “RBA30” or Bloomberg page “RBATCTR Index”.

FINAL BID VERSION

ii.	The most recently published Australian Financial Markets Association (“AFMA”) “Bank Bill Swap Reference Rates” for periods from one to six months - published as the mid rates (“AVG MID”) on Reuters page “BBSW” or published as the “Mid” rate on Bloomberg page “GDCO 4213” (at or about 10:00AM AEST).

iii.	The “Mid” of each of the first up to six 90-Day Bank Bill futures contracts prices (each Swap Bank will make a commercially reasonable determination of the number of these contracts to use).

iv.	The “Mid” of the 1 year swap rates (each Swap Bank will make a commercially reasonable determination of the inclusion of this swap rate in conjunction with its determination in step 3 above).

v.	For each tenor greater than 1 year, the average Offer swap spreads as published by “ICAP” (an inter-bank broker) on Reuters Monitor System page “ICAPAUSWAPS01” or the Ask spreads as published on Bloomberg page “GDCO 6319” applied to the yield implied by the prevailing Sydney Futures Exchange 3-year and 10-year bond futures contracts bid prices on Reuters pages “YTTc1” and “YTCc1” respectively or Bloomberg pages “YM1 Comdty” and “XM1 Comdty” respectively (note that these pages show swap spreads on the basis of the floating rate indicator being “BBSW”).

vi.	The swap yield curve determined in steps 1 to 5 inclusive will then be adjusted for the relevant Basis Adjustments if applicable (see Structural Adjustments below).

In the case of inconsistency between the Reuters and Bloomberg references each Eligible Hedge Counterparty will make a commercially reasonable determination of which reference source to use and advise the Borrower during the course of pricing determination.

3.2	Structural Adjustments

“Structural Adjustments” refer to charges that will need to be incorporated into the determination of the Base Swap Rate to compensate any Eligible Hedge Counterparty for any swap structures that do not conform to inter-bank market conventions. The following Structural Adjustments will apply to the transactions covered by this Hedging Protocol.

FINAL BID VERSION

A.	Basis Adjustments (quarterly vs. semi-annual and monthly vs. quarterly rate-sets)

Reference swaps with maturity dates up to and including 3 years are shown (published) on a quarterly basis, while swaps with a maturity date greater than 3 years are shown on a semi-annual basis. If the Borrower requires:

i.	any part of an interest rate swap to have a floating rate-set frequency that differs to standard reference market convention; or

ii.	the basis on which relevant swap reference rates are calculated to differ from standard reference market convention,

then each Eligible Hedge Counterparty will (as applicable) make an adjustment for this based on prevailing market conditions, by referencing:

iii.	For quarterly vs semi-annual rate sets, the average of the “Bid” and “Ask” “6M v 3M” basis swap prices for each tenor as shown on Reuters page “ICAPAUBASIS” or Bloomberg page “GDCO 22724”;

iv.	For monthly vs quarterly rate sets, the Eligible Hedge Counterparty favourable side of the “3M v 1M” basis swap prices for each tenor as shown on Reuters page “ICAPAUBASIS” or Bloomberg page “GDCO 22724”.

Each of these will be notified to the Borrower during the pricing process.

B.	Floating Rate Indicator (BBSY Bid vs. BBSW)

Reference swap rates are published on the basis of the floating rate indicator being BBSW. If the Borrower requires an interest rate swap to have a floating reference rate of AUD-BBR-BBSY BID, then each Eligible Hedge Counterparty will make an adjustment for this. This is a definitional difference of 5 bps per annum.

C.	Rate Set Date Adjustment

If the Borrower requires an interest rate swap to have rate sets on non-neutral dates, each Eligible Hedge Counterparty will (as applicable) make an adjustment for this for the relevant interest period(s) based on prevailing market conditions. If rate set dates of the intended swap occur in either of the periods below, each Eligible Hedge Counterparty will (as applicable) make adjustments based on prevailing market conditions. Currently these are:

i.	3 basis points will be added to the Base Swap Rate for calendar quarter month-end rate sets where the rate sets fall on the last 5 days of the calendar quarter months;

FINAL BID VERSION

ii.	2 basis points will be added to the Base Swap Rate for non-calendar quarter month-end rate sets where the rate sets fall on the last 5 days of the non-calendar quarter months; and

iii.	2 basis points will be added to the Base Swap Rate for half-month-end rate sets where the rate sets fall on the four days up to and including the 15th of the month (subject to normal business day convention).

3.3	Credit and Execution Margins

The agreed margins are

•	Execution – 2 bps

•	Credit – 8.5 bps

Banks will add the Credit and Execution Margin to get the Final All-in Rate.

4.	Other Hedging Terms and Conditions

(a)	The Borrower will issue the Eligible Hedge Counterparties with written instructions nominating the representatives authorised to instruct and transact on behalf of the Borrower with the Eligible Hedge Counterparties.

(b)	This Hedging Protocol shall cease to apply after the all Hedging Transactions described above have been completed pursuant to a fully executed 2002 ISDA Master Agreement, Schedule and associated trade Confirmation(s).

(c)	The Eligible Hedge Counterparties must consider the market to be liquid and free of market disruption at the time the Borrower requests to enter into the interest rate swaps. Illiquidity may be caused by factors including, but not limited to, dealing towards the end of day, at or after close of day and dealing at the time of release of market significant information. If the Eligible Hedge Counterparties (acting reasonably and in good faith) consider the market to be illiquid or subject to market disruption then an additional swap margin can be negotiated in good faith at the appropriate time to cover the inclusion of non-liquid periods. The Eligible Hedge Counterparties reserve the right not to enter into interest rate swaps after-market hours or during illiquid or market disruption periods.

(d)	Pricing will be confirmed on recorded lines at the time of dealing.

(e)	The Borrower undertakes that it will not enter into the interest rate market or release any information that could be used to operate against the interests of the Eligible Hedge Counterparties until the Hedging Transactions have been completed. The Eligible Hedge Counterparties will advise when the Hedging Transactions to which they are party have been completed. For the avoidance of doubt, this does not prevent trading in the ordinary course of business by the advisors to the Borrower or its Affiliates, provided that those activities are undertaken and directed by persons who do not have, and do not have access to, any information in relation to the transactions contemplated by this Hedging Protocol which is not generally known in the relevant financial markets.

FINAL BID VERSION

(f)	The Borrower will endeavour to provide the Eligible Hedge Counterparties with reasonable notice prior to implementing any of the Hedging Transactions. The Eligible Hedge Counterparties are to be kept informed, on a timely basis, with respect to developments relating to the dealing intention of the Borrower.

(g)	Execution of the Hedging Transactions will only be facilitated on request by an authorised dealing representative of the Borrower and subject to the satisfactory completion of appropriate ISDA and other related swap documentation to be consistent with the terms set out in the Debt Term Sheet and agreed Finance Documents and delivery of relevant conditions precedent specified under the Hedge Agreements and Finance Documents, including, but not limited to, evidence of dealing authority.

(h)	All banks listed in Schedule 1 (“Hedge Counterparties”) to this Hedging Protocol undertake that persons who have access to any information in relation to the transaction contemplated by this Hedging Protocol will not enter into the interest rate market with the purpose of operating against the interests of the Borrower and that the Hedging Transactions will be entered into in accordance with all relevant laws and, where applicable, internal compliance procedures.

FINAL BID VERSION

SCHEDULE 1: HEDGE COUNTERPARTIES

	Name	Allocation %
1	NAB	18.0%
2	ANZ	18.0%
3	CBA	18.0%
4	SMBC	18.0%
5	BTMU	10.7%
6	BNP	10.7%
8	Citi	6.6%

Total		100%

FINAL BID VERSION

SCHEDULE 2: INTEREST RATE SWAPS – HEDGE PROFILE

		Debt Outstanding -	Debt Outstanding -
Start Date	End Date	Start of Period	End of Period	% Hedged	Hedge Profile
1-Dec-16	20-Mar-17	690,000,000.00	685,500,000.00	75.0%	517,500,000.00
21-Mar-17	20-Jun-17	685,500,000.00	681,000,000.00	75.0%	514,125,000.00
21-Jun-17	20-Sep-17	681,000,000.00	676,500,000.00	75.0%	510,750,000.00
21-Sep-17	20-Dec-17	676,500,000.00	672,000,000.00	75.0%	507,375,000.00
21-Dec-17	20-Mar-18	672,000,000.00	666,562,500.00	75.0%	504,000,000.00
21-Mar-18	20-Jun-18	666,562,500.00	661,125,000.00	75.0%	499,921,875.00
21-Jun-18	20-Sep-18	661,125,000.00	655,687,500.00	75.0%	495,843,750.00
21-Sep-18	20-Dec-18	655,687,500.00	650,250,000.00	75.0%	491,765,625.00
21-Dec-18	20-Mar-19	650,250,000.00	644,812,500.00	75.0%	487,687,500.00
21-Mar-19	20-Jun-19	644,812,500.00	639,375,000.00	75.0%	483,609,375.00
21-Jun-19	20-Sep-19	639,375,000.00	633,937,500.00	75.0%	479,531,250.00
21-Sep-19	20-Dec-19	633,937,500.00	628,500,000.00	75.0%	475,453,125.00
21-Dec-19	20-Mar-20	628,500,000.00	619,937,500.00	50.0%	314,250,000.00
21-Mar-20	20-Jun-20	619,937,500.00	611,375,000.00	50.0%	309,968,750.00
21-Jun-20	20-Sep-20	611,375,000.00	602,812,500.00	50.0%	305,687,500.00
21-Sep-20	20-Dec-20	602,812,500.00	594,250,000.00	50.0%	301,406,250.00
21-Dec-20	20-Mar-21	594,250,000.00	585,687,500.00	50.0%	297,125,000.00
21-Mar-21	20-Jun-21	585,687,500.00	577,125,000.00	50.0%	292,843,750.00
21-Jun-21	20-Sep-21	577,125,000.00	568,562,500.00	50.0%	288,562,500.00
21-Sep-21	20-Dec-21	568,562,500.00	560,000,000.00	50.0%	284,281,250.00

*	All dates should be adjusted in accordance with the “Modified Following” Business Day Convention